EXHIBIT 4.5.1

                 TRUST AGREEMENT, DATED AS OF MAY 1, 2002,
       BETWEEN GS MORTGAGE SECURITIES CORP. AND JP MORGAN CHASE BANK





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                      GSR MORTGAGE LOAN TRUST 2002-3F



                     MORTGAGE PASS-THROUGH CERTIFICATES


                               SERIES 2002-3F







                              TRUST AGREEMENT


                                   among


                       GS MORTGAGE SECURITIES CORP.,
                                as Depositor


                                    and


                            JPMORGAN CHASE BANK,
                                 as Trustee








                                Dated as of

                                May 1, 2002



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                             TABLE OF CONTENTS

                                                                          Page

ARTICLE I DEFINITIONS.......................................................1
   Section 1.01         Standard Terms......................................1
   Section 1.02         Defined Terms.......................................2

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS................18
   Section 2.01         Conveyance to the Trustee..........................18
   Section 2.02         Acceptance by the Trustee..........................18
   Section 2.03         REMIC Elections and REMIC Interests Designations...19

ARTICLE III REMITTING TO CERTIFICATEHOLDERS................................22
   Section 3.01         Distributions to Certificateholders................22
   Section 3.02         Allocation of Realized Losses and Shortfalls.......28

ARTICLE IV THE SECURITIES..................................................30
   Section 4.01         The Certificates...................................30
   Section 4.02         Denominations......................................30
   Section 4.03         Redemption of Certificates.........................31
   Section 4.04         Securities Laws Restrictions.......................31

ARTICLE V MISCELLANEOUS PROVISIONS.........................................31
   Section 5.01         Request for Opinions...............................31
   Section 5.02         Schedules and Exhibits.............................32
   Section 5.03         Governing Law......................................32
   Section 5.04         Counterparts.......................................32
   Section 5.05         Notices............................................32


                           SCHEDULES AND EXHIBITS

Schedule I            Group I Mortgage Loans
Schedule II           Group II Mortgage Loans
Schedule III          PAC Amortization Schedule


Exhibit IA-A          Form of Class IA-A Certificate
Exhibit IA-B          Form of Class IA-B Certificate
Exhibit IA-C          Form of Class IA-C Certificate
Exhibit IIA-A         Form of Class IIA-A Certificate
Exhibit IIA-B1        Form of Class IIA-B1 Certificate
Exhibit IIA-B2        Form of Class IIA-B2 Certificate
Exhibit IIA-B3        Form of Class IIA-B3 Certificate
Exhibit IIA-B4        Form of Class IIA-B4 Certificate
Exhibit IIA-B5        Form of Class IIA-B5 Certificate
Exhibit IIA-B6        Form of Class IIA-B6 Certificate
Exhibit IIA-B7        Form of Class IIA-B7 Certificate
Exhibit IIA-B8        Form of Class IIA-B8 Certificate
Exhibit IIA-C1        Form of Class IIA-C1 Certificate
Exhibit IIA-C2        Form of Class IIA-C2 Certificate
Exhibit A-X           Form of Class A-X Certificate
Exhibit A-P           Form of Class A-P Certificate
Exhibit IB-1          Form of Class IB-1 Certificate
Exhibit IB-2          Form of Class IB-2 Certificate
Exhibit IB-3          Form of Class IB-3 Certificate
Exhibit IB-4          Form of Class IB-4 Certificate
Exhibit IB-5          Form of Class IB-5 Certificate
Exhibit IB-6          Form of Class IB-6 Certificate
Exhibit IIB-1         Form of Class IIB-1 Certificate
Exhibit IIB-2         Form of Class IIB-2 Certificate
Exhibit IIB-3         Form of Class IIB-3 Certificate
Exhibit IIB-4         Form of Class IIB-4 Certificate
Exhibit IIB-5         Form of Class IIB-5 Certificate
Exhibit IIB-6         Form of Class IIB-6 Certificate
Exhibit R             Form of Residual Certificates



                              TRUST AGREEMENT

                  THIS TRUST AGREEMENT (this "Trust Agreement"), dated as of May 1, 2002, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor") and JPMORGAN CHASE BANK, as trustee (the "Trustee") under this Trust Agreement and the Standard Terms to Trust Agreement, May 2002 Edition (the "Standard Terms"), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.


                           PRELIMINARY STATEMENT

                  The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2002-3F as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $308,526,654 to be known as the Mortgage Pass-Through Certificates, Series 2002-3F (the "Certificates"). The Trust is formed by this Trust Agreement. The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the classes set forth herein.

                  Pursuant to Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as four real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I-1," and "REMIC I-2," relating to Loan Group I, and "REMIC II-1" and "REMIC II-2" relating to Loan Group II) for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

                  For purposes of naming the REMIC Interests and the Certificates, the first character ("I" or "II") refers to the Loan Group; the second character ("A" or "B") refers to the status of the interest (senior or subordinate), the third character (if not the final character) refers to the Subpool ("A," "B," "C," or "P"), and the final character refers to the specific class.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor and the Trustee agree as follows:

                                 ARTICLE I

                                DEFINITIONS

Section 1.01      Standard Terms.

         The Depositor and the Trustee acknowledge that the Standard Terms prescribe certain obligations of the Depositor and the Trustee, with respect to the Certificates. The Depositor and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

         Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02      Defined Terms.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements. In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

         "Accrued Certificate Interest": Interest to be distributed to each Class of Certificates on any Distribution Date consisting of (i) previously accrued interest that remained unpaid on the previous Distribution Date (on a cumulative basis, but without interest on such unpaid interest) and (ii) interest accrued for the related Interest Accrual Period.

         "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate and the Trustee Fee Rate.

         "Applicable Fraction": For each Mortgage Loan and REMIC I-1 and REMIC II-1, shall be calculated as follows:

         o     For each Discount Loan in Group I:

               6.0% minus the Net Rate on such Discount Loan
               ---------------------------------------------
                                   6.0%.

         o For Subgroup I-A and each Mortgage Loan in Group I with a Net Rate less than 6.0% per annum:

                     the Net Rate on such Mortgage Loan
                     -----------------------------------
                                   6.0%;

         o For Subgroup I-A and each Mortgage Loan in Group I with a Net Rate equal to or greater than 6.0% per annum, but less than 6.5% per annum:

               6.5% minus the Net Rate on such Mortgage Loan
               ---------------------------------------------
                                   0.5%;

         o For Subgroup I-B and each Mortgage Loan in Group I with a Net Rate equal to or greater than 6.0% per annum, but less than 6.5% per annum:

           1 minus (6.5% minus the Net Rate on such Mortgage Loan
                   -----------------------------------------------
                                   0.5%);

         o For Subgroup I-B and each Mortgage Loan in Group I with a Net Rate equal to or greater than 6.5% per annum, but less than 7.5% per annum:

               7.5% minus the Net Rate on such Mortgage Loan
               ----------------------------------------------
                                   1.0%;

         o For Subgroup I-C and each Mortgage Loan in Group I with a Net Rate equal to or greater than 6.5% per annum, but less than 7.5% per annum:

                1 minus (7.5% minus the Net Rate on such Mortgage Loan
                        -----------------------------------------------
                                   1.0%);

         o For Subgroup I-C and each Mortgage Loan in Group I with a Net Rate greater than 7.5% per annum, 100%.

         o     For each Discount Loan in Group II:

               6.5% minus the Net Rate on such Discount Loan
               ---------------------------------------------
                                   6.5%.

         o For Subgroup II-A and each Mortgage Loan in Group II with a Net Rate less than 6.5% per annum:

                    the Net Rate on such Mortgage Loan
                    ----------------------------------
                                   6.5%;

         o For Subgroup II-A and each Mortgage Loan in Group II with a Net Rate equal to or greater than 6.5% per annum, but less than 7.0% per annum:

               7.0% minus the Net Rate on such Mortgage Loan
               ---------------------------------------------
                                   0.5%;

         o For Subgroup II-B and each Mortgage Loan in Group II with a Net Rate equal to or greater than 6.5% per annum, but less than 7.0% per annum:

                 1 minus (7.0% minus the Net Rate on such Mortgage Loan
                         -----------------------------------------------
                                   0.5%);

         o For Subgroup II-B and each Mortgage Loan in Group I with a Net Rate equal to or greater than 7.0% per annum, but less than 8.5% per annum:

               8.5% minus the Net Rate on such Mortgage Loan
               ---------------------------------------------
                                   1.5%;

         o For Subgroup II-C and each Mortgage Loan in Group II with a Net Rate equal to or greater than 7.0% per annum, but less than 8.5% per annum:

                    1 minus (8.5% minus the Net Rate on such Mortgage Loan
                            -----------------------------------------------
                                   1.5%);

         o For Subgroup II-C and each Mortgage Loan in Group II with a Net Rate greater than 8.5% per annum, 100%.

         "Assignment Agreement": Each of: (i) the Assignment, Assumption and Recognition Agreement dated May 1, 2002, by and among GSMC, the Depositor and Countrywide, as Servicer, (ii) the Assignment, Assumption and Recognition Agreement dated May 1, 2002, by and among the Trust, the Depositor and Countrywide, as Servicer, (iii) the Assignment, Assumption and Recognition Agreement dated May 1, 2002, by and among GSMC, the Depositor and Wells Fargo, as Servicer, and (iv) the Assignment, Assumption and Recognition Agreement dated May 1, 2002, by and among the Trust, the Depositor and Wells Fargo, as Servicer.

         "Available Distribution Amount": For any Distribution Date and either Loan Group, the sum, for the Mortgage Loans in such Loan Group, of the following amounts:

                  (1) the total amount of all cash received from or on behalf of the Mortgagors or advanced by the related Servicer on the Mortgage Loans and not previously distributed (including P&I Advances made by the Servicer and proceeds of Mortgage Loans in that Loan Group that are liquidated), except:

                           (a) all Scheduled Payments collected but due on
                  a Due Date after that Distribution Date;

                           (b) all Curtailments received after the previous
                  calendar month;

                           (c) all Payoffs received after the previous
                  calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

                           (d) Liquidation Proceeds and Insurance Proceeds
                  received on the Mortgage Loans in that Loan Group after the previous calendar month;

                           (e) all amounts in the Certificate Account from
                  Mortgage Loans in such Loan Group that are then due and payable to the applicable Servicer under the applicable Servicing Agreement; and

                           (f) the servicing compensation for each Mortgage
                  Loan in that Loan Group net of any amounts payable as compensating interest by each Servicer on that Distribution Date relating to Mortgage Loans that it services;

                  (2) the total amount of any cash received by the Trustee or the Servicers from the repurchase by the Loan Sellers of any Mortgage Loans in that Loan Group as a result of defective documentation or breach of representations and warranties; provided that the Available Distribution Amount for REMIC I-1 and REMIC I-2 shall equal the Available Distribution Amount for Group I and Group II, respectively, and the Available Distribution Amount for REMIC I-2 and REMIC II-2 shall be the amounts distributed by REMIC I-1 and REMIC II-1, respectively.

         "Book-Entry Certificates": The Senior Certificates and the Senior Subordinate Certificates.

          "Certificate Balance": As to any Class of Certificates or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof (as shown on the charts in Section 2.03(b), (c), (d) and (e)) reduced by (i) all principal payments previously distributed to such Class, (ii) all Realized Losses previously allocated to such Class and (ii) in the case of the Class IIA-B8 Certificates only, the amount of interest deferred and added to the Certificate Balance of such Class.

         "Certificate Rate": With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03(c) and (e). With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in
Section 2.03(b) and (d).

         "Certificates": The Class IA-A, Class IA-B, Class IA-C, Class IB-1, Class IB-2, Class IB-3, Class, IB-4, Class IB-5, Class IB-6, Class IIA-A, Class IIA-B1, Class IIA-B2, Class IIA-B3, Class IIA-B4, Class IIA-B5, Class IIA-B6, Class IIA-B7, Class IIA-B8, Class IIA-C1, Class IIA-C2, Class IIB-1, Class IIB-2, Class IIB-3, Class IIB-4, Class IIB-5, Class IIB-6, Class A-P, Class A-X, Class I-R1, Class I-R2, Class II-R1 and Class II-R2 Certificates.

         "Class":  Each Class of Certificates or REMIC Interests.

         "Class A Certificates": The Class IA-A, Class IA-B, Class IA-C, Class IIA-A, Class IIA-B1, Class IIA-B2, Class IIA-B3, Class IIA-B4, Class IIA-B5, Class IIA-B6, Class IIA-B7, Class IIA-B8, Class IIA-C1, Class IIA-C2, Class A-P and Class A-X Certificates.

         "Class A Interests": The Class IA-A1, Class IA-B1, Class IA-P1, Class IA-C1, Class IA-X1, Class IIA-A1, Class IIA-B1, Class IIA-B3, Class IIA-B4, Class IIA-B6, Class IIA-B7, Class II-A-B8, Class IIA-C1, Class IIA-P1 and Class IIA-X1 Interests.

         "Class A-X Notional Amount": For any Distribution Date, the sum of the Group I-X Notional Component and the Group II-X Notional Component.

         "Class B Certificates": The Class IB-1, Class IB-2, Class IB-3, Class IB-4, Class IB-5, Class IB-6, Class IIB-1, Class IIB-2 Class IIB-3, Class IIB-4, Class IIB-5 and Class IIB-6 Certificates.

         "Class B Interests": The Class IB-B1, Class IB-B2, Class IB-B3, Class IB-B4, Class IB-B5, Class IB-B6, Class IIB-B1, Class IIB-B2, Class IIB-B3, Class IIB-B4, Class IIB-B5 and Class IIB-B6 Interests.

         "Class I-P Component": One of the two components of the Class A-P Certificates in REMIC I-2. The Class I-P Component will be entitled to amounts distributed on the Class IA-P1 Interest until it has been paid in full. The Class IA-P1 Interest will be entitled to receive the Applicable Fraction for Subgroup I-P of principal collections on each Discount Loan in Group I.

         "Class I-X Component": One of the two components of Class A-X Certificates in REMIC I-2. The Class I-X Component will be entitled to amounts distributed on the Class IA-X1 Interest until it has been paid in full. The Class IA-X1 Interest will be entitled to interest on the Group I Mortgage Loans to the extent that interest on such Mortgage Loans accrues at a rate in excess of 7.50% per annum.

         "Class II-P Component": One of the two components of Class A-P Certificates in REMIC II-2. The Class II-P Component will be entitled to amounts distributed on the Class IIA-P1 Interest until it has been paid in full. The Class IIA-P1 Interest will be entitled to receive the Applicable Fraction for Subgroup II-P of principal collections on each Discount Loan in Group II.

         "Class II-X Component": One of the two components of Class A-X Certificates in REMIC II-2. The Class II-X Component will be entitled to amounts distributed on the Class IIA-X1 Interest until it has been paid in full. The Class IIA-X1 Interest will be entitled to interest on the Group II Mortgage Loans to the extent that interest on such Mortgage Loans accrues at a rate in excess of 8.50% per annum.

         "Class IIA-B Certificates": The Class IIA-B1, Class IIA-B2, Class IIA-B3, Class IIA-B4, Class IIA-B5, Class IIA-B6, Class IIA-B7 and Class II-B8 Certificates.

         "Class IIA-B Interests": The Class IIA-B1, Class IIA-B3, Class IIA-B4, Class IIA-B6, Class IIA-B7 and Class IIA-B8 Interests.

         "Closing Date": May 29, 2002.

         "Corresponding Class": For each class of REMIC Interests or Certificates, the Class or Classes indicated as such in the tables set forth in Section 2.03.

         "Countrywide": Countrywide Home Loans, Inc..

         "Countrywide Servicing Agreement": The Servicing Agreement dated as of September 25, 2001, between GSMC and Countrywide.

         "Credit Support Depletion Date": With respect to REMIC I-1 or REMIC II-1, the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Interests issued by such REMIC has been or will be reduced (i) to zero or (ii) to or below the aggregate Unpaid Realized Loss Amount for the Senior Interests issued by such REMIC.

         "Current Shortfall" : Any amount included in the Principal Distribution Amount for Subgroups I-A, I-C, I-P, II-A, II-C or II-P for which cash is not available to make distributions as a result of a Servicer's decision not to Advance a delinquent payment, other than a Realized Loss.

         "Curtailments": Partial prepayments on a Mortgage Loan.

         "Custodian": JPMorgan Chase Bank (as successor to The Chase Manhattan Bank), in its capacity as custodian under each of the Custodial Agreements.

         "Custodial Agreements": Each of (a) the Custodial Agreement, dated as of September 25 2001, by and among Bavaria TRR Corporation, Countrywide, as servicer, and JPMorgan Chase Bank and (b) the Custodial Agreement, dated as of December 1, 2001 by and among GSMC, Wells Fargo, as servicer, and JPMorgan Chase Bank.

         "Cut-Off Date": May 1, 2002.

         "Depositor": GS Mortgage Securities Corp., in its capacity as depositor under this Trust Agreement.

         "Discount Loan" For Mortgage Loans in Group I, any such loan with a Net Rate less than 6.0% per annum and, for Mortgage Loans in Group II, any such loan with a Net Rate less than 6.5% per annum.

         "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date will be June 25, 2002.

         "Due Date": For any Mortgage Loan, the first day in each calendar month.

         "Due Period": For any Distribution Date, the period beginning on and including the Due Date in the previous calendar month and ending on, and including, the day before the Due Date in the calendar month in which such Distribution Date occurs.

         "Final Distribution Date": For each Class of Certificates, the respective dates specified in Section 2.03(g).

         "Fitch": Fitch, Inc., doing business as Fitch Ratings.

         "Group I": The pool of mortgage loans consisting of the mortgage loans identified on Schedule I hereto.

         "Group I Notional Component": Initially will be approximately $216,396 and for each Distribution Date after the Closing Date will equal the total principal balance, as of the first day of the month of such Distribution Date (after giving effect to all payments scheduled to be made on such date whether or not received), of the Premium Loans in Group I multiplied by the following fraction:

                the weighted average of the Net Rates of the
   Premium Loans in Group I as of the first day of such month minus 7.5%
   ---------------------------------------------------------------------
                                   8.5%.

         "Group II": The pool of mortgage loans consisting of the mortgage loans identified on Schedule II hereto.

         "Group II Notional Component": Initially will be approximately $126,578 and for each Distribution Date after the Closing Date will equal the total principal balance, as of the first day of the month of such Distribution Date (after giving effect to all payments scheduled to be made on such date whether or not received), of the Premium Loans in Group II multiplied by the following fraction:

                the weighted average of the Net Rates of the
   Premium Loans in Group II as of the first day of such month minus 8.5%
   ----------------------------------------------------------------------
                                   8.5%.

         "GSMC": Goldman Sachs Mortgage Company.

         "Interest Accrual Period": For any Distribution Date, will be (i) for each Class of Certificates bearing interest at a fixed rate, the immediately preceding calendar month and (ii) for each Class of Certificates bearing interest at a floating rate, the period beginning on and including a Distribution Date (or, in the case of the first Distribution Date, May 25, 2002) and ending on, and including, the day preceding the next Distribution Date. The Class A-P Certificates will be "principal only" Certificates and will not be entitled to any interest.

         "Interests": Each Class of REMIC Interests.

         "JPMorgan Chase": JPMorgan Chase Bank.

         "Junior Subordinate Certificates": The Class IB-4, Class IB-5, Class IB-6, Class IIB-4, Class IIB-5, and Class IIB-6 Certificates.

         "KeyBank": KeyBank National Association.

         "Key Bank Mortgage Loans": The Mortgage Loans sold by KeyBank to Bavaria TRR Corporation pursuant to the KeyBank Sale Agreement and assigned to the Depositor and subsequently to the Trust pursuant to the applicable Assignment Agreements.

          "KeyBank Sale Agreement": The Seller's Warranty Agreement, dated as of September 25, 2001, between Bavaria TRR Corporation and KeyBank.

         "LIBOR" means, for any Interest Accrual Period, the offered rate for one-month United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), as of 11:00 a.m. (London time) on the LIBOR Determination Date applicable to such Interest Accrual Period. If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate to the Trustee. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Accrual Period). If none of such major banks selected by the Trustee quotes such rate to the Trustee, LIBOR for such LIBOR Determination Date will be the rate in effect with respect to the immediately preceding LIBOR Determination Date.

         "LIBOR Determination Date": means, with respect to any Interest Accrual Period and any floating rate certificate, the second London Business Day prior to the Distribution Date on which such Interest Accrual Period commences.

         "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

         "Liquidation Principal": The principal portion of Liquidation Proceeds received from each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

         "Loan Group": Group I or Group II.

         "Loan Seller": With respect to the KeyBank Mortgage Loans, KeyBank and with respect to the Wells Fargo Mortgage Loans, Wells Fargo.

         "London Business Day": means a day on which commercial banks in London are open for business (including dealings in foreign exchange and foreign currency deposits).

         "Moody's": Moody's Investors Service, Inc., or its successor.

         "Mortgage Loans": The mortgage loans comprising Group I and Group
II.

         "Net Rate": With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan.

         "Note Rate": For each Mortgage Loan, the rate at which the related promissory note accrues interest. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Note Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

         "Notional Amount": Each of the Class A-X Notional Amount, the Class IIA-B2 Notional Amount, the Class IIA-B5 Notional Amount and the Class IIA-C2 Notional Amount. The Notional Amount is used to calculate distributions on the related Classes of Certificates, but is not a principal amount or other amount to which a Certificateholder is entitled.

          "P&I Certificates": All Classes of Certificates other than the Class A-X Certificates, Class A-P Certificates, the Class IIA-B2, Class IIA-B5 and Class IIA-C2 Certificates and the Residual Certificates.

         "Payoffs": Prepayments in full on a Mortgage Loan.

         "Premium Loan": For Mortgage Loans in Group I, any such loan with a Net Rate in excess of 7.5% and, for Mortgage Loans in Group II, any such loan with a Net Rate in excess of 8.5%.

         "Prepayment Period: With respect to each Distribution Date, the preceding calendar month.

         "Principal Distribution Amount": For each Subgroup, and any Distribution Date, the sum of:

         (1) the Principal Payment Amount for such Subgroup;

         (2) the Principal Prepayment Amount for such Subgroup; and

         (3) the Applicable Fraction for such Subgroup of the Liquidation Principal derived from each related Mortgage Loan;

         provided, however, that the Principal Distribution Amount for Subgroups I-B and Subgroup II-B shall be increased by the principal amount otherwise allocable to any other Subgroup within the same Loan Group for which the related REMIC Interests (and corresponding Classes of Certificates) have been paid in full.

         "Principal Payment Amount": The sum, for each Subgroup and any Distribution Date, of the Applicable Fractions, for each Mortgage Loan contributing to such Subgroup, of:

         (1) the principal portion of Scheduled Payments on each such Mortgage Loan due on the related Due Date;

         (2) the principal portion of repurchase proceeds received on any related Mortgage Loan which was repurchased as permitted or required by the Trust Agreement during the calendar month preceding the month of the Distribution Date;

         (3) any other unscheduled payments of principal which were received on any related Mortgage Loan during the preceding calendar month, other than Payoffs, Curtailments, or Liquidation Principal; and

         (4) in the case of Subgroups I-P, I-A, I-C, II-P, II-A and II-C, Unpaid Realized Loss Amounts, to the extent of the amount available from the applicable Subordinate Distribution Amount.

         "Principal Prepayment Amount": For any Distribution Date and any Subgroup, the sum of the Applicable Fractions of all Payoffs and Curtailments for each Mortgage Loan contributing to that Subgroup that were received during the preceding calendar month.

         "Private Certificates": The Junior Subordinate Certificates.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

         "Rating Agency": Moody's and Fitch.

         "Realized Loss": With respect to a liquidated Mortgage Loan, the excess of (a) (i) the outstanding principal balance of the Mortgage Loan,
(ii) all accrued and unpaid interest thereon, and (iii) the amount of all Advances made by the Servicers and other expenses incurred with respect to such Mortgage Loan (including expenses of enforcement and foreclosure) over
(b) liquidation proceeds realized from such Mortgage Loan. Realized Losses may also be realized in connection with unexpected expenses incurred by the Trust, mortgagor bankruptcies and modifications of defaulted Mortgage Loans.

         "Record Date": In the case of the fixed rate Certificates, the last Business Day of the calendar month preceding a Distribution Date, and in the case of the floating rate Certificates, the Business Day preceding each Distribution Date.

         "Reference Banks": means four major banks in the London interbank market selected by the Trustee.

         "REMIC": Any of REMIC I-1, REMIC I-2, REMIC II-1 and REMIC II-2.

         "REMIC Certificates": Each Class of Certificates issued by REMIC II-1 and REMIC II-2 pursuant to Section 2.03(c) and (e), respectively.

         "REMIC Interests": Each Class of REMIC interests issued pursuant to Section 2.03(b) and (d) and identified as "REMIC" interests therein.

         "REMIC I-1": One of the four real estate mortgage investment conduits created in the Trust, which consists of the Mortgage Loans in Group I and certain other assets and the REMIC I-1 Distribution Account.

         "REMIC I-1 Regular Interests": The regular interests issued by REMIC I-1, consisting of the Class IA-A1, Class IA-B1, Class IA-C1, Class IA-P1, Class IA-X1, Class IB-B1, Class IB-B2, Class IB-B3, Class IB-B4, Class IB-B5 and Class IB-B6 Interests.

         "REMIC I-1 Senior Interests": All of the REMIC I-1 Regular Interests except the Class IB-B1, Class IB-B2, Class IB-B3, Class IB-B4, Class IB-B5 and Class IB-B6 Interests.

         "REMIC I-2": One of the four real estate mortgage investment conduits created in the Trust, which consists of the Regular Interests in REMIC I-1 and the REMIC I-2 Distribution Account.

         "REMIC I-2 Certificates": The Class IA-A, Class IA-B, Class IA-C, Class IB-1, Class IB-2, Class IB-3, Class IB-4, Class IB-5 and Class IB-6 Certificates.

         "REMIC I-2 Regular Interests: Each Class of Certificates beginning with the designation "I," other than the Residual Certificates, the Class I-P Component and the Class I-X Component.

          "REMIC II-1": One of the four real estate mortgage investment conduits created in the Trust, which consists of the Mortgage Loans in Group II and certain other assets and the REMIC II-1 Distribution Account.

         "REMIC II-1 Regular Interests": The regular interests issued by REMIC II-1, consisting of the Class IIA-A1, Class IIA-B1, Class IIA-B3, Class IIA-B4, Class IIA-B6, Class IIA-B7, Class IIA-B8, Class IIA-C1, Class IIA-P1, Class IIA-X1, Class IIB-B1, Class IIB-B2, Class IIB-B3, Class IIB-B4, Class IIB-B5 and Class IIB-B6 Interests.

         "REMIC II-1 Senior Interests": The REMIC II-1 Regular Interests other than the Class IIB-B1, Class IIB-B2, Class IIB-B3, Class IIB-B4, Class IIB-B5 and Class IIB-B6 Interests.

          "REMIC II-2": One of the four real estate mortgage investment conduits created in the Trust, which consists of the Regular Interests in REMIC II-1 and the REMIC II-2 Distribution Account.

         "REMIC II-2 Certificates": The Class IIA-A, Class IIA-B1, Class IIA-B2, Class IIA-B3, Class IIA-B4, Class IIA-B5, Class IIA-B6, Class IIA-B7, Class IIA-B8, Class IIA-C1, Class IIA-C2, Class IIB-1, Class IIB-2, Class IIB-3, Class IIB-4, Class IIB-5 and Class IIB-6 Certificates.

         "REMIC II-2 Regular Interests: Each Class of Certificates beginning with the designation "II," other than the Residual Certificates, the Class II-P Component and the Class II-X Component.

          "Remittance Date": The 18th day of each month, or if such day is not a business day, (x) on the next succeeding business day, in the case of the KeyBank Mortgage Loans, or (y) the preceding Business Day, in the case of the Wells Fargo Mortgage Loans.

         "Residual Certificates": The Class I-R1, Class I-R2, Class II-R1 and Class II-R2 Certificates.

         "Rule 144A Certificates": The Junior Subordinate Certificates.

         "Sale Agreements": Collectively, (a) the KeyBank Sale Agreement and (b) the Wells Fargo Sale and Servicing Agreement.

         "Scheduled Amount": For any Distribution Date and each of the Class IIA-B3, Class IIA-B4, Class IIA-B6 and Class IIA-B7 Certificates, the amount set forth on Schedule III attached hereto.

         "Scheduled Payments": The monthly payments of principal and interest payable by the Mortgagor.

         "Senior Certificates": The Class A Certificates.

         "Senior Interests": The REMIC I-1 Senior Interests and the REMIC II-1 Senior Interests.

         "Senior Liquidation Amount": For any Distribution Date and any Subgroup, the aggregate, for each Mortgage Loan or portion thereof contributing to that Subgroup, that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the Senior Subgroup Percentage of the Applicable Fractions for the Mortgage Loans in that Subgroup of the lesser of (i) the Scheduled Principal Balance of such Mortgage Loan (unless the Servicer had discontinued making P&I Advances, in which case the actual principal balance less advances will be used) and (ii) the Liquidation Principal derived from that Mortgage Loan.

         "Senior Prepayment Amount": For any Distribution Date and Subgroup I-B or Subgroup II-B, the product of (i) the Senior Prepayment Percentage for such Subgroup and (ii) the Principal Prepayment Amount for Group I or Group II, as applicable, received during the related Prepayment Period.

         "Senior Prepayment Percentage": On any Distribution Date, for any Subgroup other than Subgroup I-B and Subgroup II-B, 100%. For Subgroup I-B and Subgroup II-B as follows: (i) on any Distribution Date occurring before the Distribution Date in the month of June 2007, 100%; (ii) on any other Distribution Date on which the Senior Subgroup Percentage for such Distribution Date exceeds the initial Senior Subgroup Percentage, as of the Cut-Off Date, 100%; and (iii) on any other Distribution Date in the month of June 2007 and thereafter, 100%, unless:

                   (a) the mean aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group which are 60 or more days delinquent (including Mortgage Loans in foreclosure and property held by the Trust) for each of the immediately preceding three calendar months is less than or equal to 50% of the aggregate Certificate Balance of the Subordinate Certificates for such Subgroup as of such Distribution Date, and

                   (b) cumulative Realized Losses on the Mortgage Loans allocated to such Subgroup are less than or equal to the following percentage of the aggregate Certificate Balance of the Subordinate Certificates for such Subgroup:


                                                        Percentage of the Aggregate Certificate
            Distribution Date Occurring In                  Balance as of the Cut-Off Date
            ------------------------------                  ------------------------------
June 2007 Through May 2008........................                              30%
June 2008 though May 2009.........................                              35%
June 2009 through May 2010........................                              40%
June 2010 through May 2011........................                              45%
June 2011 and thereafter..........................                              50%

         in which case, the Senior Prepayment Percentage shall be as follows:


     Distribution Date Occurring In                          Senior Prepayment Percentage
June 2002 through May 2007                              100%
June 2007 through May 2008                              Senior Subgroup Percentage + 70% of Subordinate
                                                        Percentage
June 2008 through May 2009                              Senior Subgroup Percentage + 60% of Subordinate
                                                        Percentage
June 2009 through May 2010                              Senior Subgroup Percentage + 40% of Subordinate
                                                        Percentage
June 2010 through May 2011                              Senior Subgroup Percentage + 20% of Subordinate
                                                        Percentage
June 2011 and thereafter                                Senior Subgroup Percentage


         If on any Distribution Date the allocation to the P&I Certificates for the related Loan Group of Principal Prepayments in the percentage required would reduce the sum of the Certificate Balances of the P&I Certificates related to such Loan Group below zero, the Senior Prepayment Percentage for such Distribution Date shall be equal to the percentage necessary to reduce such sum to zero.

         "Senior Principal Distribution Amount": For any Distribution Date and each Subgroup will equal the sum of:

               (i) the Senior Subgroup Percentage of the Principal Payment Amount for such Subgroup;

               (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for such Subgroup; and

               (iii)  the Senior Liquidation Amount for such Subgroup.

         "Senior Subgroup Percentage": for Subgroup I-B and Subgroup II-B, as of the Closing Date, will be approximately 97.475732% and approximately 92.256567%, respectively, and for any Distribution Date thereafter will equal the sum of the Certificate Balances of the Senior Certificates related to such Subgroup immediately preceding such Distribution Date divided by the sum of the Certificate Balances of all Classes of Certificates related to such Subgroup (including all Classes of Subordinate Certificates) immediately prior to such Distribution Date. The Senior Subgroup Percentage for Subgroups I-P, I-A, I-C, II-P, II-A, and II-C will equal 100% at all times.

         "Senior Subordinate Certificates": The Class IB-1, Class IB-2, Class IB-3, Class IIB-1, Class IIB-2 and Class IIB-3 Certificates.

         "Servicer": With respect to the KeyBank Mortgage Loans,
Countrywide and its successors or assigns under the Countrywide Servicing Agreement, and with respect to the Wells Fargo Mortgage Loans, Wells Fargo and its successors or assigns under the Wells Fargo Servicing Agreement.

         "Servicing Agreement": The Countrywide Servicing Agreement or the Wells Fargo Servicing Agreement.

         "Soldiers' and Sailors' Shortfall": Any shortfall in amounts paid by mortgagors on the Mortgage Loans that occurs pursuant to the Soldiers' and Sailors' Civil Relief Act or similar legislation affording relief to members of the armed forces.

          "Subgroup": Each of Subgroup I-A, Subgroup I-B, Subgroup I-C, Subgroup I-P, Subgroup II-A, Subgroup II-B, Subgroup II-C and Subgroup II-P.

         "Subgroup I-A": Consists of the Applicable Fractions for such Subgroup of the Scheduled Principal Balance of each Mortgage Loan specified in the definition of the term "Applicable Fraction" herein.

         "Subgroup I-B": Consists of the Applicable Fractions for such Subgroup of the Scheduled Principal Balance of each Mortgage Loan specified in the definition of the term "Applicable Fraction" herein.

         "Subgroup I-C": Consists of the Applicable Fractions for such Subgroup of the Scheduled Principal Balance of each Mortgage Loan specified in the definition of the term "Applicable Fraction" herein.

         "Subgroup I-P": Consists of the Applicable Fraction for such Subgroup of the Scheduled Principal Balance of each Discount Loan in Group I.

         "Subgroup II-A": Consists of the Applicable Fractions for such Subgroup of the Scheduled Principal Balance of each Mortgage Loan specified in the definition of the term "Applicable Fraction" herein.

         "Subgroup II-B": Consists of the Applicable Fractions for such Subgroup of the Scheduled Principal Balance of each Mortgage Loan specified in the definition of the term "Applicable Fraction" herein.

         "Subgroup II-C": Consists of the Applicable Fractions for such Subgroup of the Scheduled Principal Balance of each Mortgage Loan specified in the definition of the term "Applicable Fraction" herein.

         "Subgroup II-P": Consists of the Applicable Fraction for such Subgroup of the Scheduled Principal Balance of each Discount Loan in Group II.

         "Subordinate Certificates": The Class B Certificates.

         "Subordinate Interests": The regular interests in REMIC I-1 and REMIC II-1 whose designations begin with the letters "IB" or "IIB."

         "Subordinate Liquidation Amount" For any Distribution Date and each of Subgroup I-B and Subgroup II-B, will equal the Applicable Fractions for such Subgroup of the Liquidation Principal in respect of each Mortgage Loan related to such Subgroup which became a Liquidated Loan during the calendar month preceding the month of the Distribution Date, minus the Senior Liquidation Amount for such Distribution Date.

         "Subordinate Percentage" For each of Subgroup I-B and Subgroup II-B and any Distribution Date, 100% minus the Senior Subgroup Percentage for such Subgroup. The Subgroup I-B and Subgroup II-B Subordinate
Percentages as of the Closing Date will be approximately 2.524268% and approximately 7.743433%, respectively.

          "Subordinate Prepayment Percentage" For any Distribution Date and either Subgroup I-B or Subgroup II-B will equal the excess of 100% over the Senior Prepayment Percentage for such Subgroup. Initially, the Subordinate Prepayment Percentage for each such Subgroup will be 0%. Subgroups other than Subgroup I-B and Subgroup II-B will each have a Subordinate Prepayment Percentage of zero at all times.

         "Subordinate Principal Distribution Amount": For any Distribution Date and either Group I-B or Group II-B will be equal to the sum of:

                  (1) the Subordinate Percentage of the Principal Payment Amount for such Subgroup;

                  (2) the Subordinate Principal Prepayment Amount for such Subgroup; and

                  (3) the Subordinate Liquidation Amount for such Subgroup;

                  provided, however, that the Subordinate Principal Distribution Amount shall be reduced by the amounts required to be distributed to the Class IA-A1, Class IA-C1, Class IA-P1, Class IIA-A1, Class IIA-C1 and Class IIA-P1 Interests for reimbursement of Unpaid Realized Loss Amounts on such Distribution Date. Any reduction in the Subordinate Principal Distribution Amount pursuant to the provisions above shall offset the amount calculated pursuant to clause (1), clause (3) and clause (2), in that order.

         "Subordinate Principal Prepayment Amount": For each Distribution Date and either Subgroup I-B or Subgroup II-B, the Subordinate Prepayment Percentage of the Principal Prepayment Amount of the related Subgroup.

         "Subordination Levels": For any Class of Subordinate Interests issued by REMIC II-1 or REMIC II-2 and any specified date, the percentage obtained by dividing (i) the sum of the Certificate Balances of all Classes of Subordinate Certificates issued by such REMIC that are subordinate to that Class by (ii) the sum of the Certificate Balances of all Classes of Certificates issued by such REMIC as of that date, before giving effect to distributions and allocations of Realized Losses on that date to the Certificates issued by such REMIC.

         "Trust": GSR Mortgage Loan Trust 2002-3F.

         "Trust Estate": As defined in Section 2.01 hereof.

         "Trust Agreement": This Trust Agreement, dated as of May 1, 2002, which incorporates by reference the Standard Terms to Trust Agreement, May 2002 edition; provided that any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of May 1, 2002, shall be deemed to refer to this Trust Agreement.

         "Trustee": JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee Fee": With respect to each Distribution Date, an amount payable to the Trustee equal to the product of one-twelfth of the Trustee Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the Due Period relating to such Distribution Date.

         "Trustee Fee Rate": 0.0075%.

         "Unpaid Realized Loss Amount" As of each Distribution Date, for each of the Class IA-A1, Class IA-C1, Class IA-P1, Class IIA-A1, Class IIA-C1 and Class IIA-P1 Interests and the Corresponding Classes of Certificates, the sum of (x) the Realized Losses allocated to such Class on such Distribution Date and prior Distribution Dates in reduction of the Certificate Balance thereof, as reduced by all amounts paid to such class in respect of an Unpaid Realized Loss Amount plus (y) in the case of the Class IA-A1, Class IA-C1, Class IIA-A1 and Class IIA-C1 Interests, accrued interest on all such outstanding amounts at the applicable Certificate Rate; provided, however, that (1) the aggregate of Unpaid Realized Loss Amounts paid on any Distribution Date shall not exceed the Subordinate Principal Distribution Amount (without regard to the proviso in the definition of such term) for Subgroup I-B or Subgroup II-B, as applicable, for such Distribution Date, (2) any shortfall in amounts available to pay Unpaid Realized Loss Amounts on any Distribution Date shall be allocated pro rata among such Classes on the basis of their respective Unpaid Realized Loss Amounts, (3) any amounts distributed to a Class of Interests in respect of an Unpaid Realized Loss Amount shall not cause a reduction in the Class Principal Balance thereof, and (4) following the Credit Support Depletion Date, no Unpaid Realized Loss Amounts shall be calculated or distributable.

         "Wells Fargo": Wells Fargo Home Mortgage, Inc.

         "Wells Fargo Mortgage Loans": The Mortgage Loans sold by Wells Fargo to GSMC pursuant to the Wells Fargo Sale and Servicing Agreement and assigned to the Depositor and subsequently to the Trust pursuant to the applicable Assignment Agreement.

         "Wells Fargo Sale and Servicing Agreement": The Seller's Warranty and Servicing Agreements, dated as of December 1, 2001, between Wells Fargo, as seller and servicer, and GSMC.

                                ARTICLE II

              FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01      Conveyance to the Trustee.

         To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the mortgage loans listed on each of
Schedule I or Schedule II hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the Distribution Account, the Certificate Account, and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the "Trust Estate").

         The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

Section 2.02      Acceptance by the Trustee.

                  By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of Trust Estate herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust.

Section 2.03      REMIC Elections and REMIC Interests Designations.

         (a) REMIC Elections. Elections shall be made by the Trustee to treat the assets of the Trust described in the definition of the term "REMIC I-1," the assets of the Trust described in the definition of the term "REMIC I-2," the assets of the Trust described in the definition of term "REMIC II-1" and the assets of the Trust described in the definition of the term "REMIC II-2" as separate REMICs for federal income tax purposes. The REMIC I-1 Regular Interests will constitute the regular interests in REMIC I-1 and the Class I-R1 Certificates will constitute the residual interest in such REMIC. The REMIC I-2 Regular Certificates will constitute the regular interests in REMIC I-2 and the Class I-R2 Certificates will constitute the residual interest in such REMIC. The REMIC II-1 Regular Interests will constitute the regular interests in REMIC II-1 and the Class II-R1 Certificates will constitute the residual interest in such REMIC. The REMIC II-2 Regular Certificates will constitute the regular interests in REMIC II-2, and the Class II-R2 Certificates will constitute the residual interest in such REMIC.

         (b) REMIC I-1 Interests. REMIC I-1 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I-1 Interests, having the following Certificate Rates and initial Certificate Balances:


                         Initial Certificate
                               Balance
   Class/Subgroup        Or Notional Amount     Certificate Rate        Corresponding Class
----------------------------------------------------------------------------------------------
    Subgroup I-A
----------------------------------------------------------------------------------------------
       IA-A1                $8,663,469                6.0%                   IA-A
----------------------------------------------------------------------------------------------

    Subgroup I-B
       IA-B1                  $59,953,000                   6.50%                       IA-B
       IB-B1                    $582,000                    6.50%                       IB-1
       IB-B2                  $340,000                      6.50%                       IB-2
       IB-B3                  $242,000                      6.50%                       IB-3
       IB-B4                   $97,000                      6.50%                       IB-4
       IB-B5                   $97,000                      6.50%                       IB-5
       IB-B6                  $194,565                      6.50%                       IB-6

    Subgroup I-C
       IA-C1                  $26,742,649                    7.5%                       IA-C
    Subgroup I-P
       IA-P1                    $91,524                      0.0%                   I-P Component

         IO
       IA-X1                  $216,396(4)                    (1)                    I-X Component

      Residual
        I-R1                      -                          (2)                       N/A(3)

--------------------

(1) The Class IA-X1 Interest will be entitled to receive the excess of the Net Rate at which interest accrues on each Group I Mortgage
         Loan over 7.5%.

(2) The Class I-R1 Interests will not be entitled to payments of principal or interest.

(3)      N/A means Not Applicable

(4)      Notional Amount.


         (c) REMIC I-2 Certificates. REMIC II-1 shall issue the following Classes of Certificates, with the designations, initial Certificate Balances and Certificate Rates indicated, each of which shall be a Class of REMIC II-1 Certificates.


      Class         Initial Certificate Balance (1)           Certificate Rate        Corresponding Class
---------------------------------------------------------------------------------------------------------
IA-A                         $8,663,469                            6.00%                     IA-A1
IA-B                        $59,953,000                            6.50%                     IA-B2
IA-C                        $26,742,649                            7.50%                     IA-C1
IB-1                           $582,000                            6.50%                     IB-B1
IB-2                           $340,000                            6.50%                     IB-B2
IB-3                           $242,000                            6.50%                     IB-B3
IB-4                            $97,000                            6.50%                     IB-B4
IB-5                            $97,000                            6.50%                     IB-B5
IB-6                           $194,565                            6.50%                     IB-B6
I-P Component                   $91,524                            0.00%                     IA-P1
I-X Component                  $216,396(1)                         8.50%                     IA-X1
I-R2                                  -                             (2)                      N/A(3)
--------------------
(1)      Notional Amount.

(2) The Class I-R2 Certificates will not be entitled to payments of principal or interest.

(3)      N/A means Not Applicable


         (d) REMIC II-1 Interests. REMIC II-1 shall issue the following Classes of Interests set forth below in book-entry form, with the designations, initial Certificate Balances and Certificate Rates indicated, each of which shall be a Class of REMIC II-1 Interests.


  Class/Subgroup      Initial Certificate Balance             Certificate Rate    Corresponding Class
---------------------------------------------------------------------------------------------------------
Subgroup II-A
IIA-A1                 $48,607,008                                 6.50%                     IIA-A

Subgroup II-B
IIA-B1                 $15,301,285                              Variable (2)             IIA-B1, IIA-B2
IIA-B3                 $25,323,667                                 5.50%                     IIA-B3
IIA-B4                 $18,088,333                              Variable (2)             IIA-B4, IIA-B5
IIA-B6                  $1,250,000                                 6.75%                     IIA-B6
IIA-B7                 $44,145,715                                 6.75%                     IIA-B7
IIA-B8                  $3,000,000                                 6.75%                     IIA-B8
IIB-B1                  $2,644,000                                 7.00%                     IIB-1
IIB-B2                  $2,538,000                                 7.00%                     IIB-2
IIB-B3                  $1,692,000                                 7.00%                     IIB-3
IIB-B4                    $635,000                                 7.00%                     IIB-4
IIB-B5                    $423,000                                 7.00%                     IIB-5
IIB-B6                  $1,058,052                                 7.00%                     IIB-6

Subgroup II-C
IIA-C1                 $46,206,213                              Variable (2)             IIA-C1, IIA-C2

Subgroup II-P
IIA-P1                    $611,171                                 0.00%                 II-P Component

Subgroup II-X
IIA-X1                    $126,577(1)                               (1)                  II-X Component

Residual
II-R1                            -                                  (2)                      N/A(3)

--------------------

(1) The Class IIA-X1 Interest will be entitled to receive interest that accrues at a Net Rate in excess of 8.5% on each Group II mortgage loan.

(2) The Residual Certificates will not be entitled to payments of principal or interest. The Annual Certificate Interest Rate for
         Certificates with variable rates of interests are set forth in the table below:

         ------------------------------------------------------------------------------------
          Class                 Formula          Initial         Maximum          Minimum
       Class IIA-B1          LIBOR + 0.70%        2.54%           8.50%            0.70%
       Class IIA-B2           7.80%-LIBOR         5.96%           7.80%            0.00%
       Class IIA-B4          LIBOR + 0.35%        2.19%           8.50%            0.35%
       Class IIA-B5           8.15%-LIBOR         6.31%           8.15%            0.00%
       Class IIA-C1          LIBOR + 0.65%        2.49%           8.50%            0.65%
       Class IIA-C2           7.85%-LIBOR         6.01%           7.85%            0.00%
       --------------------------------------------------------------------------------------

(3)      N/A mean Not Applicable.


         (e) REMIC II-2 Certificates. REMIC II-2 shall issue the following Classes of Certificates set forth below, with the designations, initial Certificate Balances and Certificate Rates indicated, each of which shall be a Class of REMIC II-2 Certificates.


      Class           Initial Certificate Balance             Certificate Rate      Corresponding Classes
---------------------------------------------------------------------------------------------------------
IIA-A                  $48,607,008                                 6.50%                     IIA-A1
IIA-B1                 $15,301,285                              Variable (2)                 IIA-B1
IIA-B2                 $15,301,285 (1)                          Variable (2)                 IIA-B1
IIA-B3                 $25,323,667                                 5.50%                     IIA-B3
IIA-B4                 $18,088,333                              Variable (2)                 IIA-B4
IIA-B5                 $18,088,333(1)                           Variable (2)                 IIA-B4
IIA-B6                  $1,250,000                                 6.75%                     IIA-B6
IIA-B7                 $44,145,715                                 6.75%                     IIA-B7
IIA-B8                  $3,000,000                                 6.75%                     IIA-B8
IIA-C1                 $46,206,213                              Variable (2)                 IIA-C1
IIA-C2                 $2,6446,213(1)                           Variable (2)                 IIA-C1
IIB-1                   $2,644,000                                 7.00%                     IIB-B1
IIB-2                   $2,538,000                                 7.00%                     IIB-B2
IIB-3                   $1,692,000                                 7.00%                     IIB-B3
IIB-4                     $635,000                                  7.0%                     IIB-B4
IIB-5                     $423,000                                  7.0%                     IIB-B5
IIB-6                   $1,058,052                                  7.0%                     IIB-B6
II-P Component            $611,171                                 0.00%                     II-P2
II-X Component           $ 126,577(1)                              8.50%                     IIA-X
II-R2                            -                                  (3)

--------------------
(1)      Notional Amount.

(2) The Annual Certificate Interest Rate for certificates with variable rates of interests are set forth in the table below:

        -------------------------------------------------------------------------------------
          Class                 Formula          Initial         Maximum          Minimum
       Class IIA-B1          LIBOR + 0.70%        2.54%           8.50%            0.70%
       Class IIA-B2           7.80%-LIBOR         5.96%           7.80%            0.00%
       Class IIA-B4          LIBOR + 0.35%        2.19%           8.50%            0.35%
       Class IIA-B5           8.15%-LIBOR         6.31%           8.15%            0.00%
       Class IIA-C1          LIBOR + 0.65%        2.49%           8.50%            0.65%
       Class IIA-C2           7.85%-LIBOR         6.01%           7.85%            0.00%
       ---------------------------------------------------------------------------------------

(3) The Residual Certificates will not be entitled to payments of principal or interest.

The Class IA-P1 Interest, the Class I-P Component, the Class IIA-P1 Interest, the Class II-P Component, the Class IA-X1 Interest, the Class I-X Component, the Class IIA-X1 Interest and the Class II-X Component shall each be issued in book-entry format. Each of the foregoing shall be designated as a separate Class of regular interest in the applicable REMIC. The Trust shall issue a single Class of Certificates with the designation "Class A-X" representing both the I-X Component and the II-X Component. The Trust shall issue a single Class of Certificates designated "Class A-P" representing both the Class I-P Component and the Class II-P Component.

         (f) REMIC Final Scheduled Distribution. The final scheduled distribution date for the Regular Interests in REMIC I-1 and REMIC I-2 is the August 2016 Distribution Date. The final scheduled distribution date for the Regular Interests in REMIC II-1 and REMIC II-2 is the December 2031 Distribution Date. The final scheduled distribution date for the Residual Certificates is the December 2031 Distribution Date

                                ARTICLE III

                      REMITTING TO CERTIFICATEHOLDERS

Section 3.01      Distributions to Certificateholders.

         (a) REMIC I-1 Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms and subject to the exceptions set forth below and to Section 3.02(a) and (b), on each Distribution Date, the Trustee shall withdraw the aggregate Available Distribution Amount for REMIC I-1, which shall be the Available Distribution Amount for Group I, from the REMIC I-1 Distribution Account, and shall distribute it in the following manner and order of priority to the REMIC II-1 Distribution Account (except that payments on the Class I-R1 Certificates will be made to the holder thereof):

         (1) to the IA-X1 Class IA-A1, Class IA-B1 and Class IA-C1, Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such Class;

         (2) to the IA-P1, Class IA-A1, Class IA-B1 and IA-C1 Interests, in each case from the portion of the Available Distribution Amount allocable thereto, minus, in each case, the portion thereof paid pursuant to clause
(1) above, the Senior Principal Distribution Amount for Subgroup I-P, Subgroup I-A, Subgroup I-B and Subgroup I-C, respectively, for such Distribution Date, and the portion, if any, of such Senior Principal Distribution Amount remaining unpaid from prior Distribution Dates, until the Certificate Balances thereof have been reduced to zero;

         (3) to the Class IA-B1 Interests, from the Principal Distribution Amount for Subgroup I-B, the amount of any unreimbursed Realized Losses allocated to such Interests on such Distribution Date and prior
Distribution Dates; and

         (4) concurrently, to the Class IA-P1, Class IA-A1, and Class IA-C Interests, from amounts otherwise available to pay the Subordinate Distribution Amounts, the respective Unpaid Realized Loss Amounts for such Classes and such Distribution Date;

         (5) to each of the Class IB-B1, Class IB-B2, Class IB-B3, Class IB-B4, Class IB-B5 and Class IB-B6 Interests, in that order, the sum of (i) Accrued Certificate Interest thereon and (ii) its pro rata share, based on outstanding Certificate Balance, of the Subordinate Principal Distribution Amount for such Distribution Date; provided, however, that on any Distribution Date on which the Subordination Level for any Class of REMIC I-1 Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the Subordinate Principal Prepayment Amount otherwise allocable to any Class of REMIC I-1 Subordinate Certificates junior to such class will be allocated to the most senior Class of REMIC I-1 Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date, in an amount equal to the lesser of (i) the amount required to increase the subordination level for such Class of Subordinate Certificates to its initial subordination level and (ii) the amount of the Subordinate Principal Prepayment Amount otherwise payable to junior Classes of REMIC I-1 Subordinate Certificates;

         (6) to reimburse any Realized Losses previously allocated to the Subordinate Interests in REMIC I-1, in sequential order; and any remainder, after all of the Group I Certificates have been paid in full;

         (7) to the Class I-R1 Certificates, after all of the other Classes of Certificates have been paid in full, the remainder, if any, of the Available Distribution Amount for Group I.

         (b) On each Distribution Date on or after the Credit Support Depletion Date for Loan Group I, subject to the qualification set forth at the end of this paragraph, distributions will be made to the Interests relating to each Subgroup only from the Available Distribution Amount for each Subgroup as follows; provided that for purposes of allocating interest collections between Subgroups, interest actually collected on each Mortgage Loan will be allocated between the Subgroup or Subgroups (and the Class IA-X1 Interest) to which such Mortgage Loan contributes in proportion to the dollar entitlement of each Subgroup to such interest:

         (1) to pay Accrued Certificate Interest to each Class within a Subgroup, in proportion to the amounts of Accrued Certificate Interest due to each such Class for such Distribution Date,

         (2) to pay the Principal Distribution Amount for the related Subgroup, pro rata among Classes related to the Subgroup, until the Certificate Balances thereof has been reduced to zero,

         (3) any remainder will be crossed over to the other Subgroups, pro rata in proportion to the Certificate Balances of the Classes of Certificates related thereto, and treated as part of the Available Distribution Amount for such other Subgroups,

         (4) any previously incurred realized losses will be reimbursed, and

         (5) the remainder, if any, of the Available Distribution Amount for Group I will be paid to the Class I-R1 Certificates.

Notwithstanding the foregoing, if the Credit Support Depletion Date occurred as a result of the remaining Certificate Balance of the Class IB-B1 Certificates being less than or equal to the outstanding Unpaid Realized Loss Amounts required to be made, the amount otherwise available to make payments to the Class IB-B1, Class IB-B2, Class IB-B3, Class IB-B4, Class IB-B5 and IB-B6 Interests will be crossed over to pay such Unpaid Realized Loss Amounts, pro rata based on the respective amounts owed.

         (c) REMIC I-2 Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Section 3.01(a) above and Section 3.02(a) and (b)]below, the Trustee shall withdraw all amounts allocated to the various REMIC I-1 Regular Interests and deposited into the REMIC II-1 Distribution Account and shall allocate and distribute to the holders of each Class of REMIC I-2 Certificates the amount distributed to the Corresponding Class pursuant to section 3.01(a) and 3.01(b) above, except that any amount remaining after making payments pursuant to clause (6) above shall be distributed to the holder of the Class I-R2 Certificates.

         (d) REMIC II-1 Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms and subject to the exceptions set forth below and to Section 3.02(a) and (b), on each Distribution Date, the Trustee shall withdraw the aggregate Available Distribution Amount for Group II from the REMIC II-1 Distribution Account, and shall distribute it to the REMIC II-2 Distribution Account in the following manner, except that amounts payable to the Class II-R1 Certificates shall be paid to the holder thereof:

         (1) to the Class IIA-A1 Interest, Class IIA-C1 Interest, the Class IIA-X1 Interest and each Class of Class IIA-B Interests, Accrued
Certificate Interest thereon, pro rata in proportion to the amount owing to each such Class; provided that the amount allocated to the Group IIA-B8 Interests will be reallocated as follows:

               (A) first, to make payments of principal to the Class IIA-B7 Interests until the Certificate Balance thereof is reduced to the Scheduled Amount; and

               (B) second, to make payments of principal to the Class IIA-B8 Interests until the Certificate Balance thereof is reduced to zero;

         (2) concurrently, to each of the Class IIA-P1 Interest, the Class IIA-A1 Interest, and Class IIA-C1 Interest, and to the Class IIA-B Interests, as a group, in reduction of the Certificate Balances thereof, the Available Distribution Amount for the applicable Subgroup (reduced by the amount distributed therefrom pursuant to clause (1) on such Distribution Date, in each case until the Certificate Balance thereof (or aggregate Certificate Balance in the case of the Class IIA-B Certificates) has been reduced to zero; provided that the aggregate amount distributable to the Class IIA-B Certificates pursuant to this clause (2) shall be allocated among the Class IIA-B Certificates as follows;

               (A) 14.2857136% of the Principal Distribution Amount for Subgroup I-B shall be paid to the Class IIA-B1 Interests until the Certificate Balance thereof is reduced to zero;

               (B) 85.7142864% of such aggregate amount shall be paid in the following order of priority:

                      first, to the Class IIA-B3 and Class IIA-B4
               Interests, pro rata in proportion to their Certificate Balances, until each such Certificate Balance has been reduced to its Scheduled Amount for such Distribution Date;

                      second, to the Class IIA-B6 Interests, until the
               Certificate Balance thereof has been reduced to its Scheduled Amount for such Distribution Date;

                      third, to the Class IIA-B7 Interests, until the
               Certificate Balance thereof has been reduced to its Scheduled Amount for such Distribution Date;

                      fourth, to the Class IIA-B8 Interests, until the
               Certificate Balance thereof has been reduced to zero;

                      fifth, to the Class IIA-B7 Interests, until the
               Certificate Balance is thereof reduced to zero;

                      sixth, to the Class IIA-B3 and Class IIA-B4
               Interests, pro rata until the Certificate Balances thereof have been reduced to zero;

                      seventh, to the Class IIA-B6 Interests, until the
               Certificate Balance thereof is reduced to zero;

         (3) pro rata (based on the amount owing thereto) to the Class IIA-B Interests, from the Principal Distribution Amount for Subgroup II-B, the amount of any unreimbursed Realized Losses allocated to such Interests on such Distribution Date and prior Distribution Dates; and

         (4) concurrently, to the Class IIA-P1, Class IIA-A1, and Class IIA-C1 Interests, from amounts otherwise available to pay the Subordinate Distribution Amount, the respective Unpaid Realized Loss Amounts for such Classes and such Distribution Date;

         (5) to each of the Class IIB-1, Class IIB-2, Class IIB-3, Class IIB-4, Class IIB-5 and Class IIB-6 Interests, in that order, the sum of (i) Accrued Certificate Interest thereon and (ii) its pro rata share, based on outstanding Certificate Balance, of the Subordinate Principal Distribution Amount for such Distribution Date; provided, however, that on any Distribution Date on which the Subordination Level for any class of REMIC II-1 Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the Subordinate Principal Prepayment Amount otherwise allocable to any Class of REMIC II-1 Subordinate Certificates junior to such class will be allocated to the most senior Class of REMIC II-1 Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date, in an amount equal to the lesser of (i) the amount required to increase the subordination level for such Class of Subordinate Certificates to its initial subordination level and (ii) the amount of the Subordinate Principal Prepayment Amount otherwise payable to junior Classes of REMIC II-1 Subordinate Certificates;

         (6) to reimburse any Realized Losses previously allocated to any Class of Subgroup II-B Certificates, and

         (7) to the Class II-R1 Certificates, after all of the other Classes of REMIC II-1 Certificates have been paid in full, the remainder, if any.

         (e) REMIC II-2. Distributions made from REMIC II-1 will be applied to make payments on the Certificates as follows:

         (1) Subject to Section 3.01(f), each Class of REMIC II-2
Certificates, (other than Class II-R2) will be entitled to receive the amount distributed to the Corresponding Class of REMIC II-1 pursuant to subparagraph (d), except that:

         (2) On each Distribution Date on or after the Credit Support Depletion Date for REMIC II-1, subject to the qualification set forth at the end of this paragraph, distributions will be made to the Certificates relating to each Subgroup only from the Available Distribution Amount for each Subgroup. For purposes of allocating interest collections between Subgroups, interest actually collected on each Mortgage Loan will be allocated between the Subgroup or Subgroups (and the Class IIA-X1 Interest) to which such Mortgage Loan contributes in proportion to the dollar entitlement of each Subgroup to such interest.

         (3) to pay Accrued Certificate Interest to each Class within a Subgroup, in proportion to the amounts of Accrued Certificate Interest due to each for such Distribution Date,

         (4) to pay the Principal Distribution Amount for the related Subgroup pro rata among classes within the Subgroup, until the Certificate Balance thereof has been reduced to zero,

         (5) any remainder will be crossed over to the other Subgroups, pro rata in proportion to the Certificate Balances of the Classes of Certificates related thereto, and treated as part of the Available Distribution Amount for such other Subgroups,

         (6) any previously incurred realized losses will be reimbursed, and

         (7) the remainder, if any, of the Available Distribution Amount for Group I will be paid to the Class I-R1 Certificates.

Notwithstanding the foregoing, if the Credit Support Depletion Date occurred as a result of the remaining Certificate Balance of the REMIC II-1 Subordinate Interests being less than or equal to the outstanding Unpaid Realized Loss Amounts required to be made, the amount otherwise available to make payments to the REMIC II-1 Subordinate Interests will be crossed over to pay such Unpaid Realized Loss Amounts, pro rata in proportion to the amounts owed.

         (f) REMIC II-2. Distributions made from REMIC II-I will be applied to make payments on the REMIC II-2 Certificates as follows:

         (1) Accrued Certificate Interest on the Class IIA-B1 and Class IIA-B2 Certificates (including amounts remaining unpaid from prior Distribution Dates) shall be distributed from amounts paid by REMIC II-1 on the Class IIA-B1 Interest, in proportion to the Accrued Certificate Interest owing to each for such Distribution Date;

         (2) Accrued Certificate Interest on the Class IIA-B4 and Class IIA-B5 Certificates (including amounts remaining unpaid from prior Distribution Dates) shall be distributed from amounts paid by REMIC II-1 on the Class IIA-B4 Interest, in proportion to the Accrued Certificate Interest owing to each for such Distribution Date;

         (3) Accrued Certificate Interest on the Class IIA-C1 and Class IIA-C2 Certificates (including amounts remaining unpaid from prior Distribution Dates) shall be distributed from amounts paid by REMIC II-1 on the Class IIA-C1 Interest, in proportion to the Accrued Certificate Interest owing to each for such Distribution Date.

         Any amount remaining in REMIC II-2 after all Certificates have been paid in full shall be distributed to the Class II-R2 Certificates.

         (g) For each Class of Certificates (except for the Class A-P Certificates), interest shall be passed through monthly on each Distribution Date, commencing in June 2002. For each Distribution Date, interest will accrue during the Interest Accrual Period in an amount determined by the following formula:

                      (1/12th of the applicable interest rate for each Class) x (the related Certificate Balance or Notional Amount for each Class).

         (h) Interest accrued on any Class of Certificates will be reduced by the following amounts for the related Loan Group:

         (1) the pro rata share allocated to such Class of all interest shortfalls, resulting from (i) Payoffs of the related Mortgage Loans during the related Prepayment Period, to the extent not covered by compensating interest, (ii) Curtailments on the related Mortgage Loans during the related Prepayment Period, and (iii) reductions in interest payable on the related Mortgage Loans by operation of law (such shortfalls are allocated among all Classes pro rata according to the amount of interest to which such Class would otherwise be entitled); and

         (2) the portion of Realized Losses attributable to interest allocated to that Class.

         (i) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Balance (or, in the case of the Class X, Class IIA-B2, Class IIA-B5 and Class IIA-C2 Certificates, the Notional Amount) of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefore, if such Holder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to Subordinate Certificates, at least $250,000, and, with respect to the Class A-X, Class IIA-B2, Class IIA-B5 and Class IIA-C2 Certificates, an initial Notional Amount of $5,000,000). The Trustee may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         (j) Any amounts remaining in the REMIC I-1 on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made, shall be paid to the Holders of Class I-R1 Certificates, any amounts remaining in REMIC I-2 after all allocations and distributions required to be made by this Trust Agreement have been made will be paid to the Holders of Class I-R2 Certificates, any amounts remaining in REMIC I-2 after all allocations and distributions required to be made by this Trust Agreement have been made, will be distributed to the Holders of the Class II-R1 Certificates and any amounts remaining in REMIC II-2 after all allocations and distributions required to be made by this Trust Agreement have been made, will be distributed to the Holders of the Class II-R2 Certificates.

Section 3.02      Allocation of Realized Losses and Shortfalls.

         (a) Realized Losses of Principal.

         (1) On each Distribution Date, the respective Applicable Fractions of each Realized Loss on a Mortgage Loan, to the extent allocable to principal, shall be allocated to the related Subgroups for further allocation to the Class or Classes of REMIC Interests supported by such Subgroups in reduction of the Certificate Balance thereof; provided, however, that any Realized Loss allocated to Subgroup I-B or Subgroup II-B shall be allocated first to the Subordinate Interests related to such Subgroup, in reverse numerical order, until the Certificate Balance thereof is reduced to zero, and then pro rata to the Senior Interests related to such Subgroup. Any Realized Losses allocated to a Class of REMIC Interests and not reimbursed on the same Distribution Date shall be allocated to the Corresponding Class or Classes of Certificates as described below.

         (2) Prior to the Credit Support Depletion Date, to the extent that the principal portion of a Realized Loss has been allocated to reduce the Certificate Principal Balance of a class of REMIC Interest in a Subgroup other than Subgroup I-B or II-B, the amount of such Realized Loss will be reimbursed from the Subordinate Principal Distribution Amount for Subgroup I-B or Subgroup II-B, as applicable, to reimburse the Unpaid Realized Loss Amount . The distribution of any Unpaid Realized Loss Amount to a Class of Senior Interests on any Distribution Date shall not result in a further reduction of the Certificate Balance of such class of Senior Interests, but instead shall result in the reduction of the Certificate Balance of the Subordinate Interests in REMIC I-1 or REMIC II-1, as applicable, until the Certificate Balance thereof has been reduced to zero. The Unpaid Realized Loss Amount will be paid from the Class of Subordinate Certificates related to the applicable Loan Group, and from the Classes of Subordinate Certificates, beginning with the Class having the highest numerical designation. Any Unpaid Realized Loss Amount not paid on the Distribution Date relating to the Due Period in which the Realized Loss was incurred will be carried forward, with interest at the applicable Certificate Rate, and will be included in the Unpaid Realized Loss Amount for the next Distribution Date. To the extent that a Realized Loss of interest is allocable to a Class not in Subgroup I-B or Subgroup II-B, such loss will be allocated directly to reduce the Certificate Balance of the Subordinate Certificates in the related REMIC, in reverse numerical order.

         (3) Any Realized Losses allocated to a Class of REMIC I-1 Interests or REMIC II-1 Interests pursuant to Section 3.02(a)(i) and not reimbursed on the same Distribution Date shall be allocated on the same date to the Corresponding Class or Classes of REMIC I-2 or REMIC II-2 Certificates; provided, however, that any Realized Losses allocable to the Class IIA-B Certificates shall be allocated pro rata to such Classes of Certificates, on the basis of the Certificate Balances thereof.

         (b) Realized Losses Allocable to Interest the interest portion of each Realized Loss on a Mortgage Loan that exceeds the outstanding principal amount of such Mortgage Loan

         (i) On each Distribution Date, the portion of each Realized Loss on a Mortgage Loan that exceeds the outstanding principal amount of such Mortgage Loan shall be allocated pro rata to the related Subgroup or Subgroups, on the basis of the amount of interest due to such Subgroup from such Mortgage Loan. On each Distribution Date, the interest portion of each Realized Loss allocated to a Subgroup in accordance with the preceding sentence shall be further allocated pro rata, on the basis of Accrued Certificate Interest, to each Class of related REMIC Interests; provided that the interest portion of any Realized Losses allocated to the Subordinate Interests in a REMIC as provided in this Section 3.02(b)(i) shall be allocated to such Interests in reverse order of seniority.

         (c) Interest Shortfall. Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Interest Shortfall not covered by compensating interest, and Soldiers' and Sailors' Shortfall with respect to any Mortgage Loan shall be treated as a Realized Loss.

         (d) Modification Losses. In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest. Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

                                ARTICLE IV

                               THE SECURITIES

Section 4.01      The Certificates.

         The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2002-3F. The aggregate principal amount of Certificates or Interests, as applicable, that may be executed and delivered under this Trust Agreement is limited to $308,526,654, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The tables in Section 2.03(b) and (d) set forth the Classes of Certificates and the initial Certificate Balance and Final Distribution Date for each Class of the Certificates.

Section 4.02      Denominations.

         Each of the Class A and Senior Subordinate Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. Each of the Residual Certificates and Class IB-4, Class IB-5, Class IB-6, Class IIB-4, Class IIB-5 and Class IIB-6 Certificates shall be issued in fully-registered, certificated form. The Class A Certificates (other than the Class A-P, Class A-X, Class IIA-B2, Class IIA-B5 and Class IIA-C2 Certificates) are offered in minimum denominations of $25,000 initial Certificate Balance each and multiples of $1 in excess of $25,000. The Subordinate Certificates are offered in minimum denominations of the lesser of (i) $250,000 initial Certificate Balance each and multiples of $1 in excess of $250,000 and (ii) the initial class Certificate Balance. The Class A-P Certificates and Class A-X Certificates are each offered in the form of a single Certificate representing the entire Certificate Balance. The Class IIA-B2, IIA-B5 and Class IIA-C2 Certificates will be offered in minimum denominations of $1,000,000 in initial Notional Amount and multiples of $1 in excess thereof. In addition, one Certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the initial Certificate Balance (or, in the case of the Class A-X, Class IIA-B2, Class IIA-B5 and Class IIA-C2 Certificates, the Notional Amount) of such Class. The residual Certificates will each be issued in percentage interests of 99.99% and 0.01%.

Section 4.03      Redemption of Certificates.

         There shall be no right to redemption pursuant to Section 9.01 of the Standard Terms. On or after the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans in any Loan Group is less than or equal to 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date, the Servicers (and if not exercised by the Servicers within a period of five Business Days from the first date on which such condition is satisfied, the Depositor) shall have the right to purchase (or cause to be purchased) the remaining Mortgage Loans in such Loan Group and any other assets in the related REMIC and cause the retirement of the Certificates issued by such REMIC. Moreover, notwithstanding anything to the contrary in Section 9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the REMIC I-2 Distribution Account and the REMIC II-2 Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by the Depositor (or its designee) as provided above. Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust by the Depositor (or its designee) pursuant to this
Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04      Securities Laws Restrictions.

         Each of the Junior Subordinate Certificates is a Private
Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms. Furthermore, each of the Private
Certificates is a Rule 144A Certificate. The Class I-R1, Class I-R2, Class II-R1 and Class II-R2 Certificates are Residual Certificates subject to
Section 5.05(c) of the Standard Terms.

                                 ARTICLE V

                          MISCELLANEOUS PROVISIONS

Section 5.01      Request for Opinions.

         (a) The Depositor hereby requests and authorizes Skadden, Arps, Slate, Meagher & Flom LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and the Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02      Schedules and Exhibits.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03      Governing Law.

         This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

Section 5.04      Counterparts.

         This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05      Notices.

         The address of the rating agency required to be stated herein pursuant to Section 11.08(d) of the Standard Terms is Fitch Ratings, One State Street Plaza, New York, New York 10004 and Moody's Investor Service, Inc., 99 Church Street, New York, New York 10007.

                          [Signature page follows]





                  IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the 1st day of May 2002.

                             GS MORTGAGE SECURITIES CORP.,
                                as Depositor


                             By: /s/ Marvin Kabatznick
                                 ------------------------------
                             Name:  Marvin Kabatznick
                             Title: Chief Executive Officer


                             JPMORGAN CHASE BANK,
                                not in its individual capacity, but solely in its capacity as Trustee under this Trust Agreement


                             By: /s/ Thomas Venusti
                                 ------------------------------
                             Name:  Thomas Venusti
                             Title: Trust Officer



STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )


                  The foregoing instrument was acknowledged before me in the County of New York, this 29th day of May 2002, by Marvin Kabatznick, Chief Executive Officer for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.


                                  /s/ Onyx S. Wellington
                                 ---------------------------------------------
                                 Notary Public


My Commission expires:  April 10, 2003




STATE OF NEW  YORK      )
                        )     ss.:
COUNTY OF NEW YORK      )


                  The foregoing instrument was acknowledged before me in the County of New York, this 29th day of May 2002, by Thomas Venusti, Trust Officer of JPMorgan Chase Bank, a New York banking corporation, on behalf of the company.



                                          /s/ Laura Pokojni
                                          -----------------------------------
                                          Notary Public


My Commission expires: October 2, 2002






                                 SCHEDULE I

                           GROUP I MORTGAGE LOANS

                               (See Attached)


                              Account     Principal            Maturity    Orig                                      Property
Group         Servicer        Number       Balance     Rate      Date      Date       PI         Occupancy             Type
-----------------------------------------------------------------------------------------------------------------------------------
15 YR DEAL    COUNTRYWIDE     1059971     207,716.00      8     8/1/12    7/14/97    2,628.05   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1248776     200,468.86   6.75     5/1/08    3/30/98    3,398.80   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1252500     525,667.66   7.25     4/1/13    3/13/98    5,819.51   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1253324     825,817.27      7     5/1/13    4/10/98    8,988.29   Non-Owner Occupied   PUD
15 YR DEAL    COUNTRYWIDE     1655394     485,527.77  6.875     4/1/13    3/27/98    5,280.00   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     1656138     486,556.09    7.5     4/1/13    3/25/98    5,450.84   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1656425     312,291.87   6.75     5/1/13    4/17/98    3,358.24   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1656539     337,381.76    6.5     5/1/13    4/13/98    3,919.99   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1657555     344,471.12  6.875     4/1/13    3/19/98    3,745.79   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1658088     256,545.28   6.75     5/1/13    4/14/98    2,875.96   Non-Owner Occupied   Condo
15 YR DEAL    COUNTRYWIDE     1658287     318,902.10   6.75     5/1/13    4/16/98    3,760.87   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1661571     262,859.75  6.625     5/1/13     4/1/98    2,809.58   Non-Owner Occupied   Single Family
15 YR DEAL    COUNTRYWIDE     1662585     520,404.86      7     5/1/13    4/23/98    6,174.96   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1665043     494,618.83  6.875     5/1/13    4/30/98    5,351.13   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1665178     292,734.93  6.875     5/1/13     4/9/98    3,210.68   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1666354     604,235.15      7     5/1/13     4/6/98    7,640.05   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     1666504     291,139.23   6.75     6/1/13     5/1/98    3,114.89   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2235639     218,998.46  7.375     5/1/13    4/21/98    2,575.79   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     2235904     277,571.28  6.875     5/1/13    4/15/98    4,905.20   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     2236189     290,544.61  7.375     5/1/13    4/21/98    3,219.74   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2236213     407,786.99  6.875     5/1/08    4/24/98    6,927.92   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2238565     332,057.66  6.875     6/1/13    5/12/98    4,280.91   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2399631     449,399.52    7.5    10/1/12     9/9/97    5,191.27   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2400742     280,689.09  7.625    10/1/12     9/3/97    3,362.87   Second Home          Condo
15 YR DEAL    COUNTRYWIDE     2401450     400,092.47    7.5    10/1/12    9/11/97    4,894.63   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     2405450     404,141.62  7.625    11/1/12    10/1/97    4,670.65   Non-Owner Occupied   PUD
15 YR DEAL    COUNTRYWIDE     2596134     395,958.71      6    12/1/12    11/3/97    4,219.29   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2612809     170,778.74   7.25     6/1/11    5/13/96    2,738.59   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2737211     418,585.71  6.875    11/1/12    10/8/97    4,673.32   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2739502     323,238.53   7.25    12/1/12    11/7/97    3,927.14   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     2743683      83,977.30  7.375    11/1/12   10/28/97      959.49   Non-Owner Occupied   Single Family
15 YR DEAL    COUNTRYWIDE     2744819     678,957.36  7.625    11/1/12   10/27/97    7,846.70   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2775284     536,065.34   7.75     6/1/11    5/24/96    6,871.32   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2782781       9,650.77      8     6/1/11    5/30/96      298.17   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     2829351      29,418.48    5.5     6/1/08    5/16/96      475.09   Non-Owner Occupied   Single Family
15 YR DEAL    WELLS FARGO     3703313      47,308.12  9.625    11/1/15    11/1/00      539.57   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4008702     291,851.98      7     7/1/13     9/2/97    3,145.90   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4019271     270,622.43  6.875     7/1/13     6/4/98    2,898.53   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4037025     300,814.83    7.5     6/1/13    5/22/98    3,337.25   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4056353      57,533.83      7     7/1/13     6/9/98      621.54   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4074288     500,452.32      7     7/1/13    6/16/98    5,392.97   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4075116     253,925.96  6.625    11/1/13   10/28/98    2,633.99   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     4082541     393,512.98  6.875     7/1/13    6/11/98    4,280.91   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4098872     287,485.51  6.875    12/1/13   10/28/98    3,005.55   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4119598     257,650.89  6.875     7/1/13    6/25/98    2,845.02   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4138326     616,618.65  6.875     7/1/13    6/24/98    6,688.91   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4177277     214,606.61   8.25     6/1/11    5/31/96    4,147.35   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4197280     330,567.64  7.125     8/1/13     7/1/98    3,568.98   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4211926     541,244.73  6.875     7/1/13    6/25/98    5,797.06   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4220549     306,181.94  6.625    12/1/13    11/4/98    3,160.78   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4234842     238,715.58      7     7/1/13    6/30/98    2,572.45   Missing              PUD
15 YR DEAL    COUNTRYWIDE     4239726     183,431.09  6.625    12/1/13   10/29/98    4,460.21   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4254171     264,055.78   6.75    12/1/13    11/5/98    2,743.22   Owner Occupied       Condo
15 YR DEAL    WELLS FARGO     4255006     139,192.15   6.25    11/1/08    11/1/01      862.00   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4284781     248,308.49  6.875     8/1/13    7/20/98    2,675.57   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4290923     506,486.25  6.875     8/1/13    7/20/98    5,484.91   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4309114     323,942.47  7.125     8/1/13    7/10/98    3,495.15   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4309167     242,827.23   6.75     6/1/06    12/4/93    5,683.80   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4309177     363,027.54    6.5     8/1/13    7/10/98    3,798.03   Second Home          Condo
15 YR DEAL    COUNTRYWIDE     4346094     459,428.80  7.375     8/1/13    7/21/98    5,197.57   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4354811     236,212.59  6.875     8/1/13    7/15/98    2,575.68   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4355407     357,386.26  6.875     9/1/13     8/5/98    3,790.39   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4365218     268,475.64   6.75     9/1/13    7/30/98    2,831.72   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4448412     290,431.48      7     8/1/13    7/30/98    3,114.44   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4448985     490,600.65   6.75     9/1/13    8/11/98    5,265.22   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4461445     535,018.84    6.5     1/1/14    12/4/98    5,461.85   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4479285      23,200.97      8     8/1/11    7/18/96      362.20   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4483829     315,782.08      7     1/1/14    12/8/98    3,307.69   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4493091     299,113.17  6.875     1/1/14    4/24/98    3,121.50   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4503000     282,663.15   6.75     1/1/14    12/9/98    2,922.86   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4511014     250,152.23      7    12/1/13   11/24/98    2,631.77   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4539844     464,322.27   6.75     1/1/14   12/11/98    4,867.01   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4540371     233,688.23   6.75     1/1/14   12/11/98    2,442.36   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4550480     284,542.02  6.875     1/1/14   11/25/98    2,960.96   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     4551763     645,198.28  6.625     1/1/14    12/2/98    6,628.86   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4578981     236,209.26  7.125     9/1/13    8/26/98    2,536.33   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4624462     475,983.54  6.875     1/1/14   12/23/98    4,967.63   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4630170     645,799.60  6.875     2/1/14     1/4/99    6,688.91   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4639636     679,434.54      7     1/1/14   11/25/98    7,118.72   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4639690     415,475.78  6.875     1/1/14   11/27/98    4,994.39   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4643254     411,171.36    6.5     1/1/14   12/11/98    4,442.65   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4643453     369,172.93  6.625     1/1/14    12/9/98    3,792.94   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4658394     426,949.19  6.625    10/1/13    8/31/98    6,145.96   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     4668850     294,835.80  6.875     1/1/14    12/9/98    3,067.98   Owner Occupied       Condo
15 YR DEAL    COUNTRYWIDE     4680614     508,578.11  7.125    10/1/13    9/16/98    5,434.99   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4700771     268,693.45  6.875    10/1/13     9/1/98    3,148.25   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4711749     306,111.06    6.5     2/1/14    1/25/99    3,112.04   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4729717     250,587.89      6    10/1/13    9/17/98    2,531.58   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4738194   1,212,255.83  7.375     2/1/14     1/4/99   12,878.93   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4750904     602,746.01  6.875     2/1/14     1/8/99    6,242.99   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4751755     294,809.52  6.625    10/1/13    3/25/98    3,072.98   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4760046     237,146.25  7.125    10/1/13    9/11/98    2,536.33   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4764516      22,813.28  7.375    10/1/13    9/21/98      305.42   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4785709     936,692.00    7.5    10/1/13    9/11/98   10,197.14   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4787686     942,572.53    6.5     2/1/14    1/20/99    9,582.19   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4792450     859,648.78   6.75     2/1/14    1/27/99    8,849.10   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4838966     575,492.21      7    10/1/13    9/23/98    6,112.04   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     4859406     248,282.60   6.75    10/1/13    9/23/98    2,654.73   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4870353     487,487.49  6.875    11/1/13    10/2/98    5,128.17   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4872619     270,395.62  6.875    10/1/13    9/25/98    2,853.94   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4910549     574,897.51   6.25     6/1/13    4/29/98    6,001.97   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4919314     205,000.00   7.25     6/1/13     5/8/98    3,496.27   Owner Occupied       Condo
15 YR DEAL    COUNTRYWIDE     4919352     598,596.46  7.125     6/1/13    5/13/98    6,521.99   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4919717     268,807.69   6.75     6/1/13    5/18/98    2,875.96   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4922368     278,882.69    6.5    11/1/13   10/13/98    2,874.66   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4923019     661,997.21   7.25    11/1/13    10/2/98    7,394.19   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4924197     386,738.34  6.875    11/1/13   10/14/98    4,062.40   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4941162     357,685.00  7.125    11/1/13   10/21/98    3,804.50   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     4944477     285,016.59  6.875     6/1/13    5/12/98    3,067.98   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4945224     246,920.74    6.5     6/1/13    5/14/98    2,613.33   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     4951682     286,297.17   7.25     6/1/13    5/13/98    3,140.25   Owner Occupied       Condo
15 YR DEAL    COUNTRYWIDE     4951928     267,136.89  7.125     6/1/13    5/18/98    6,793.74   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4962068   1,038,579.96  7.375     6/1/13    5/20/98   11,453.05   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     4964942     454,385.82   6.75    11/1/13   10/22/98    4,743.12   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4967685      71,451.74    6.5     7/1/13     6/3/98      751.34   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4967808     231,989.90  6.875     6/1/13    5/26/98    2,497.20   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     4975291     230,679.19   6.75     6/1/13    5/21/98    2,477.75   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5022146     608,196.46    7.5    12/1/12   10/28/97    6,952.60   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5026511     250,864.39    7.5     1/1/13   12/10/97    2,855.20   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     5028130     310,216.81      7    12/1/12   11/18/97    3,464.97   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5028923     356,376.52  7.125    12/1/12   11/25/97    4,003.78   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5380478     343,806.89   6.75     2/1/13     1/2/98    3,849.36   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5383835     261,942.75   6.75     2/1/13    1/21/98    3,451.15   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5384918     367,177.12  6.875     3/1/13    1/28/98    4,013.35   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5386652     250,195.19    6.5     2/1/13    1/22/98    2,700.44   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5386862     248,233.96    7.5     2/1/13    1/14/98    2,808.85   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5495593     409,303.58  7.125     9/1/03    7/17/95    2,964.37   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5748019     273,752.40  6.875     3/1/13    2/27/98    3,148.25   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     5749658     606,630.96      7     4/1/13    2/26/98    6,640.10   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5749734     588,564.55      7     3/1/13    2/18/98    6,471.57   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     5751010     525,313.90   6.75     3/1/13    2/19/98    5,707.67   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5752221     238,415.05      7     3/1/13    2/23/98    2,624.58   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5753278     404,042.85   7.25     4/1/13     3/6/98    4,473.03   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5753307     248,738.03   6.75     4/1/13     3/5/98    3,008.70   Owner Occupied       Single Family
15 YR DEAL    WELLS FARGO     5823446      49,159.78  13.63    10/1/15    10/1/00      666.39   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5903037     249,000.82   7.25    11/1/11    11/9/95    3,028.43   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5914080     182,031.28   7.25    11/1/11   11/28/95    3,742.74   Owner Occupied       PUD
15 YR DEAL    WELLS FARGO     5918995     129,206.03  6.875     4/1/16     4/1/01    1,204.01   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5954037     274,756.32  6.875     4/1/13    3/17/98    2,987.72   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     5955282     287,576.28      7     4/1/13    3/17/98    3,145.90   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6198988     351,284.49   6.75     4/1/14    3/22/99    3,582.12   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6199107     261,177.82  6.625     5/1/14    4/22/99    2,633.99   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6199726     477,216.00      7     5/1/14     4/1/99    4,907.61   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6199923     465,162.57    6.5     3/1/14     2/9/99    4,703.98   Second Home          PUD
15 YR DEAL    COUNTRYWIDE     6200019     456,208.51  6.875     4/1/14    2/25/99    4,682.24   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6200035     370,983.70   6.75     4/1/14    3/25/99    3,782.99   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6200361     366,612.35  6.875     5/1/14     4/2/99    3,745.79   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6200740     311,838.91      7     3/1/14    2/11/99    3,235.79   Second Home          PUD
15 YR DEAL    COUNTRYWIDE     6201361     796,200.52    6.5     4/1/14     3/9/99    8,014.19   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6201481     132,223.39      6     3/1/14     2/8/99    1,444.27   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6202188     523,046.18   6.75     5/1/14     4/5/99    5,309.46   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6202240     518,295.05      7     5/1/14    4/12/99    5,330.06   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6204151     782,640.02      7     4/1/14     3/5/99    8,089.46   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6204226     488,792.46  6.875     4/1/14    3/19/99    5,886.24   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6204684     249,925.85   6.75     4/1/14    3/12/99    2,548.54   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6205332     244,260.58  6.875     5/1/14     4/5/99    2,497.20   Non-Owner Occupied   Condo
15 YR DEAL    COUNTRYWIDE     6205444     435,871.77   6.75     5/1/14    4/29/99    4,424.55   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6205486     175,299.29    7.5     3/1/09    2/11/99    4,190.18   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6205696     267,273.62    6.5     4/1/14    3/26/99    3,205.68   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     6205746     315,184.22      7     5/1/15    3/18/99    3,163.88   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6205822     396,503.77   7.25    10/1/14     9/8/98    4,043.71   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6205824     728,684.88  6.875     3/1/15    12/3/98    7,134.84   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     6205831     264,520.19      7     7/1/14    4/10/98    2,696.49   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6205834     368,573.46   7.75    10/1/14    6/29/98    3,859.24   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6205861     525,639.45   6.75     2/1/15   10/16/98    5,132.48   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6205939     291,208.05      7     3/1/14     4/1/00    3,062.63   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6205963     756,031.12      7     6/1/14    5/30/99    8,089.46   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6206004     237,527.05  6.875     6/1/14     7/9/98    2,675.57   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6206032     694,541.15    6.5     6/1/14    1/14/99    6,927.05   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6206136     345,419.17  5.875     5/1/14    4/28/99    3,348.48   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6206215     434,386.72  6.625    10/1/14    2/10/99    4,284.61   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6206244   1,382,745.74  6.875     6/1/15    2/12/99   13,377.82   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6206284     485,196.27    6.5    12/1/14   11/26/99    4,712.70   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6206302     341,984.43    7.5     5/1/10    4/28/99    4,748.08   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6206478     367,277.28  6.875     5/1/15   10/15/98    3,567.42   Missing              PUD
15 YR DEAL    COUNTRYWIDE     6206481     406,545.55  6.875     1/1/15     1/1/00    4,013.35   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6206554     554,141.97  6.625     5/1/14     5/1/99    6,497.16   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6206650     239,059.17  6.375    10/1/14    1/19/99    2,385.34   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6207595     504,273.23    6.5     5/1/14    4/15/99    5,052.43   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6208191      40,583.45    7.5     6/1/14    5/27/99      426.43   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6208366     565,406.67   6.75     8/1/14    7/21/99    5,663.43   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6209031      72,145.40  6.875     6/1/14     5/6/99      753.18   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6209287     335,368.85  6.875     6/1/14    4/28/99    3,411.35   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6209337     948,457.05   6.75     5/1/14    4/16/99    9,627.82   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6209587     390,047.06  6.625     6/1/14    5/20/99    3,915.86   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6210153     262,206.55      7     5/1/14     4/2/99    2,696.49   Owner Occupied       Condo
15 YR DEAL    COUNTRYWIDE     6210624     611,020.29  6.875     5/1/14    4/27/99    6,242.99   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6210685     333,598.03      7     6/1/14    5/14/99    3,415.55   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6210862     283,259.09  6.875     6/1/14    5/13/99    3,246.35   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6210985     333,948.98      7     6/1/14     5/6/99    3,419.15   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6211084     526,733.88      7     6/1/14    5/14/99    5,392.97   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6211173     458,543.79    6.5     6/1/14    4/27/99    4,573.32   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6211174     365,163.25    6.5     5/1/14    4/27/99    3,658.66   Second Home          Condo
15 YR DEAL    COUNTRYWIDE     6211683     881,710.66  7.625     6/1/14     5/7/99    9,341.30   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6211728     368,713.72      7     6/1/14    5/26/99    3,775.08   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6211882     274,132.08  6.625     5/1/14    4/19/99    2,950.06   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6211935     370,719.53  6.375     6/1/14     5/3/99    3,673.07   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     6212206     268,433.26  6.875    12/1/15     6/2/99    2,675.57   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6212703     190,848.89      7     3/1/15    5/11/99    7,789.25   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6213963     789,401.87  6.625     7/1/14     6/3/99    7,901.95   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6214381     658,018.74  6.875     7/1/14     6/4/99    8,918.55   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6214626     521,922.10  6.875     1/1/15     6/2/99    5,395.72   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6214758     975,799.31  6.875     7/1/14    6/17/99   10,416.86   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6215523     306,498.80  6.875     7/1/14    6/24/99    3,210.68   Second Home          Condo
15 YR DEAL    COUNTRYWIDE     6215808     437,833.51   6.75     6/1/14    5/26/99    4,424.55   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6215878     577,020.21   7.25     5/1/16   11/15/99    5,477.18   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     6216231      35,133.47   7.25     8/1/14    7/26/99      361.50   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6216703      19,397.89  6.875     7/1/14     6/8/99      199.78   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6217708     306,089.78   6.75     7/1/14    6/18/99    3,079.49   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6218202     275,101.00      7     7/1/14    6/18/99    2,804.35   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6219132      54,671.66  7.375     9/1/14     8/2/99      563.92   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6219144      59,381.92  8.125     9/1/14    8/23/99      641.28   Owner Occupied       2-4 Family
15 YR DEAL    COUNTRYWIDE     6219463     268,084.93  7.125     8/1/14    7/13/99    2,808.08   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6222117     491,225.87      8     8/1/14    7/20/99    5,256.09   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6225183     986,581.22      7    11/1/14    10/1/99    9,887.12   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6228888      40,173.65      8    12/1/14   11/12/99      422.88   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6229935     258,235.74  7.875    12/1/14    11/3/99    2,703.09   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6232576     349,634.21  7.875     1/1/15   11/30/99    3,642.05   Owner Occupied       Condo
15 YR DEAL    COUNTRYWIDE     6233184     363,645.67   7.75     1/1/15   12/10/99    3,765.11   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6237765   1,016,339.13  8.375     4/1/15     3/2/00   10,751.69   Second Home          PUD
15 YR DEAL    COUNTRYWIDE     6243682     196,112.80  8.375     5/1/15     4/3/00    2,067.26   Owner Occupied       Condo
15 YR DEAL    COUNTRYWIDE     6246642     395,711.58  7.875     7/1/15     6/7/00    4,030.92   Second Home          Single Family
15 YR DEAL    COUNTRYWIDE     6248119     364,116.35  7.375     4/1/16    6/28/00    3,495.71   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6260634     283,802.59    7.5    12/1/15   11/16/00    2,781.04   Owner Occupied       PUD
15 YR DEAL    COUNTRYWIDE     6261294     435,414.57  7.625    12/1/15    11/1/00    4,297.00   Missing              Single Family
15 YR DEAL    COUNTRYWIDE     6262020      51,986.08  7.625     1/1/16   12/11/00      513.78   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6262338     328,099.55   7.25     6/1/16    5/15/01    3,103.74   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6265324     573,009.59  7.375     3/1/16    2/23/01    5,519.54   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6266371     651,817.27   7.25     3/1/16    2/23/01    6,230.29   Second Home          Condo
15 YR DEAL    COUNTRYWIDE     6268090     473,885.75  7.625     2/1/16    1/12/01    4,670.65   Owner Occupied       Condo
15 YR DEAL    COUNTRYWIDE     6268890     390,844.38  7.125     4/1/16    3/26/01    3,695.80   Second Home          PUD
15 YR DEAL    COUNTRYWIDE     6269058     145,949.56      7     4/1/16    3/23/01    6,112.04   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6270670     414,474.50  6.875     6/1/16     5/4/01    3,834.98   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6272580     343,211.66   7.25     5/1/16    4/16/01    3,286.31   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6273411     385,557.74  6.875     6/1/16    5/14/01    3,567.42   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6273498     509,701.11   7.25     5/1/16    4/25/01    4,838.18   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6276342   1,059,040.24    6.5     6/1/16    5/17/01    9,582.19   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6276712   1,195,421.37   7.25     6/1/16    5/18/01   11,319.50   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     6277129     759,207.51  7.375     6/1/16    5/31/01    7,237.50   Second Home          Condo
15 YR DEAL    COUNTRYWIDE     6277569     774,355.76  7.125     7/1/16     6/5/01    7,246.65   Second Home          Condo
15 YR DEAL    COUNTRYWIDE     7146231     346,996.96  7.625     1/1/12    6/10/96    4,558.56   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     7152285     251,612.68  7.625     2/1/12    1/24/97    3,054.61   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     7472076     286,468.60    7.5     3/1/12    1/30/97    3,439.22   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     7760064     281,414.18   8.25     3/1/12    8/14/96    3,492.51   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     8003320     102,873.37    5.5     4/1/12    3/21/97    1,123.49   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     8507491     322,520.94  6.875     4/1/12     6/4/96    3,745.79   Owner Occupied       PUD
15 YR DEAL    WELLS FARGO     8591532     146,432.84    5.5     7/1/16     7/1/01    1,241.97   Owner Occupied       Single Family
15 YR DEAL    COUNTRYWIDE     8779764     235,785.58  7.625     6/1/12    5/16/97    2,802.39   Owner Occupied       Single Family
15 YR DEAL    WELLS FARGO     9011152     140,936.51  7.375     3/1/16     3/1/01    1,356.89   Owner Occupied       Single Family
15 YR DEAL    WELLS FARGO     9041855      52,014.94   10.5     2/1/16     2/1/01      596.92   Owner Occupied       Single Family
15 YR DEAL    WELLS FARGO     9210042     139,702.05      7     4/1/16     4/1/01    1,311.39   Owner Occupied       Single Family


Continuation of above table



Group         OLTV     Documentation      Address                        City               State   Zip  Last Name     First Name
----------------------------------------------------------------------------------------------------------------------------------
15 YR DEAL    110 Full Documentation   226 TRAVER RD                    LAGRANGE            NY     12569 URNAITIS       EDWARD
15 YR DEAL   74.8 Full Documentation   5095 E LAKE RD                   CAZ                 NY     13035 DALTON         MATTHEW
15 YR DEAL     75 Full Documentation   3625 E HURON RIVER DR            ANN ARBOR           MI     48104 OLSON          GARY
15 YR DEAL   53.5 Full Documentation   16 PIPING PLOVER RD              FAIRFIELD           SC     29928 OBERHEIM       WILLIAM
15 YR DEAL   82.2 Full Documentation   1231 LONG BEACH RD               BIG PINE KEY        FL     33043 GEORGE         BARRY
15 YR DEAL   94.1 Full Documentation   2922 SILVER LAKE BLVD            CUYAHOGA FALLS      OH     44224 PETRUS         JOHN
15 YR DEAL     85 Full Documentation   97 ROYAL MEADOWS RD              YARMOUTH            ME      4096 CAWLEY         ROBERT
15 YR DEAL   69.8 Full Documentation   6 PHANTOM FARM RD                CAPE COTTAGE        ME      4107 LEE            SHEPARD
15 YR DEAL   56.8 Full Documentation   8650 HUNTING HILLS DRIVE         KIRTLAND HILLS      OH     44060 KRONE          NORMAN
15 YR DEAL   51.3 Full Documentation   414 SAGE RD                      KETCHUM             ID     83340 ROOZEN         WILLIAM
15 YR DEAL   66.9 Full Documentation   8212 SUNSET LANE                 PASCO               WA     99301 ROACH          JOHN
15 YR DEAL   46.7 Full Documentation   7 TRAVERSE PARK                  HARBOR POINT        MI     49740 BOOKWALTER     ROGER
15 YR DEAL   76.4 Full Documentation   224 VILLAGE POINTE LN            AMHERST             NY     14221 CULLIGAN       JAMES
15 YR DEAL   72.7 Full Documentation   1416 E PERRYS HOLLOW DR          SALT LAKE CITY      UT     84102 STRASSER       STEVEN
15 YR DEAL     80 Full Documentation   2460 UNDERHILL                   TOLEDO              OH     43606 JANOWICZ       MICHAEL
15 YR DEAL   65.4 Full Documentation   17460 VALENTINE CT               BRISTOL             IN     46507 STULTS         GERALD
15 YR DEAL     80 Full Documentation   5 STONEGATE                      PITTSFORD           NY     14534 SMITH          MICHAEL
15 YR DEAL     80 Full Documentation   2204 HEATHER HILL BLVD           ANDERSON            OH     45244 GUANCIALE      ANTHONY
15 YR DEAL    100 Full Documentation   1319 LITTLE BLUE HERON CT        NAPLES              FL     34108 ROMWEBER       JAMES
15 YR DEAL     70 Full Documentation   3170 LAKE RD                     AMBOY               OH     44030 GLOEKLER       NORMAN
15 YR DEAL     80 Full Documentation   234 PLAYERS CLUB CT              COMMERCIAL POINT    OH     43116 TOWNSEND       MICHAEL
15 YR DEAL   50.4 Full Documentation   4215 HOLLY LANE                  MERCER ISLAND       WA     98040 SOLAZZI        RICHARD
15 YR DEAL   77.4 Full Documentation   1226 FAWN RIDGE                  ANDERSON            IN     46011 WOSCHITZ       JOSEPH
15 YR DEAL     90 Full Documentation   730 S COLLIER BLVD #1201         MARCO ISLAND        FL     33145 THOTTAM        JOHNSON
15 YR DEAL   78.8 Full Documentation   2846 TURKEY FOOT RD              BELLBROOK           OH     45305 WARREN         ROSS
15 YR DEAL  113.6 Full Documentation   367 GOAT CREEK RD                MAZAMA              WA     98833 WOHNS          RICHARD
15 YR DEAL   59.5 Full Documentation   2273 RIBIER DRIVE                MERIDIAN            ID     83642 ROGHANI        FOAD
15 YR DEAL   35.7 Full Documentation   8705 SOUTHEAST PORTER CIRCLE     VANCOUVER           WA     98664 WALSH          WILLIAM
15 YR DEAL   65.5 Full Documentation   727 RIVER POINTE EST             MISHAWAKA           IN     46544 BRENAY         DAVID
15 YR DEAL     90 Full Documentation   5703 WILD PLUM DR                LOVELAND            CO     80537 FOLEY          KEVIN
15 YR DEAL     70 Alternate Doc        2244 DEERPOINTE                  TOLEDO              OH     43617 KOSTRZEWSKI    KRZYSZTOF
15 YR DEAL     70 Full Documentation   7621 EAGLE MILLS RD              WAITE HILLS         OH     44094 JONES          WALLACE
15 YR DEAL   53.3 Full Documentation   225 WEST TORCH LAKE DRIVE        KEWADIN             MI     49648 SIEBENTHALER   WILLIAM
15 YR DEAL     80 Full Documentation   107 EAST SIXTH STREET            LIGONIER            IN     46767 CHURCH OF GOD  APOSTOLIC
                                                                                                                         FAITH
15 YR DEAL   71.4 Full Documentation   2459 WEST 11TH STREET            CLEVELAND           OH     44113 MOSS           JOHN
15 YR DEAL     90 Full Documentation   953 TURTLE C                     IRVING              TX     75060 FALAKDIN       DARIUSH
15 YR DEAL   63.3 Alternate Doc        205 HALLS VILLAGE ROAD           CHESTER             NH      3036 LEIGHTON       DEAN
15 YR DEAL   50.6 Alternate Doc        2257 COUNTRY CLUB DRIVE          SALT LAKE CITY      UT     84109 ELLISON        THOAMS
15 YR DEAL     90 Alternate Doc        3419 CARPENTERS CREEK            CINCINNATI          OH     45241 SEIP           BRETT
15 YR DEAL     72 Streamlined          28 AUTUMN STREET                 GARDINER            ME      4345 HALEY          ROBERT
15 YR DEAL     80 Missing              22945 SW MIAMI PLACE             TUALATIN            OR     97062 FENNELL        GREG
15 YR DEAL   44.1 Alternate Doc        16195 SANDSTONE DRIVE            MORRISON            CO     80465 CALABRESE      JACK
15 YR DEAL     80 Alternate Doc        6785 MOREHOUSE FLATS ROAD        DEWITT              NY     13078 CHIONUMA       HENRY
15 YR DEAL   56.9 Full Documentation   818 E. EDGAR STREET              SEATTLE             WA     98102 WOOD           GILBERT
15 YR DEAL     79 Missing              8763 NORTH SADDLEBACK ROAD       PARK CITY           UT     84098 RANDOLPH       TODD
15 YR DEAL   50.5 Alternate Doc        23 PLUM BEACH POINT ROAD         SANDS POINT         NY     11050 LETTERI        JOSEPH
15 YR DEAL     90 Full Documentation   826 VAN WAGNER                   HYDE PARK           NY     12538 URNAITIS       HENRY
15 YR DEAL     80 Alternate Doc        1697 RILEY ROAD                  FRANKLIN            VT      5457 MULLEN         JAMES
15 YR DEAL     13 Full Documentation   133 WESTON ROAD                  LINCOLN             MA      1773 BERRY          GEORGE
15 YR DEAL     72 Full Documentation   7715 BIG BEND COURT              SYLVANIA            OH     43560 ANDERSEN       THOMAS
15 YR DEAL     90 Missing              4888 S. RIDGESIDE CIRCLE         ANN ARBOR           MI     48105 DOMEIER        ROBERT
15 YR DEAL   76.4 Alternate Doc        1165 BEAN ROAD                   CHARLOTTE           VT      5445 UNGER          PAUL
15 YR DEAL   72.9 Alternate Doc        198 WOODSONG WAY                 AUBURN TOWNSHIP     OH     44023 STANTON-HICKS  MICHAEL
15 YR DEAL     80 Full Documentation   6275 BROOKVIE                    WEST DES MOINES     IA     50266 SIECK          JON
15 YR DEAL     80 Full Documentation   1111 HARRISON BLVD.              BOISE               ID     83702 STEELE         PATRICK
15 YR DEAL   65.6 Missing              2616 ASPEN SPRINGS DR.           PARK CITY           UT     84060 BLAIR          WILLIAM
15 YR DEAL   73.5 Alternate Doc        1425 BRITTANY HILLS DRIVE        CENTERVILLE         OH     45459 KUMAR          DEEPAK
15 YR DEAL   73.3 Full Documentation   435 ALBERFELDA COURT             SPRINGFIELD         OH     45504 SINGH          DALJEET
15 YR DEAL     80 Alternate Doc        260 BAREFOOT BEACH BOULEVARD #   BONITA SPRINGS      FL     34134 ZEILINGER      ALAN
15 YR DEAL   86.9 Full Documentation   1080 WESTVIEW WAY                ANN ARBOR           MI     48103 SNODDY         ANTHONY
15 YR DEAL     80 Full Documentation   7051 QUEENSGATE ST NW            CANTON              OH     44718 GUTLOVE        DAVID
15 YR DEAL   89.5 Alternate Doc        173 PHILA STREET                 SARATOGA SPRINGS    NY     12866 PERRY          DAVID
15 YR DEAL   71.1 Full Documentation   3988 E EMIGRATION CANYON RD      SALT LAKE CITY      UT     84108 BIRD           JOHN
15 YR DEAL     90 Alternate Doc        8142 CLOUSE ROAD                 NEW ALBANY          OH     43054 KHAN           NADEEM
15 YR DEAL   76.8 Full Documentation   410 BLACK WILLOW LANE            CHARLOTTE           VT      5445 NUNNINK        PATRICIA
15 YR DEAL   73.8 Alternate Doc        337 FORESIDE ROAD                FALMOUTH            ME      4105 MCKERNAN       JOHN
15 YR DEAL   72.9 Full Documentation   ROUTE 43                         CORNVILLE           ME      4976 FOGG           BLAINE
15 YR DEAL     80 Full Documentation   241 SETTLES HILL RD.             GUILDERLAND         NY     12009 KEEHFUS        GARY
15 YR DEAL   51.9 Full Documentation   684 NORTH SUMMIT WAY             ALPINE              UT     84004 MCEWAN         LLOYD
15 YR DEAL   36.3 Alternate Doc        8 EAST RIDGE ROAD                COLONIE             NY     12211 MOORES         DARROCH
15 YR DEAL     80 Full Documentation   14850 STONEHAVEN DR.             PERRYSBURG          OH     43551 KRISHNAN       AJAYAGHOSH
15 YR DEAL   64.7 Full Documentation   336 OCEAN HOUSE ROAD             CAPE ELIZABETH      ME      4107 COGGESHALL     BRUCE
15 YR DEAL   49.4 Full Documentation   266 N. ALTA STREET               SALT LAKE CITY      UT     84103 LEAR           PHILIP
15 YR DEAL     80 Alternate Doc        8647 PLUM HOLLOW POINT           HOLLAND             OH     43528 BROLINSON      GUNNAR
15 YR DEAL   33.6 Alternate Doc        10125 SYLVIAN DR                 DUBLIN              OH     43017 KANDER         NATHAN
15 YR DEAL     80 Missing              106 VILLAGE BROOK ROAD           YARMOUTH            ME      4096 ERKKINEN       JOHN
15 YR DEAL   79.6 Full Documentation   2828 RIVA RD.                    TOLEDO              OH     43615 MARTINEZ       BERNARD
15 YR DEAL   51.7 Full Documentation   106 GOOSE HILL RD.               COLD SPRING HARBOR  NY     11724 HEINMANN       STEVEN
15 YR DEAL     80 Full Documentation   8442 GREEN BRAES NORTH DRIVE     INDIANAPOLIS        IN     46234 SKILES         DONALD
15 YR DEAL   73.2 Full Documentation   3827 OLENTANGY RIVER ROAD        COLUMBUS            OH     43214 WHEELER        WARREN
15 YR DEAL     51 Full Documentation   5025 SLATE RUN WOODS COURT       COLUMBUS            OH     43220 DOZA           LAWRENCE
15 YR DEAL   58.4 Full Documentation   8553 STONECHAT LOOP              DUBLIN              OH     43017 BRUCE JR.      ROBERT
15 YR DEAL   66.7 Full Documentation   2132 SILVERCREEK LANE            BOISE               ID     83706 CHOU           PHILLIP
15 YR DEAL     80 Full Documentation   1423 HARBOR DRIVE                CANTON              OH     44708 MORRIS         GERALD
15 YR DEAL   26.1 Alternate Doc        3731 EAST PROSPECT STREET        SEATTLE             WA     98112 LINDSAY        PHILIP
15 YR DEAL   67.2 Full Documentation   1051 NICHOLSON AVE               LAKEWOOD            OH     44107 GONDA          CHRISTOPHER
15 YR DEAL   74.4 Full Documentation   8133 SUNDI DRIVE                 ANCHORAGE           AK     99502 WOLF           ARON
15 YR DEAL   37.3 Alternate Doc        251 FISHERS ROAD                 PERINTON            NY     14534 JAFERIAN       JANICE
15 YR DEAL     56 Full Documentation   920 WEST HILL DRIVE              GATES MILLS         OH     44040 NEIHEISER      WILLIAM
15 YR DEAL   74.5 Full Documentation   878 FREELING DR                  SARASOTA            FL     34342 SHAW           PHOEBE
15 YR DEAL     56 Missing              10 WOODCREST DRIVE               AURORA              NY     14052 KAUSHAL        ASHOK
15 YR DEAL     80 Missing              15000 SHAKER BLVD                SHAKER HTS          OH     44120 SAFAVI         ROKNEDIN
15 YR DEAL  103.8 Full Documentation   ANN LANE                         MAMAKATING          NY     12790 HOMENICK       EDWARD
15 YR DEAL   84.6 Full Documentation   6689 KINGSCOTE PARK              INDEPENDENCE        OH     44131 SIDOR          TIM
15 YR DEAL   78.6 Full Documentation   7335 FIVE MILE RD                CINCINNATI          OH     45230 SIDDIQI        KHALID
15 YR DEAL     80 Full Documentation   75 FISHER BOULEVARD              SLINGERLANDS        NY     12159 CADE           WILLIAM
15 YR DEAL     80 Full Documentation   11066 SHIPPEY LANE               RAPID CITY          MI     49676 KRAKOW         MARC
15 YR DEAL     60 Alternate Doc        3160 SHORELAND AVE.              TOLEDO              OH     43611 SCOTT          TONY
15 YR DEAL   71.9 Full Documentation   6 WAYSIDE LANE                   LLOYD HARBOR        NY     11743 KAZENOFF       BOB
15 YR DEAL   58.2 Full Documentation   31005 EDGEWOOD RD.               PEPPER PIKE         OH     44124 CONVERSE       CHANDLER
15 YR DEAL   58.2 Alternate Doc        480 ABERFELDA DRIVE              SPRINGFIELD         OH     45504 GARG           TARSEM
15 YR DEAL   79.3 Alternate Doc        1170 GULF BOULEVARD UNIT 301     CLEARWATER          FL     33767 MACKALL        W.
15 YR DEAL     80 Missing              120 PROSPECT STREET              SEATTLE             WA     98109 WALLS          BURTON
15 YR DEAL   64.4 Missing              21860 244TH AVENUE SOUTH         MAPLE VALLEY        WA     98038 TOM            RUSSELL
15 YR DEAL   33.7 Full Documentation   7765 WESTWOOD LANE               MERCER ISLAND       WA     98040 PUGSLEY        GEORGE
15 YR DEAL   62.3 Full Documentation   9310 AMBERWOOD DRIVE             KIRTLAND            OH     44094 NOVAK          PERO
15 YR DEAL   63.3 Full Documentation   13640 MAIN STREET                BELLEVUE            WA     98005 LEAVITT        DONALD
15 YR DEAL     80 Full Documentation   4092 E. LAKE ROAD                GORHAM              NY     14424 CONSTANTINO    CHARLES
15 YR DEAL     80 Missing              29252 INVERNESS DR               BAY VILLAGE         OH     44140 HANSEN         WILLIAM
15 YR DEAL   57.9 Full Documentation   12815 LANCE RD                   THREE RIVERS        MI     49091 HIGHFIELD      JAMES
15 YR DEAL     80 Alternate Doc        100 MAC FARLANE DRIVE UNIT 3D    DELRAY BEACH        FL     33483 ZUMKEHR        CHARLES
15 YR DEAL     79 Full Documentation   2565 SOM CENTER RD               HUNTING VALLEY      OH     44022 HEINEN         JOHN
15 YR DEAL   62.3 Missing              6500 SOUTH-850 EAST              ZIONSVILLE          IN     46077 SHANNON        GEORGE
15 YR DEAL     80 Alternate Doc        8346 E 550 SOUTH                 ZIONSVILLE          IN     46077 SMITS          RIK
15 YR DEAL   95.8 Full Documentation   5118 S PINE STREET               TACOMA              WA     98409 TRUONG         LONG
15 YR DEAL   41.7 Alternate Doc        3249 E MCKELL COURT              SALT LAKE CITY      UT     84121 YOUNG          MICHAEL
15 YR DEAL     80 Full Documentation   17815 HARBOUR TOWN CT            GRANGER             IN     46530 CHAUHAN        VINOD
15 YR DEAL     75 Full Documentation   2712 WESTCHESTER                 TOLEDO              OH     43615 MOUSSET        XAVIER
15 YR DEAL     77 Full Documentation   PO BOX 1168                      LOWER VILLAGE       VT      5672 MCKECHNIE      LUCINDA
15 YR DEAL     80 Full Documentation   16920 EDGEWATER DR               LAKEWOOD            OH     44107 MARKAKIS       DOROTHEA
15 YR DEAL     68 Full Documentation   4832 WINDING CREEK TRAIL         DAYTON              OH     45429 BAMBERGER      H.BRENT
15 YR DEAL   61.3 Full Documentation   1436 HARVARD AVE                 SALT LAKE CITY      UT     84105 DURHAM         PAUL
15 YR DEAL   79.1 Full Documentation   880 E HUBBARD RD                 KUNA                ID     83634 DEAN           MAX
15 YR DEAL   68.2 Full Documentation   4507 HILLCREST DR                BOISE               ID     83705 TOMLINSON      JAMES
15 YR DEAL   77.1 Full Documentation   33834 LAKE RD                    AVON LAKE           OH     44012 SMITH          GEOFFREY
15 YR DEAL   77.7 Full Documentation   1027 BRAIDWOOD CT                FORT COLLINS        CO     80524 RUTHERFORD     MARK
15 YR DEAL     80 Full Documentation   90 CARNOUSTIE LANE               SPRINGBORO          OH     45066 VANDERHORST    TERRANCE
15 YR DEAL   73.9 Full Documentation   1228 PALMERS DR                  SILVERTHORNE        CO     80498 JOHNSON        DONALD
15 YR DEAL     75 Full Documentation   968 LAKE SHORE RD                LAKE OSWEGO         OR     97034 MCCUDDY        MICHAEL
15 YR DEAL   77.8 Full Documentation   1500 SHOREWOODS DR               CENTERVILLE         OH     45459 GOODALL        THOMAS
15 YR DEAL     86 Full Documentation   318 GRANGE HALL RD               BEAVER CREEK        OH     45430 GREER          STEPHEN
15 YR DEAL   74.9 Full Documentation   1108 LIONS PARK DR               SAINT JOE           MI     49085 DECIO          TERRENCE
15 YR DEAL   89.9 Full Documentation   46 SUNNYFIELD LN                 CUMBERLAND          ME      4021 MACLEOD        CATHEL
15 YR DEAL   59.2 Full Documentation   4700 E GINGER CREEK DR           MERIDIAN            ID     83642 CLADIS         NANCY
15 YR DEAL     85 Full Documentation   3727 14TH STR                    ALEXANDRIA          LA     71302 DAVIS          HUEY
15 YR DEAL   76.1 Full Documentation   4584 COLD STREAM COURT           WESTERVILLE         OH     43082 DAHN           RICHARD
15 YR DEAL     67 Full Documentation   2421 CRESTMONT CIRCLE S          SALEM               OR     97302 AYERS          JOHN
15 YR DEAL     77 Full Documentation   126-01 1                         JAMAICA             NY     11419 GALICIA        EMMANUEL
15 YR DEAL     62 Full Documentation   1626 E INTERLAKEN PLACE          SEATTLE             WA     98112 MATSON         DOUGLAS
15 YR DEAL     70 Full Documentation   20016 S WHITE LN                 OREGON CITY         OR     97045 VANDERMOLEN    WILLIAM
15 YR DEAL     80 Alternate Doc        6361 W 90 S                      KOKOMO              IN     46901 HAENDIGES      MICHELLE
15 YR DEAL   54.6 Full Documentation   9522 LAKESTONE COURT T/O         CLARENCE            NY     14031 BOLLIER        ROGER
15 YR DEAL     65 Alternate Doc        10 SALTSPRAY LANE                CAPE ELIZABETH      ME      4107 TURKANIS       MICHAEL
15 YR DEAL     80 Alternate Doc        4 FOX LANE                       SUN VALLEY          ID     83353 STOVER         WILBUR
15 YR DEAL   77.8 Alternate Doc        833 CONGRESS AVENUE              CINCINNATI          OH     45246 HOUPT          DONALD
15 YR DEAL     75 Full Documentation   333 GREAT RIVER ROAD             GREAT RIVER         NY     11739 REGULA         KENNETH
15 YR DEAL     80 Full Documentation   7055 HICKORY LANE                GATES MILLS         OH     44040 WISEMAN        MARTIN
15 YR DEAL   85.7 Full Documentation   17960 GULF BLVD                  REDINGTON SHORES    FL     33708 MORRISON       RICHARD
15 YR DEAL     80 Alternate Doc        33 MALLARD POINT ROAD            ESSEX               CT      6426 TREMAINE       BURTON
15 YR DEAL   85.6 Full Documentation   21 LITTLE JOHN ROAD              CAPE ELIZABETH      ME      4107 TOOF           JONATHAN
15 YR DEAL     80 Alternate Doc        622 CARPENTER ROAD               BELLBROOK           OH     45305 BUERSCHEN      JOHN
15 YR DEAL   73.2 Full Documentation   15226 NE 167TH PLACE             WOODINVILLE         WA     98072 COLEMAN        MICHAEL
15 YR DEAL     80 Full Documentation   1828 RIVER HEIGHTS               VILLA HILLS         KY     41017 YUNGKAU        DAVID
15 YR DEAL     80 Alternate Doc        12897 GIRDLED ROAD               CONCORD             OH     44077 LAZUKA         WALTER
15 YR DEAL     80 Alternate Doc        1510 BRAMOOR DRIVE               KOKOMO              IN     46902 KINSEY         ROBERT
15 YR DEAL   84.9 Alternate Doc        6640 ESTERO BOULEVARD UNIT 202   FORT MYERS BEACH    FL     33931 GOUSSOUS       HAIDER
15 YR DEAL   65.8 Full Documentation   198 OLD FIELD ROAD               OLD FIELD           NY     11733 RIFKIN         MATTHEW
15 YR DEAL   98.1 Full Documentation   5104 WATERFORD WOOD WAY          DEWITT              NY     13066 JUDGE          ARWINDER
15 YR DEAL   78.3 Alternate Doc        1846 DELANEY DRIVE               INDIANAPOLIS        IN     46217 COTTEY         JACK
15 YR DEAL   79.1 Alternate Doc        32335 JACKSON ROAD               MORELAND HILLS      OH     44022 KRAHE          DAVID
15 YR DEAL     80 Full Documentation   1353 E NORTH SHORE DR            SYRACUSE            IN     46567 PRICE          JERRY
15 YR DEAL   72.7 Full Documentation   12080 LANDOVER LAND              FISHERS             IN     46038 COPELAND       JOSEPH
15 YR DEAL     79 Full Documentation   885 GREENHOUSE DRIVE             KETTERING           OH     45419 LAMME          KATHRYN
15 YR DEAL    100 Full Documentation   8079 CHESTERSHIRE DRIVE          CINCINNATI          OH     45241 PETERS         JOHN
15 YR DEAL   81.1 Alternate Doc        40340 STAYTON-SCIO RD            SCIO                OR     97374 FOSTER JR      LAWRENCE
15 YR DEAL   56.9 Alternate Doc        7640 HARTMAN ROAD                WADSWORTH           OH     44281 COOK           ALBERT
15 YR DEAL    100 Alternate Doc        5 BALTIS ROAD                    VOORHEESVILLE       NY     12186 KLARSFELD      THEODORE
15 YR DEAL   62.3 Alternate Doc        3885 NORTH SADDLEMAN PLACE       EAGLE               ID     83669 THOMPSON       MARIETTA
15 YR DEAL     80 Alternate Doc        2005 CLAREMONT DRIVE             BOISE               ID     83702 FRIZZELL       ROY TYLER
15 YR DEAL   59.7 Alternate Doc        316 SOUTH STREET                 SOUTH HERO          VT      5486 MOGAN          JAMES
15 YR DEAL     80 Full Documentation   20 D AND J LANE                  GARDEN VALLEY       ID     83622 TANABE         IKE
15 YR DEAL   33.3 Full Documentation   37332 204TH AVENUE SE            AUBURN              WA     98092 MATSON         THOMAS
15 YR DEAL   79.9 Full Documentation   6904 N SPURWING WAY              MERIDIAN            ID     83642 RUDEEN         RANDALL
15 YR DEAL   45.7 Alternate Doc        NORTH WOOD ROAD ISLESFORD        CRANBERRY ISLES     ME      4646 KEOHANE        ROBERT
15 YR DEAL   72.7 Missing              13171 E SADDLEROCK ROAD          TUCSON              AZ     85749 HORTON         FRANK
15 YR DEAL   89.1 Full Documentation   3702 DEVONSHIRE LANE             BLOOMINGTON         IN     47408 JACOBS         JOHN
15 YR DEAL     74 Alternate Doc        1764 S HEMLOCK STREET            CANNON BEACH        OR     97110 STAPLETON      JOSEPH
15 YR DEAL     80 Full Documentation   TOWN FARM ROAD                   CHESTER             NH      3036 LAMY           FRANCIS
15 YR DEAL   72.5 Alternate Doc        11006 EDGEWATER DR               CLEVELAND           OH     44102 TREBILCOCK     MICHAEL
15 YR DEAL    100 Alternate Doc        3355 COUNTY ROUTE 176            SCRIBA              NY     13126 BECKWITH       JOSEPH
15 YR DEAL     80 Alternate Doc        8660 GREIG STREET                V/O SODUS POINT     NY     14555 WILLIAMSON     DAVID
15 YR DEAL   99.4 Alternate Doc        1689 EXETER ROAD                 EXETER              ME      4427 GRENIER        JASON
15 YR DEAL     90 Full Documentation   75 MEADOW ROAD                   BUFFALO             NY     14216 FOLEY          STEPHEN
15 YR DEAL     64 Alternate Doc        5391 RESERVE DRIVE               DUBLIN              OH     43017 CHAPEKIS       ANTHONY
15 YR DEAL   49.6 Alternate Doc        1922 NW BLUE RIDGE DRIVE         SEATTLE             WA     98117 FALL           GORDON
15 YR DEAL     80 Alternate Doc        2 BRATENAHL PLACE #10E #10F      BRATENAHL           OH     44108 DESANTIS       THOMAS
15 YR DEAL   58.3 Full Documentation   22002 SW OAK HILL LANE           TUALATIN            OR     97062 KITZMILLER     JOHN
15 YR DEAL   74.5 Alternate Doc        2705 ASHLEY ROAD                 SHAKER HEIGHTS      OH     44122 MERRICK        FRED
15 YR DEAL   60.7 Alternate Doc        5331 KONEN AVE NW                CANTON              OH     44718 MUNDAY         G DAVID
15 YR DEAL     80 Full Documentation   6683 BUNNELL HILL RD             LEBANON             OH     45036 CARTER         CHRIS
15 YR DEAL     80 Alternate Doc        27301 FOSTER LANE                BONITA SPRINGS      FL     34135 SHEPARD        L  DEANE
15 YR DEAL     59 Alternate Doc        4805 DRAKE RD                    CINCINNATI          OH     45243 DAOUD          FUHEID
15 YR DEAL   79.7 Alternate Doc        4401 GULFSHORE BLVD. NORTH       NAPLES              FL     34103 DAOUD          FUHEID
15 YR DEAL   85.5 Alternate Doc        5711 VINTAGE OAKS CIRCLE         DELRAY BEACH        FL     33484 ROMANO         JOSEPH
15 YR DEAL   75.7 Alternate Doc        20784 DIAMOND SHORES LANE        CASSOPOLIS          MI     49031 STIVER         KURT
15 YR DEAL     80 Alternate Doc        4520 W GRANDVIEW DRIVE           TACOMA              WA     98466 KARIM          ABDUL AZIZ
15 YR DEAL     68 Full Documentation   120 LANSING ISLAND DRIVE         INDIAN HARBOR BEACH FL     32937 SARACINO       ANTHONY
15 YR DEAL   30.8 Alternate Doc        531 LAGUNA POINT                 HOLLAND             OH     43528 BRADY          THOMAS
15 YR DEAL   75.4 Alternate Doc        3616 W LAURELHURST DRIVE NE      SEATTLE             WA     98105 MARTEN         BRADLEY
15 YR DEAL     72 Alternate Doc        158 SNOWBRIDGE ROAD              LUDLOW              VT      5149 KEMPERLE       RONALD
15 YR DEAL   47.6 Alternate Doc        7955 GRAY EAGLE CHASE            GATES MILLS         OH     44040 SALTZMAN       MARK
15 YR DEAL   79.6 Alternate Doc        3553 RIDGEWOOD ROAD              TOLEDO              OH     43606 MARTIN         WILLIAM
15 YR DEAL   44.9 Alternate Doc        18185 NORMANDY TERRACE SW        SEATTLE             WA     98166 STEELE         WILLIAM
15 YR DEAL     80 Alternate Doc        5750 MIDNIGHT PASS RD UNITE707   SARASOTA            FL     34242 HOLEHOUSE      BRIEN
15 YR DEAL     80 Alternate Doc        20 WINDWARD PASSAGE              NORTH YARMOUTH      ME      4097 RAESSLER       KENNETH
15 YR DEAL     60 Alternate Doc        14178 LEXINGTON CIRCLE           WESTMINSTER         CO     80020 PENNINGTON     RANDY
15 YR DEAL     90 Alternate Doc        1605 FRONT STREET                T/O KEESEVILLE      NY     12944 PERKY          DAVID
15 YR DEAL   95.3 Alternate Doc        47 GARLAND AVENUE                ROCHESTER           NY     14611 TAGGART        DAVID
15 YR DEAL     80 Alternate Doc        1513 WEATHERSWOOD DRIVE NW       GIG HARBOR          WA     98335 SHIELDS        WILLIAM
15 YR DEAL   73.7 Alternate Doc        3026 SE BERKELEY PLACE           PORTLAND            OR     97202 JACOBSEN       GEORGE
15 YR DEAL    100 Streamlined          552 CLAY AVENUE                  ROCHESTER           NY     14613 BANKS          PERRY
15 YR DEAL   97.9 Full Documentation   3457 VINE STREET                 CINCINNATI          OH     45220 WOODS          M  RACHEL
15 YR DEAL     80 Alternate Doc        7720 HEATHERWOOD LANE            DUBLIN              OH     43017 ZADVINSKIS     DAVID
15 YR DEAL    100 Alternate Doc        7612 NORTH STREET SW             LAKEWOOD            WA     98498 GRIOT          RICHARD
15 YR DEAL   75.9 Alternate Doc        1621 ORLANDO ROAD                PASADENA            CA     91106 ALLEN          RICHARD
15 YR DEAL   92.2 Alternate Doc        2075 BAILEY AVENUE               BUFFALO             NY     14211 SMITH          KATIE
15 YR DEAL   66.3 Alternate Doc        112 N MAIN ST                    MT. VERNON          OH     43050 PORTER         ROBERT
15 YR DEAL     80 Alternate Doc        3911-1 LANDER RD                 ORANGE              OH     44022 JONES          WILLIAM
15 YR DEAL   79.2 Alternate Doc        38R TRUNDY ROAD                  CAPE ELIZABETH      ME      4107 METTE          STEPHEN
15 YR DEAL   52.4 Alternate Doc        7676 ST ANDREWS ROAD             RANCHO SANTA FE     CA     92067 HAUSMAN        MARVIN
15 YR DEAL     90 Alternate Doc        8170 MOUNT AIR PLACE UNIT 8170   COLUMBUS            OH     43235 RUTHERFORD     KEITH
15 YR DEAL   58.6 Alternate Doc        54371 SOUTHERN HILLS             LAQUINTA            CA     92253 KLINE          SUZANNE
15 YR DEAL     80 Alternate Doc        27222 DRIFTWOOD DR               BONITA SPRINGS      FL     34135 SIGAN          JOHN
15 YR DEAL   61.9 Alternate Doc        1336 W SANDY COURT               MERIDIAN            ID     83642 AFSHAR         SHAH
15 YR DEAL   77.3 Missing              9341 W RIVERSIDE DRIVE           BOISE               ID     83703 ERHART         MILTON
15 YR DEAL   93.2 Alternate Doc        70 OTSEGO ST                     CANAJOHARIE         NY     13317 CORNING        MICHAEL
15 YR DEAL     80 Missing              17263 BLUE MOON DR               NOBLESVILLE         IN     46060 ROUDEBUSH      DONALD
15 YR DEAL   70.6 Full Documentation   7195 ARLINGTON NW                MASSILLON           OH     44646 NANAMAKER      JOE
15 YR DEAL     75 Full Documentation   160 CRESTA ROAD                  EDWARDS             CO     81632 LEAFFER        STEVEN
15 YR DEAL   56.5 Alternate Doc        35 ATLANTIC PLACE                SCARBOROUGH         ME      4074 TURNER         WILLIAM
15 YR DEAL     80 Alternate Doc        80-740 HERMITAGE                 LA QUINTA           CA     92253 SEELEY         PHILLIP
15 YR DEAL     80 Alternate Doc        249 MONROE ST                    DENVER              CO     80206 TROCCOLI       ROBERT
15 YR DEAL   58.1 Missing              9140 SHADOWBROOK DR              SYLVANIA            OH     43560 KENNY          KEVIN
15 YR DEAL     80 Alternate Doc        10817 TURNE GROVE                FISHER              IN     46038 HYDER          WASEAM
15 YR DEAL   27.9 Alternate Doc        2827 CASCADIA AVENUE SOUTH       SEATTLE             WA     98144 LYON           LYMAN
15 YR DEAL   46.1 Alternate Doc        11400 PEKIN RD                   NEWBURY             OH     44065 NOVAK          LOUIS
15 YR DEAL   36.7 Full Documentation   2412 40TH AVE E                  SEATTLE             WA     98112 GREENE         MARTIN
15 YR DEAL     80 Alternate Doc        6037  E SUNNYSIDE DR             SCOTTSDALE          AZ     85254 KIME           GARY
15 YR DEAL     75 Alternate Doc        845 UNITED NATIONS PLAZA #32E    NEW YORK            NY     10022 BAILEY         ADA
15 YR DEAL   76.6 Full Documentation   5290 SEA CHASE DRIVE             AMELIA ISLAND       FL     32034 DOGGETT        WILLIAM
15 YR DEAL     80 Full Documentation   31377 NORTHEAST HURT ROAD        TROUTDALE           OR     97060 BELL           EDWARD
15 YR DEAL   74.3 Full Documentation   630 DELAWARE AVENUE              AKRON               OH     44303 KNABEL         WAYNE
15 YR DEAL   37.5 Full Documentation   14575 NORTHWEST GERMANTOWN RD    PORTLAND            OR     97231 SIMMONS        ROBERT
15 YR DEAL     80 Full Documentation   3109 DOUGLAS CIRCLE              LAKE OSWEGO         OR     97035 WAGNER         MARK
15 YR DEAL   88.4 Full Documentation   1870 FULTON AVENUE               CLEVELAND           OH     44102 WAFALOSKY      STEPHEN
15 YR DEAL   77.8 Full Documentation   14235 SW KOVEN COURT             TIGARD              OR     97224 GLOS           RODGER
15 YR DEAL     65 Full Documentation   831 CHIMES A                     DUARTE              CA     91010 GUTIERRE       J
15 YR DEAL     82 Full Documentation   71 INDIAN PIPE DRIVE             NORTH GREENBUSH     NY     12198 CLASSEN        JANET
15 YR DEAL     74 Full Documentation   117 HORSESHO                     LATROBE             PA     15650 GIACOBBI       LOUIS
15 YR DEAL     79 Full Documentation   2614 3RD ST                      NILES               MI     49120 JOHNSON        TIMOTHY
15 YR DEAL     80 Full Documentation   6780 PRICETOW                    BERLIN CENTER       OH     44401 POWELL         CONLEY



                                SCHEDULE II

                          GROUP II MORTGAGE LOANS

                               (See Attached)


     Group            Servicer         Account Number       Principal Balance   Rate   Maturity Date   Orig Date       PI
-------------------------------------------------------------------------------------------------------------------------------
30 YR DEAL           COUNTRYWIDE           1065256                 476,633.80       8      8/1/27        7/8/97        3,668.83
30 YR DEAL           COUNTRYWIDE           1242141                 907,885.76    7.25      4/1/28        3/2/98        6,480.68
30 YR DEAL           COUNTRYWIDE           1243367                  56,275.69     7.5      4/1/28        3/26/98         411.14
30 YR DEAL           COUNTRYWIDE           1243430                 331,159.65   7.875      4/1/28        3/27/98       2,566.75
30 YR DEAL           COUNTRYWIDE           1245757                 952,609.00   6.875      4/1/28        3/5/98        6,569.29
30 YR DEAL           COUNTRYWIDE           1248412                 492,688.05    7.75      4/1/28        3/12/98       3,678.78
30 YR DEAL           COUNTRYWIDE           1250224                 282,381.84     7.5      4/1/28        3/18/98       2,064.09
30 YR DEAL           COUNTRYWIDE           1250400                 459,966.91   7.625      4/1/28        3/10/98       3,397.41
30 YR DEAL           COUNTRYWIDE           1252613                 309,491.38       7      4/1/28        3/25/98       2,203.15
30 YR DEAL           COUNTRYWIDE           1253725                 492,334.16   7.125      5/1/28        4/9/98        3,476.39
30 YR DEAL           COUNTRYWIDE           1379817                 512,053.91   7.375      8/1/27        7/15/97       3,729.65
30 YR DEAL           COUNTRYWIDE           1646784                 516,845.49   7.875      9/1/27        8/13/97       9,462.16
30 YR DEAL           COUNTRYWIDE           1652577                 266,717.90    7.75      9/1/27        8/20/97       2,005.96
30 YR DEAL           COUNTRYWIDE           1655541                 287,857.32   7.625      5/1/28        4/8/98        2,123.39
30 YR DEAL           COUNTRYWIDE           1656252                 306,274.16     7.5      5/1/28        4/10/98       2,234.00
30 YR DEAL           COUNTRYWIDE           1657542                 374,963.08   7.125      4/1/28        3/20/98       2,694.88
30 YR DEAL           COUNTRYWIDE           1658325                 542,380.48   7.125      5/1/28        4/17/98       3,823.36
30 YR DEAL           COUNTRYWIDE           1659798                 315,916.98    7.25      5/1/28        4/16/98       2,285.30
30 YR DEAL           COUNTRYWIDE           1659949                  49,738.39       7      5/1/23        4/16/98         379.55
30 YR DEAL           COUNTRYWIDE           1661595                 635,565.23   7.125      5/1/28        3/30/98       4,480.23
30 YR DEAL           COUNTRYWIDE           1666477                 711,838.33    7.75      5/1/28        4/13/98       5,324.38
30 YR DEAL           COUNTRYWIDE           2124414                 304,446.03   7.875     10/1/27        9/2/97        2,313.70
30 YR DEAL           COUNTRYWIDE           2124901               1,043,008.53    7.25      9/1/27        8/29/97       7,503.94
30 YR DEAL           COUNTRYWIDE           2130380                  72,910.14       6     10/1/27        9/5/97          466.46
30 YR DEAL           COUNTRYWIDE           2130835                 685,056.23     7.5     10/1/27        9/10/97       5,034.35
30 YR DEAL           COUNTRYWIDE           2234820                 537,251.29   7.375      5/1/28        4/15/98       3,874.69
30 YR DEAL           COUNTRYWIDE           2236306                 630,043.14    7.75      5/1/28        4/16/98       4,699.67
30 YR DEAL           COUNTRYWIDE           2236912                 479,800.02     7.5      6/1/28        5/14/98       3,496.08
30 YR DEAL           COUNTRYWIDE           2238545                 862,152.13       7      6/1/28        5/15/98       6,001.03
30 YR DEAL           COUNTRYWIDE           2387400                  51,380.30     8.5      5/1/26        4/30/96         422.91
30 YR DEAL           COUNTRYWIDE           2402479                 509,510.43     7.5     10/1/27        9/22/97       3,744.30
30 YR DEAL           COUNTRYWIDE           2432236                  16,883.28     8.5      5/1/26        4/22/96         137.64
30 YR DEAL           WELLS FARGO           2511955                  68,826.10     7.5      2/1/31        2/1/01          487.76
30 YR DEAL           COUNTRYWIDE           2570878                 350,758.32   7.875      5/1/26        7/26/95       2,714.47
30 YR DEAL           WELLS FARGO           2579065                  83,480.34    6.75     11/1/31        11/1/01         544.30
30 YR DEAL           COUNTRYWIDE           2587389                 378,566.97     6.5     11/1/27       10/10/97       2,536.18
30 YR DEAL           COUNTRYWIDE           2592794                  34,137.84       8     11/1/27       10/24/97         261.96
30 YR DEAL           COUNTRYWIDE           2594082                 835,245.97    7.75     11/1/27        9/29/97       6,268.61
30 YR DEAL           COUNTRYWIDE           2594373                 488,403.97   7.125     11/1/27       10/17/97       3,469.66
30 YR DEAL           COUNTRYWIDE           2595548                 631,759.70   7.375     11/1/27       10/31/97       4,586.09
30 YR DEAL           WELLS FARGO           2605671                 106,471.88       7      3/1/31        3/1/01          716.92
30 YR DEAL           COUNTRYWIDE           2741553                 269,698.86       8     11/1/27       10/15/97       2,304.03
30 YR DEAL           COUNTRYWIDE           2744368                 485,774.05   7.375     12/1/27       11/19/97       3,522.45
30 YR DEAL           COUNTRYWIDE           2753125                  54,748.46   7.125      6/1/26        5/20/96         397.57
30 YR DEAL           COUNTRYWIDE           4003886                 724,697.49     7.5      1/1/29       12/18/98       5,243.41
30 YR DEAL           COUNTRYWIDE           4017612                 449,929.17    7.75      6/1/28        5/28/98       3,352.81
30 YR DEAL           COUNTRYWIDE           4019180                 291,184.07   7.125      7/1/28        6/9/98        2,048.11
30 YR DEAL           COUNTRYWIDE           4027815                 288,176.47     7.5      7/1/28        6/9/98        2,097.65
30 YR DEAL           COUNTRYWIDE           4028402                 306,353.59    6.75      2/1/29       12/28/98       2,075.52
30 YR DEAL           COUNTRYWIDE           4029321                  45,117.80       7      6/1/26        5/24/96         323.55
30 YR DEAL           COUNTRYWIDE           4062412               1,012,434.14   6.625     11/1/28       10/26/98       7,043.43
30 YR DEAL           COUNTRYWIDE           4062513                 309,206.14   6.625     12/1/28       10/28/98       2,065.01
30 YR DEAL           COUNTRYWIDE           4071590                  40,059.16   8.625      7/1/26        6/4/96          350.01
30 YR DEAL           COUNTRYWIDE           4075164                 434,026.45   6.875     11/1/28       10/26/98       2,969.32
30 YR DEAL           COUNTRYWIDE           4075202                 762,700.24    7.25      7/1/28        6/11/98       5,426.72
30 YR DEAL           COUNTRYWIDE           4082305                 480,554.07    6.75      7/1/28        6/15/98       3,567.29
30 YR DEAL           COUNTRYWIDE           4083021                 846,094.24   7.625      7/1/28        6/3/98        6,228.59
30 YR DEAL           COUNTRYWIDE           4095081                 683,122.69    7.75      7/1/28        6/18/98       5,086.53
30 YR DEAL           COUNTRYWIDE           4097990                  77,900.97     7.5     11/1/28       10/30/98         564.97
30 YR DEAL           COUNTRYWIDE           4116673                 695,582.39    7.25      7/1/28        6/24/98       4,962.84
30 YR DEAL           COUNTRYWIDE           4121020                 479,315.46       7      7/1/28        6/24/98       3,333.17
30 YR DEAL           COUNTRYWIDE           4128563                 268,160.83   7.625      7/1/28        6/24/98       2,123.39
30 YR DEAL           COUNTRYWIDE           4134925                 177,500.72    6.75     12/1/28       10/29/98       2,853.84
30 YR DEAL           COUNTRYWIDE           4136309                 384,588.16   7.625      7/1/28        6/9/98        2,831.18
30 YR DEAL           COUNTRYWIDE           4137301                 669,885.51    7.25      7/1/28        6/6/98        4,775.24
30 YR DEAL           COUNTRYWIDE           4149585                 475,360.16   6.625      7/1/28        6/29/98       3,201.56
30 YR DEAL           COUNTRYWIDE           4155815                 284,862.60    8.25      7/1/28        6/30/98       2,216.24
30 YR DEAL           COUNTRYWIDE           4157082                 515,132.91   7.625      7/1/28        6/8/98        3,793.78
30 YR DEAL           COUNTRYWIDE           4159997                 404,072.99   6.625     12/1/28        11/2/98       3,457.68
30 YR DEAL           COUNTRYWIDE           4165039                 263,120.10       7      7/1/28        6/24/98       1,916.08
30 YR DEAL           COUNTRYWIDE           4169703                 283,061.27   6.625     12/1/28        11/2/98       1,888.92
30 YR DEAL           COUNTRYWIDE           4172479                 883,741.81     7.5      7/1/28        6/10/98       6,432.78
30 YR DEAL           COUNTRYWIDE           4172863                 698,308.94   7.875      7/1/28        6/22/98       5,256.76
30 YR DEAL           COUNTRYWIDE           4174235                 306,697.50    7.75      7/1/28        6/30/98       2,378.49
30 YR DEAL           COUNTRYWIDE           4174341                 841,286.88   7.625      7/1/28        6/25/98       6,193.20
30 YR DEAL           COUNTRYWIDE           4182230                 336,797.16   7.625      8/1/28        7/1/98        2,477.28
30 YR DEAL           COUNTRYWIDE           4182597                 470,833.85   8.125      7/1/26        6/4/96        3,712.49
30 YR DEAL           COUNTRYWIDE           4187133                 424,215.07       7     12/1/28       11/11/98       2,933.32
30 YR DEAL           COUNTRYWIDE           4191025                  51,414.05       7      8/1/28        7/1/98          928.87
30 YR DEAL           COUNTRYWIDE           4197375                 704,131.14    6.75      8/1/28        7/1/98        4,776.93
30 YR DEAL           COUNTRYWIDE           4198451                 279,817.06     7.5      8/1/28        7/6/98        2,034.72
30 YR DEAL           COUNTRYWIDE           4206405                 718,469.11       7      8/1/28        7/10/98       4,989.77
30 YR DEAL           WELLS FARGO           4215982                 119,237.26       8      8/1/31        8/1/01          880.52
30 YR DEAL           COUNTRYWIDE           4220649                 288,061.80     7.5      7/1/28        6/23/98       2,097.65
30 YR DEAL           WELLS FARGO           4224233                 268,376.05   7.875     10/1/31        10/1/01       1,957.69
30 YR DEAL           COUNTRYWIDE           4239701                 270,408.66   8.125     12/1/28       11/11/98       2,071.57
30 YR DEAL           COUNTRYWIDE           4241891                 302,808.54   6.875     12/1/28        11/5/98       2,069.33
30 YR DEAL           COUNTRYWIDE           4244860                 455,345.23     6.5     12/1/28        11/4/98       3,002.33
30 YR DEAL           COUNTRYWIDE           4253236                 656,252.54     7.5     12/1/28       11/16/98       4,754.66
30 YR DEAL           COUNTRYWIDE           4253268                 274,544.44   6.875     12/1/28       11/19/98       2,082.47
30 YR DEAL           COUNTRYWIDE           4268256                 557,044.70    6.75     12/1/28       11/23/98       3,761.87
30 YR DEAL           COUNTRYWIDE           4270554                  58,848.12     7.5      8/1/28        7/21/98         427.92
30 YR DEAL           COUNTRYWIDE           4279214                  84,256.02     7.5      7/1/28        6/26/98         626.85
30 YR DEAL           COUNTRYWIDE           4284863                 335,285.51       7      8/1/28        7/17/98       2,328.56
30 YR DEAL           COUNTRYWIDE           4285068                 298,916.40   6.625     12/1/28        11/6/98       1,997.78
30 YR DEAL           COUNTRYWIDE           4288121                 392,326.06       7      7/1/28        2/6/98        2,727.75
30 YR DEAL           COUNTRYWIDE           4297546                  92,935.38     7.5      8/1/28        7/29/98         675.80
30 YR DEAL           COUNTRYWIDE           4302573                 285,960.20     6.5     12/1/28        11/6/98       1,896.21
30 YR DEAL           COUNTRYWIDE           4302908                 375,046.00     6.5     12/1/28       11/16/98       2,502.99
30 YR DEAL           COUNTRYWIDE           4310144                 695,247.17   7.375      8/1/28        7/15/98       6,128.39
30 YR DEAL           WELLS FARGO           4311296                 115,529.54   7.875     10/1/31        10/1/01         841.81
30 YR DEAL           COUNTRYWIDE           4319378                 302,719.69     7.5     12/1/28        11/3/98       2,220.71
30 YR DEAL           COUNTRYWIDE           4326779                 479,443.27   7.125      8/1/28        7/27/98       3,368.60
30 YR DEAL           COUNTRYWIDE           4334917                 395,540.94   7.125      8/1/28        7/27/98       2,779.09
30 YR DEAL           COUNTRYWIDE           4337788                 428,613.41   7.125      9/1/28        7/28/98       3,031.74
30 YR DEAL           COUNTRYWIDE           4365178                 536,991.51   6.875      9/1/28        8/6/98        3,941.58
30 YR DEAL           COUNTRYWIDE           4368037                  26,723.12   7.375     12/1/23       11/24/98         206.48
30 YR DEAL           COUNTRYWIDE           4371900                 974,815.76   7.375     12/1/28       11/10/98       7,017.26
30 YR DEAL           COUNTRYWIDE           4379271                 316,432.36   7.125      8/1/28        7/24/98       2,223.28
30 YR DEAL           COUNTRYWIDE           4379310                  82,815.52   6.875     12/1/28       11/25/98         565.95
30 YR DEAL           COUNTRYWIDE           4392609                 632,052.97   6.875     12/1/28       11/24/98       4,319.31
30 YR DEAL           COUNTRYWIDE           4392774                 326,667.21    7.75      1/1/29        12/4/98       2,417.90
30 YR DEAL           COUNTRYWIDE           4392980                 337,835.36    6.75     12/1/28       11/13/98       2,367.39
30 YR DEAL           COUNTRYWIDE           4401687                 267,299.49     7.5      9/1/28        8/5/98        1,941.72
30 YR DEAL           COUNTRYWIDE           4404187                 308,221.22       7      1/1/29        12/8/98       2,128.97
30 YR DEAL           COUNTRYWIDE           4411641                  65,256.47     7.5      9/1/28        8/13/98         474.07
30 YR DEAL           COUNTRYWIDE           4413404                 502,504.76    6.75      9/1/28        8/6/98        3,405.15
30 YR DEAL           COUNTRYWIDE           4419425                 455,038.21   7.125     12/1/28       11/24/98       3,186.69
30 YR DEAL           COUNTRYWIDE           4430777                 309,707.74    7.25      1/1/29        12/2/98       2,189.79
30 YR DEAL           COUNTRYWIDE           4438457                 104,066.93   5.875      1/1/29        12/2/98         644.78
30 YR DEAL           COUNTRYWIDE           4448827                 350,372.24   7.125      9/1/28        8/14/98       2,459.08
30 YR DEAL           COUNTRYWIDE           4449552                 708,091.25   7.625      9/1/28        8/13/98       5,202.29
30 YR DEAL           COUNTRYWIDE           4449631                 475,377.10   6.875      9/1/28        8/17/98       3,777.35
30 YR DEAL           COUNTRYWIDE           4461265                  49,666.99   7.375     12/1/28       11/27/98         355.70
30 YR DEAL           COUNTRYWIDE           4466386                 269,357.77     7.5     12/1/28        8/19/98       1,950.81
30 YR DEAL           COUNTRYWIDE           4466508                 277,973.46   7.125      1/1/29       12/10/98       1,942.67
30 YR DEAL           COUNTRYWIDE           4472854                 316,395.49   7.375      9/1/28        8/6/98        2,272.33
30 YR DEAL           COUNTRYWIDE           4473332                  52,098.73   7.625      8/1/28        7/21/98         384.84
30 YR DEAL           COUNTRYWIDE           4493100               1,120,840.86   7.875     12/1/28        1/5/98        8,397.76
30 YR DEAL           COUNTRYWIDE           4493366                 128,447.89       7     12/1/28       11/27/98         888.18
30 YR DEAL           COUNTRYWIDE           4493658                  38,576.81    7.25      1/1/29        12/2/98         273.90
30 YR DEAL           COUNTRYWIDE           4511587                 685,385.90   7.125      9/1/28        8/21/98       4,810.36
30 YR DEAL           COUNTRYWIDE           4533772                 448,387.68   6.875      9/1/28        8/14/98       3,074.43
30 YR DEAL           COUNTRYWIDE           4535128                  50,827.44       7      9/1/28        8/25/98         352.62
30 YR DEAL           COUNTRYWIDE           4539706                  62,617.77       7      1/1/29       12/18/98         433.45
30 YR DEAL           COUNTRYWIDE           4540137                 493,660.80   7.125      8/1/28        7/27/98       3,523.55
30 YR DEAL           COUNTRYWIDE           4551589                 351,959.01       7      9/1/28        8/31/98       2,441.67
30 YR DEAL           COUNTRYWIDE           4594213                  65,587.97       7      2/1/29        1/11/99         452.74
30 YR DEAL           COUNTRYWIDE           4620256                 587,093.54   7.375      1/1/29        12/7/98       4,199.31
30 YR DEAL           COUNTRYWIDE           4623702                 865,349.23    6.75      1/1/29       12/14/98       5,837.39
30 YR DEAL           COUNTRYWIDE           4624552                  78,839.67       7      1/1/29       12/30/98         573.16
30 YR DEAL           COUNTRYWIDE           4628748                 474,689.42    6.75      9/1/28        8/27/98       3,320.83
30 YR DEAL           COUNTRYWIDE           4641040                 288,705.83   6.875      1/1/29       12/28/98       1,970.79
30 YR DEAL           COUNTRYWIDE           4641606                  22,399.29   8.125      9/1/18        8/27/98         206.84
30 YR DEAL           COUNTRYWIDE           4643236                 317,967.61    6.75      1/1/29       12/14/98       2,144.92
30 YR DEAL           COUNTRYWIDE           4657569                 913,492.96     7.5      8/1/28        7/27/98       6,642.54
30 YR DEAL           COUNTRYWIDE           4667154                 263,008.90   6.875      2/1/29        1/11/99       1,793.42
30 YR DEAL           COUNTRYWIDE           4674548                 319,869.93   6.375      1/1/29        12/3/98       2,081.23
30 YR DEAL           COUNTRYWIDE           4676358                 294,948.95       8      2/1/29        4/15/98       2,230.65
30 YR DEAL           COUNTRYWIDE           4679614                 513,685.71   7.375     10/1/28        9/4/98        3,685.45
30 YR DEAL           COUNTRYWIDE           4691126                 384,028.16       7     10/1/28        9/8/98        2,661.21
30 YR DEAL           COUNTRYWIDE           4700139                 768,056.18       7     10/1/28        9/9/98        5,322.42
30 YR DEAL           COUNTRYWIDE           4703058                 959,981.36   6.375      2/1/29       12/29/98       6,238.70
30 YR DEAL           COUNTRYWIDE           4703209                  24,115.41    8.75      9/1/26        8/2/96          199.83
30 YR DEAL           COUNTRYWIDE           4704691                 807,991.02   6.625      3/1/29        1/29/99       5,373.49
30 YR DEAL           COUNTRYWIDE           4711646                 387,166.73       7      3/1/29        1/28/99       2,714.44
30 YR DEAL           COUNTRYWIDE           4711677                 498,459.48    7.25      3/1/29        1/28/99       3,517.18
30 YR DEAL           COUNTRYWIDE           4722440                  76,868.82     7.5     10/1/28        9/15/98         559.03
30 YR DEAL           COUNTRYWIDE           4722538                 100,417.37     6.5     10/1/28        9/18/98         663.68
30 YR DEAL           COUNTRYWIDE           4722849                  72,552.84     7.5     10/1/28        9/11/98         526.51
30 YR DEAL           COUNTRYWIDE           4727243                 393,952.67     6.5      2/1/29        1/15/99       2,591.48
30 YR DEAL           COUNTRYWIDE           4740233                  76,187.31    6.75      2/1/29        1/22/99         513.37
30 YR DEAL           WELLS FARGO           4742268                 162,852.79   6.875     10/1/31        10/1/01       1,076.27
30 YR DEAL           COUNTRYWIDE           4754294                 358,634.70     6.5     10/1/28        9/23/98       2,370.26
30 YR DEAL           COUNTRYWIDE           4754425                 319,498.78   6.875     10/1/28        9/18/98       2,188.23
30 YR DEAL           COUNTRYWIDE           4790686                 847,709.66    7.75      2/1/29        1/19/99       6,268.61
30 YR DEAL           COUNTRYWIDE           4798893                 548,295.17    6.75     11/1/28        10/1/98       3,706.97
30 YR DEAL           COUNTRYWIDE           4812200                 551,240.67     7.5      2/1/29        3/20/98       3,985.53
30 YR DEAL           COUNTRYWIDE           4812249                 503,015.95     7.5      2/1/29        5/29/98       3,635.92
30 YR DEAL           COUNTRYWIDE           4813042               1,667,352.22   7.375      2/1/29        7/17/98      11,914.15
30 YR DEAL           COUNTRYWIDE           4814716                 406,562.56       7      3/1/29        2/9/99        2,844.17
30 YR DEAL           COUNTRYWIDE           4828225                 292,265.55    6.75     10/1/28        9/23/98       1,978.23
30 YR DEAL           COUNTRYWIDE           4839392                 309,824.06       7      3/1/29        2/10/99       2,262.03
30 YR DEAL           COUNTRYWIDE           4839456                 379,395.23       6     11/1/28        10/7/98       2,398.21
30 YR DEAL           COUNTRYWIDE           4840468                 134,144.89       7     11/1/28        10/7/98         931.10
30 YR DEAL           COUNTRYWIDE           4860193                 298,973.11   7.375     11/1/28        10/5/98       2,175.63
30 YR DEAL           COUNTRYWIDE           4886064                 407,889.26    7.25     11/1/28        10/9/98       2,890.73
30 YR DEAL           COUNTRYWIDE           4894494                 434,815.67   7.125     11/1/28       10/14/98       3,045.21
30 YR DEAL           COUNTRYWIDE           4896022                 300,315.37     6.5     10/1/28        9/24/98       2,047.91
30 YR DEAL           COUNTRYWIDE           4905127                 411,357.75       7     11/1/28        10/8/98       2,847.50
30 YR DEAL           COUNTRYWIDE           4911009                 437,640.47   7.875      6/1/28        4/24/98       3,299.07
30 YR DEAL           COUNTRYWIDE           4917715                 389,712.97   7.875      6/1/28        5/15/98       2,936.54
30 YR DEAL           COUNTRYWIDE           4919896                 311,687.14   7.125      6/1/28        5/19/98       2,277.17
30 YR DEAL           COUNTRYWIDE           4920058                 330,102.59     7.5      6/1/28        5/4/98        2,405.30
30 YR DEAL           COUNTRYWIDE           4920114                 382,329.18       7      6/1/28        5/22/98       2,661.21
30 YR DEAL           COUNTRYWIDE           4945030                  34,558.34    7.25      6/1/28        4/29/98         246.27
30 YR DEAL           COUNTRYWIDE           4948837                 494,584.47   7.125      6/1/28        5/27/98       3,483.13
30 YR DEAL           COUNTRYWIDE           4959386                 357,728.01   6.625      7/1/28        6/2/98        2,401.14
30 YR DEAL           COUNTRYWIDE           4964967                 365,408.53   7.125     11/1/28        4/10/98       2,560.14
30 YR DEAL           COUNTRYWIDE           4965147                 421,934.80    6.75     11/1/28       10/16/98       2,853.84
30 YR DEAL           COUNTRYWIDE           4965481                 593,986.76   7.675     11/1/28       10/21/98       4,375.15
30 YR DEAL           COUNTRYWIDE           4965555                 279,167.03    6.75     11/1/28       10/14/98       1,887.43
30 YR DEAL           COUNTRYWIDE           4966494                 436,832.33    7.25     11/1/28       10/21/98       3,131.19
30 YR DEAL           COUNTRYWIDE           4975173                 341,825.02     6.5     11/1/28       10/19/98       2,256.49
30 YR DEAL           COUNTRYWIDE           4982341                 690,723.43    6.75     11/1/28       10/15/98       4,669.91
30 YR DEAL           COUNTRYWIDE           4985333                 922,931.65    7.75      6/1/28        5/26/98       6,877.56
30 YR DEAL           COUNTRYWIDE           4988055                 395,995.20     6.5      7/1/28        6/5/98        2,686.29
30 YR DEAL           COUNTRYWIDE           4999707                 323,296.80    6.75     11/1/28       10/22/98       2,185.78
30 YR DEAL           COUNTRYWIDE           5023640                 306,404.05   7.875      1/1/28        12/8/97       2,320.23
30 YR DEAL           COUNTRYWIDE           5023662                 859,107.92     7.5      1/1/28        12/8/97       6,292.94
30 YR DEAL           COUNTRYWIDE           5026437                 702,282.92    7.25      1/1/28       12/12/97       5,029.69
30 YR DEAL           COUNTRYWIDE           5027872                 716,220.56   7.875      1/1/28       12/18/97       5,423.52
30 YR DEAL           COUNTRYWIDE           5027959                  42,563.76    7.75      1/1/28       12/15/97         318.81
30 YR DEAL           COUNTRYWIDE           5028151                 529,254.97   7.875      1/1/28       11/28/97       4,009.64
30 YR DEAL           COUNTRYWIDE           5029256                 334,231.95    7.75      1/1/28       12/23/97       2,507.45
30 YR DEAL           COUNTRYWIDE           5030800                 363,331.88   8.375      1/1/28       12/22/97       2,873.08
30 YR DEAL           COUNTRYWIDE           5030982                 664,118.44   7.625      1/1/28       11/26/97       4,919.17
30 YR DEAL           COUNTRYWIDE           5362135                 471,161.47   7.875     10/1/26        9/16/96       3,625.35
30 YR DEAL           COUNTRYWIDE           5382860                 437,678.18       7      2/1/28        1/15/98       3,060.40
30 YR DEAL           COUNTRYWIDE           5386643                 334,104.38   7.375      2/1/28        1/14/98       2,417.37
30 YR DEAL           COUNTRYWIDE           5387130                 695,342.03     7.5      2/1/28        1/16/98       5,191.67
30 YR DEAL           COUNTRYWIDE           5388938                 326,706.88       8      3/1/28        2/12/98       2,496.27
30 YR DEAL           COUNTRYWIDE           5483698                  79,148.92   5.625     10/1/26        9/25/96         497.37
30 YR DEAL           COUNTRYWIDE           5653097                 626,523.26       8     10/1/26        9/1/95        4,872.20
30 YR DEAL           COUNTRYWIDE           5716609                 122,418.74       6     11/1/26       10/25/96         800.81
30 YR DEAL           COUNTRYWIDE           5716966                 283,737.74   8.125     11/1/26       10/30/96       2,227.50
30 YR DEAL           COUNTRYWIDE           5744265                 309,243.56   6.875      3/1/28        2/9/98        2,135.02
30 YR DEAL           COUNTRYWIDE           5746219                 424,846.95       7      3/1/28        2/19/98       2,967.25
30 YR DEAL           COUNTRYWIDE           5749649                 292,351.18   7.125      4/1/28        2/27/98       2,063.21
30 YR DEAL           COUNTRYWIDE           5749667                 554,287.93    7.25      4/1/28        2/27/98       3,956.63
30 YR DEAL           COUNTRYWIDE           5750782                 383,612.16    6.25      4/1/28        3/2/98        2,542.92
30 YR DEAL           COUNTRYWIDE           5750868                 391,189.55    6.25      4/1/28        3/2/98        2,542.92
30 YR DEAL           COUNTRYWIDE           5751001                 648,451.81   7.125      3/1/28        2/18/98       4,581.29
30 YR DEAL           COUNTRYWIDE           5752897               1,486,942.88   7.375      3/1/28        2/20/98      10,746.91
30 YR DEAL           COUNTRYWIDE           5753326                 410,510.16   7.125      4/1/28        3/5/98        2,896.99
30 YR DEAL           WELLS FARGO           5800730                 386,911.00    7.75      1/1/31        1/1/01        2,805.14
30 YR DEAL           WELLS FARGO           5828699                 222,109.33    7.25      1/1/31        1/1/01        1,535.23
30 YR DEAL           COUNTRYWIDE           5952040                 574,878.36   8.125      4/1/28        3/11/98       4,436.43
30 YR DEAL           COUNTRYWIDE           5952116                 343,543.35   7.375      3/1/28        2/20/98       2,590.04
30 YR DEAL           COUNTRYWIDE           5952198                 478,753.28     7.5      4/1/28        3/16/98       3,496.08
30 YR DEAL           COUNTRYWIDE           5952575                 284,109.53     7.5      3/1/28        2/25/98       2,076.67
30 YR DEAL           COUNTRYWIDE           5953960                 331,114.15    7.25      4/1/28        3/13/98       2,387.63
30 YR DEAL           COUNTRYWIDE           5954602                 764,535.08    7.25      4/1/28        2/24/98       5,457.42
30 YR DEAL           COUNTRYWIDE           5954740                 332,107.75   7.625      4/1/28        3/16/98       2,463.13
30 YR DEAL           COUNTRYWIDE           5954950                 287,730.75    7.75      4/1/28        3/5/98        2,149.24
30 YR DEAL           WELLS FARGO           5956245                 321,293.38       8      5/1/31        5/1/01        2,377.40
30 YR DEAL           WELLS FARGO           5990689                  65,914.94    7.95      5/1/31        5/1/01          485.64
30 YR DEAL           WELLS FARGO           6011961                 432,416.26   7.625      6/1/31        6/1/01        3,085.99
30 YR DEAL           WELLS FARGO           6015775                 324,235.97    6.75      8/1/31        8/1/01        2,121.89
30 YR DEAL           COUNTRYWIDE           6198684                  52,172.37       7      6/1/29        5/4/99          358.60
30 YR DEAL           COUNTRYWIDE           6198708                  57,678.64    7.25      4/1/29        3/22/99         406.58
30 YR DEAL           COUNTRYWIDE           6199147                 648,805.45   6.875      4/1/29        3/15/99       4,414.57
30 YR DEAL           COUNTRYWIDE           6199422                  66,180.07   7.375      6/1/29        5/17/99         471.05
30 YR DEAL           COUNTRYWIDE           6199789                 628,405.76     6.5      4/1/29        3/5/99        4,124.25
30 YR DEAL           COUNTRYWIDE           6200569                 965,081.26   6.875      4/1/29        3/20/99       6,569.29
30 YR DEAL           COUNTRYWIDE           6200703                 115,368.09     6.5      4/1/29        3/10/99         758.49
30 YR DEAL           COUNTRYWIDE           6200940                  64,935.88   7.625      4/1/29        3/26/99         473.87
30 YR DEAL           COUNTRYWIDE           6201580                 807,570.73   6.875      6/1/29        5/5/99        5,485.36
30 YR DEAL           COUNTRYWIDE           6201786                 289,954.87   6.875      5/1/29        4/7/99        1,970.79
30 YR DEAL           COUNTRYWIDE           6202035                 648,107.99   6.875      3/1/29        2/17/99       4,414.57
30 YR DEAL           COUNTRYWIDE           6202074                 320,941.13       8      7/1/29        6/21/99       2,421.43
30 YR DEAL           COUNTRYWIDE           6202089                 107,134.92     6.5      4/1/29        3/1/99          712.66
30 YR DEAL           COUNTRYWIDE           6202381                 600,013.65    7.25      4/1/29        3/12/99       4,229.50
30 YR DEAL           COUNTRYWIDE           6202926                 483,873.74   6.625      4/1/29        3/26/99       3,214.37
30 YR DEAL           COUNTRYWIDE           6202936                 302,103.06     7.5      3/1/29        2/25/99       2,181.55
30 YR DEAL           COUNTRYWIDE           6202984                  36,559.32   7.375      5/1/29        4/9/99          274.89
30 YR DEAL           COUNTRYWIDE           6203290                 704,045.85   6.875      3/1/29        2/19/99       4,795.59
30 YR DEAL           COUNTRYWIDE           6203409                 386,482.97       7      5/1/19        4/23/99       3,256.26
30 YR DEAL           COUNTRYWIDE           6204049                 627,531.09   6.875      4/1/29        3/18/99       4,273.33
30 YR DEAL           COUNTRYWIDE           6204105                 849,626.37   6.875      4/1/29        3/5/99        5,780.98
30 YR DEAL           COUNTRYWIDE           6204358                 367,562.44       7      5/1/29        4/12/99       2,528.15
30 YR DEAL           COUNTRYWIDE           6204411                 546,426.38    7.25      4/1/29        3/4/99        4,741.13
30 YR DEAL           COUNTRYWIDE           6204552                 657,231.26   6.875      5/1/29        4/19/99       4,467.12
30 YR DEAL           COUNTRYWIDE           6204955                 420,607.38    6.75      4/1/29        3/4/99        2,827.89
30 YR DEAL           COUNTRYWIDE           6205026               1,024,507.58   6.875      5/1/29        3/29/99       6,963.45
30 YR DEAL           COUNTRYWIDE           6205474                 964,446.87   6.875      3/1/29        2/26/99       6,569.29
30 YR DEAL           COUNTRYWIDE           6205780                 630,763.03       7      2/1/30        9/25/98       4,299.22
30 YR DEAL           COUNTRYWIDE           6205809                 731,149.29       7      1/1/30        2/1/99        4,989.77
30 YR DEAL           COUNTRYWIDE           6205858                 657,160.85     7.5     11/1/29        11/1/99       4,709.91
30 YR DEAL           COUNTRYWIDE           6205873                 540,483.77     7.5     12/1/29        6/5/98        3,870.16
30 YR DEAL           COUNTRYWIDE           6205906                 304,994.54    6.75     10/1/19       10/30/98       2,533.54
30 YR DEAL           COUNTRYWIDE           6205926                 488,529.31       7      3/1/30        3/1/00        3,326.52
30 YR DEAL           COUNTRYWIDE           6205932                 286,163.22   7.625      9/1/29        9/1/99        2,079.50
30 YR DEAL           COUNTRYWIDE           6205941                 387,016.95   6.875      6/1/29        8/6/98        2,627.72
30 YR DEAL           COUNTRYWIDE           6206058                 746,329.93     7.5     11/1/29       10/29/99       5,349.00
30 YR DEAL           COUNTRYWIDE           6206094                 295,251.04    7.25     11/1/29        11/3/98       2,067.00
30 YR DEAL           COUNTRYWIDE           6206103               1,149,082.95    6.75      5/1/30        5/8/98        7,621.03
30 YR DEAL           COUNTRYWIDE           6206134                 393,678.36       7      5/1/29        5/8/98        2,707.79
30 YR DEAL           COUNTRYWIDE           6206146                 793,992.28   7.125      6/1/29        6/1/99        5,520.45
30 YR DEAL           COUNTRYWIDE           6206149                 397,735.42     7.5      6/1/29        7/27/99       2,964.67
30 YR DEAL           COUNTRYWIDE           6206157                 699,166.94     7.5      6/1/29        6/1/99        5,034.35
30 YR DEAL           COUNTRYWIDE           6206170                 532,032.63    7.75      8/1/29        6/17/98       3,912.76
30 YR DEAL           COUNTRYWIDE           6206194                 679,745.49     7.5      6/1/29        5/29/98       4,894.51
30 YR DEAL           COUNTRYWIDE           6206238                 583,911.95   6.375      2/1/30        12/3/98       3,743.22
30 YR DEAL           COUNTRYWIDE           6206248                 988,646.96   7.625      2/1/31        7/15/98       7,077.94
30 YR DEAL           COUNTRYWIDE           6206265                 579,274.02     7.5      2/1/30        6/4/99        4,300.17
30 YR DEAL           COUNTRYWIDE           6206274                 365,409.63    7.25     11/1/29        8/10/98       2,558.17
30 YR DEAL           COUNTRYWIDE           6206299                 439,676.32       7      3/1/30        3/19/99       2,993.87
30 YR DEAL           COUNTRYWIDE           6206352                 293,606.43   7.125      5/1/30        2/16/99       2,021.16
30 YR DEAL           COUNTRYWIDE           6206361                 606,237.19       7     11/1/29        3/8/99        4,148.50
30 YR DEAL           COUNTRYWIDE           6206380                 417,957.43       8      4/1/30        4/1/00        3,123.64
30 YR DEAL           COUNTRYWIDE           6206382                 348,197.77    7.25      5/1/29        8/7/98        2,455.84
30 YR DEAL           COUNTRYWIDE           6206395                 455,018.32   7.875      3/1/29        6/11/98       3,399.86
30 YR DEAL           COUNTRYWIDE           6206406                 529,173.93     6.5      1/1/30        3/1/99        3,438.46
30 YR DEAL           COUNTRYWIDE           6206416                 462,806.82     7.5      5/1/30        6/3/98       11,187.44
30 YR DEAL           COUNTRYWIDE           6206512                 464,249.69     7.5      1/1/30       12/21/99       3,321.27
30 YR DEAL           COUNTRYWIDE           6206604                 664,366.35     7.5      1/1/30       11/20/98       4,754.66
30 YR DEAL           COUNTRYWIDE           6206610               1,045,786.60   7.375      6/1/29        5/31/99       7,443.41
30 YR DEAL           COUNTRYWIDE           6206613               1,072,890.97    7.25     12/1/29       11/21/99       7,503.94
30 YR DEAL           COUNTRYWIDE           6206614                 652,657.44   7.375      1/1/30        8/21/99       4,625.11
30 YR DEAL           COUNTRYWIDE           6206617                 936,770.47    7.25      5/1/30        1/16/00       6,523.32
30 YR DEAL           COUNTRYWIDE           6206658                 411,942.61    6.25     11/1/29        1/29/99       2,616.80
30 YR DEAL           COUNTRYWIDE           6206727                 192,864.46   7.375      6/1/29        6/1/99        1,372.72
30 YR DEAL           COUNTRYWIDE           6207162                 562,552.00   7.625      4/1/29        3/19/99       4,105.21
30 YR DEAL           COUNTRYWIDE           6207456                  73,677.53   7.375      5/1/29        4/9/99          524.92
30 YR DEAL           COUNTRYWIDE           6207705                 780,728.96    7.25      9/1/30        4/12/99       5,566.56
30 YR DEAL           COUNTRYWIDE           6207766                 388,691.22   7.625      6/1/29        5/24/99       2,831.18
30 YR DEAL           COUNTRYWIDE           6207820                 173,437.84    6.75      6/1/29        5/7/99        1,168.13
30 YR DEAL           COUNTRYWIDE           6207979                 596,320.14   7.125      5/1/29        3/29/99       4,170.32
30 YR DEAL           COUNTRYWIDE           6208080                 387,493.18    7.25      5/1/29        4/9/99        2,728.71
30 YR DEAL           COUNTRYWIDE           6208302                 583,429.05    7.75      6/1/29        5/11/99       4,298.48
30 YR DEAL           COUNTRYWIDE           6208591                 523,646.53   6.875      6/1/30        2/19/00       3,514.57
30 YR DEAL           COUNTRYWIDE           6208636                 347,773.71   6.625      6/1/29        5/3/99        2,305.12
30 YR DEAL           COUNTRYWIDE           6209022                 135,511.55   7.375      5/1/29        4/2/99          967.64
30 YR DEAL           COUNTRYWIDE           6209308                 416,860.95   7.375      5/1/29        4/12/99       2,969.91
30 YR DEAL           COUNTRYWIDE           6209631                 324,986.90   7.125      5/1/29        3/31/99       2,263.70
30 YR DEAL           COUNTRYWIDE           6210037                 310,740.76     7.5      6/1/29        5/7/99        2,237.49
30 YR DEAL           COUNTRYWIDE           6210115                  86,922.38    7.25      6/1/29        5/5/99          612.26
30 YR DEAL           COUNTRYWIDE           6210154                 313,975.06   7.375      5/1/29        4/13/99       2,237.79
30 YR DEAL           COUNTRYWIDE           6210535                  86,655.33    6.75      4/1/29        3/31/99         582.77
30 YR DEAL           COUNTRYWIDE           6210555                 276,623.22       7      5/1/29        4/22/99       1,910.75
30 YR DEAL           COUNTRYWIDE           6210583                 342,137.74     7.5      7/1/29        6/7/99        2,461.24
30 YR DEAL           COUNTRYWIDE           6210603                 379,652.99       7      5/1/29        4/20/99       2,611.32
30 YR DEAL           COUNTRYWIDE           6210604                 607,705.57    7.25      1/1/31        6/24/99       4,200.51
30 YR DEAL           COUNTRYWIDE           6210721                 311,738.08       7     12/1/29        11/8/99       2,128.97
30 YR DEAL           COUNTRYWIDE           6211789                 435,723.17       7      6/1/29        4/29/99       2,993.87
30 YR DEAL           COUNTRYWIDE           6212109                 417,656.26    6.75      6/1/29        5/10/99       2,801.95
30 YR DEAL           COUNTRYWIDE           6212418                 487,064.17   7.875      7/1/30        9/28/99       3,589.82
30 YR DEAL           COUNTRYWIDE           6212433                  49,974.85   7.375      6/1/29        5/18/99         355.70
30 YR DEAL           COUNTRYWIDE           6212725                 280,587.17   6.875      6/1/29        5/10/99       1,905.10
30 YR DEAL           COUNTRYWIDE           6212764                 548,323.66   7.875      6/1/29        6/1/99        4,111.15
30 YR DEAL           COUNTRYWIDE           6213114                 630,302.67    7.25      6/1/29        5/14/99       4,434.15
30 YR DEAL           COUNTRYWIDE           6213148                 542,954.20       7      2/1/31        2/1/01        3,659.17
30 YR DEAL           COUNTRYWIDE           6214380                 272,925.62   7.875      8/1/29        7/19/99       2,030.20
30 YR DEAL           COUNTRYWIDE           6214633                 296,244.29   7.875      6/1/29        6/1/99        2,208.57
30 YR DEAL           COUNTRYWIDE           6215316                 628,902.75   6.875      6/1/29        5/11/99       4,270.04
30 YR DEAL           COUNTRYWIDE           6215409                  40,626.95   7.875      7/1/29        6/28/99         317.95
30 YR DEAL           COUNTRYWIDE           6215910                 595,980.62   6.875      6/1/30        5/26/99       4,270.04
30 YR DEAL           COUNTRYWIDE           6215914                 625,924.36       7      4/1/30        5/27/99       4,257.94
30 YR DEAL           COUNTRYWIDE           6216061                 336,466.87   7.375      7/1/29        7/1/99        2,392.50
30 YR DEAL           COUNTRYWIDE           6216147                 271,396.41       7      7/1/29        6/14/99       1,862.85
30 YR DEAL           COUNTRYWIDE           6216276                 381,470.82   7.625      7/1/29        6/10/99       2,831.18
30 YR DEAL           COUNTRYWIDE           6216409                  77,036.67    6.75      6/1/29        5/13/99         518.23
30 YR DEAL           COUNTRYWIDE           6216838                 657,752.28     7.5      8/1/29        7/20/99       4,824.59
30 YR DEAL           COUNTRYWIDE           6216951                 482,737.11    7.75      7/1/29        6/21/99       3,553.41
30 YR DEAL           COUNTRYWIDE           6217810                 291,750.91       7      7/1/29        6/24/99       2,002.57
30 YR DEAL           COUNTRYWIDE           6217873                 565,461.41    7.25      7/1/30        6/14/00       3,929.34
30 YR DEAL           COUNTRYWIDE           6218098                 100,262.39   7.375      7/1/29        6/25/99         721.07
30 YR DEAL           COUNTRYWIDE           6218455                  93,393.88   8.125      8/1/29        7/30/99         710.57
30 YR DEAL           COUNTRYWIDE           6218862                 723,748.98   7.875      5/1/31       10/18/99       5,293.01
30 YR DEAL           COUNTRYWIDE           6219514                  57,056.22       8      8/1/29        7/16/99         429.26
30 YR DEAL           COUNTRYWIDE           6219906                 634,467.70   8.125     12/1/29        11/4/99       4,811.39
30 YR DEAL           COUNTRYWIDE           6220278                 291,398.65       8      8/1/30        7/14/99       2,209.74
30 YR DEAL           COUNTRYWIDE           6220305                 724,572.21     7.5      3/1/31        7/21/99       5,121.75
30 YR DEAL           COUNTRYWIDE           6220780                 760,211.05    7.75      4/1/30        7/28/99       5,552.20
30 YR DEAL           COUNTRYWIDE           6220932                 590,769.76   7.625      9/1/30        7/1/99        4,246.77
30 YR DEAL           COUNTRYWIDE           6220987                 151,450.27   7.875      9/1/29        8/19/99       1,128.21
30 YR DEAL           COUNTRYWIDE           6221319                 379,020.16     7.5      3/1/30        7/20/99       2,720.65
30 YR DEAL           COUNTRYWIDE           6221695                  74,575.66     8.5      9/1/29        8/31/99         586.69
30 YR DEAL           COUNTRYWIDE           6221845                 294,652.40   7.875      5/1/30        7/21/99       2,175.21
30 YR DEAL           COUNTRYWIDE           6222049                  62,824.52       8      9/1/29        8/13/99         472.55
30 YR DEAL           COUNTRYWIDE           6222732                 457,718.62       8      9/1/29        8/23/99       3,440.63
30 YR DEAL           COUNTRYWIDE           6222832                 449,031.03       8      9/1/29        8/19/99       3,375.32
30 YR DEAL           COUNTRYWIDE           6223537                  69,559.94   8.375     12/1/29        11/9/99         550.30
30 YR DEAL           COUNTRYWIDE           6224857                 490,034.18    8.75     10/1/29        9/7/99        3,933.51
30 YR DEAL           COUNTRYWIDE           6224952                 122,216.22   8.375     10/1/29        9/13/99         949.34
30 YR DEAL           COUNTRYWIDE           6224973                 383,403.87     8.5     12/1/29       10/28/99       3,006.46
30 YR DEAL           COUNTRYWIDE           6225072                 430,342.42    8.25     10/1/29        9/13/99       3,305.58
30 YR DEAL           COUNTRYWIDE           6226374                  33,287.62   8.375     11/1/29       10/28/99         258.35
30 YR DEAL           COUNTRYWIDE           6226518                 879,768.49   8.125     10/1/29        9/24/99       6,682.48
30 YR DEAL           COUNTRYWIDE           6228079                 542,907.52    8.25     10/1/30        10/6/00       4,131.97
30 YR DEAL           COUNTRYWIDE           6228163                 501,871.28     8.5     11/1/29       10/26/99       3,944.53
30 YR DEAL           COUNTRYWIDE           6228748                 538,514.26   8.125     12/1/29       11/10/99       4,083.74
30 YR DEAL           COUNTRYWIDE           6228783                 590,757.07   8.625      5/1/30        4/27/00       4,666.74
30 YR DEAL           COUNTRYWIDE           6229423                  37,225.00    8.25     12/1/29       11/23/99         285.49
30 YR DEAL           COUNTRYWIDE           6229468                 346,725.39   7.625      5/1/31       12/20/99       2,477.28
30 YR DEAL           COUNTRYWIDE           6230229                 704,228.90   7.875     12/1/29        11/2/99       5,220.50
30 YR DEAL           COUNTRYWIDE           6230868                 339,463.30   8.375      1/1/30       12/13/99       2,660.26
30 YR DEAL           COUNTRYWIDE           6231222                 295,353.12    8.25     12/1/29       11/10/99       2,265.07
30 YR DEAL           COUNTRYWIDE           6231820                 391,844.90    8.25     12/1/29       11/22/99       3,005.07
30 YR DEAL           COUNTRYWIDE           6233674                 410,977.17   8.375      1/1/30       12/23/99       3,184.71
30 YR DEAL           COUNTRYWIDE           6234286                 377,504.26    9.25      8/1/30        7/28/00       3,142.63
30 YR DEAL           COUNTRYWIDE           6236989                 422,803.99   8.625      4/1/30        3/8/00        3,402.84
30 YR DEAL           COUNTRYWIDE           6237693                  43,791.81   8.625      3/1/30        2/25/00         350.01
30 YR DEAL           COUNTRYWIDE           6239199                 286,694.07   8.125      4/1/30        3/20/00       2,168.10
30 YR DEAL           COUNTRYWIDE           6239475                 320,770.82       9      7/1/30        5/31/00       2,615.03
30 YR DEAL           COUNTRYWIDE           6239620                 388,480.45     8.5      4/1/30        3/24/00       3,037.21
30 YR DEAL           COUNTRYWIDE           6239941                 515,139.48     8.5      4/1/30        2/25/00       4,029.11
30 YR DEAL           COUNTRYWIDE           6243480                  98,599.94   8.875      6/1/30        5/25/00         795.65
30 YR DEAL           COUNTRYWIDE           6246315                 445,970.09   8.875      7/1/30        6/30/00       3,596.32
30 YR DEAL           COUNTRYWIDE           6246675                  32,535.81       9      8/1/30        7/26/00         272.37
30 YR DEAL           COUNTRYWIDE           6246685                 631,665.67     7.5      5/1/30        9/3/98        4,502.95
30 YR DEAL           COUNTRYWIDE           6248040                  48,305.61   8.625      7/1/30        6/5/00          381.12
30 YR DEAL           COUNTRYWIDE           6248694                  62,587.77   8.875      6/1/30        5/25/00         505.24
30 YR DEAL           COUNTRYWIDE           6249865                  83,203.67     7.5      6/1/30        5/30/00         594.69
30 YR DEAL           COUNTRYWIDE           6250291                  83,287.01     7.5      6/1/30        5/31/00         595.39
30 YR DEAL           COUNTRYWIDE           6250806                 128,215.55     8.5      9/1/30        8/4/00          998.82
30 YR DEAL           COUNTRYWIDE           6251502                 353,949.17   8.625      8/1/30        7/7/00        2,800.05
30 YR DEAL           COUNTRYWIDE           6252136                  75,802.59   7.375      7/1/30        6/29/00         534.31
30 YR DEAL           COUNTRYWIDE           6253425                  62,040.39     8.5      8/1/30        7/7/00          483.65
30 YR DEAL           COUNTRYWIDE           6253864                 840,016.05   8.875      9/1/30        8/17/00       6,764.98
30 YR DEAL           COUNTRYWIDE           6254448                 124,068.06   8.375      8/1/30        7/19/00         957.70
30 YR DEAL           COUNTRYWIDE           6255007                  58,045.83   8.625     10/1/30        9/29/00         456.96
30 YR DEAL           COUNTRYWIDE           6255429                 331,373.96   8.625      8/1/30        7/31/00       2,613.38
30 YR DEAL           COUNTRYWIDE           6256012                 572,777.71   7.875      5/1/31        8/30/00       4,511.19
30 YR DEAL           COUNTRYWIDE           6256074                  84,295.62   8.375      9/1/30        8/10/00         649.87
30 YR DEAL           COUNTRYWIDE           6256267                 107,696.83     8.5      9/1/30        8/11/00         845.81
30 YR DEAL           COUNTRYWIDE           6257068                  71,806.53     8.5      9/1/30        8/25/00         559.39
30 YR DEAL           COUNTRYWIDE           6258318                 314,426.66   8.125     10/1/30        9/29/00       2,376.00
30 YR DEAL           COUNTRYWIDE           6258711                 852,255.91   8.375     11/1/30        9/29/00       6,555.63
30 YR DEAL           COUNTRYWIDE           6258838                 318,649.24   8.625     10/1/30        9/20/00       2,520.04
30 YR DEAL           COUNTRYWIDE           6258852                 285,576.75    8.75     11/1/30       10/11/00       2,271.68
30 YR DEAL           COUNTRYWIDE           6259444                 321,712.31   8.875     12/1/30       11/17/00       2,585.85
30 YR DEAL           COUNTRYWIDE           6259590                 392,571.16       8     11/1/30        10/6/00       2,935.06
30 YR DEAL           COUNTRYWIDE           6259771                 356,580.52   8.625     12/1/30       11/14/00       2,831.16
30 YR DEAL           COUNTRYWIDE           6260398                 291,109.77       8     11/1/30       10/13/00       2,164.61
30 YR DEAL           COUNTRYWIDE           6261186                 281,022.80   8.375      1/1/31        12/6/00       2,158.61
30 YR DEAL           COUNTRYWIDE           6261309                 989,253.94    8.25      1/1/31        12/6/00       7,512.67
30 YR DEAL           COUNTRYWIDE           6261732                 326,311.40   8.375     12/1/30       11/10/00       2,508.24
30 YR DEAL           COUNTRYWIDE           6261808                 657,210.39     8.5      1/1/31       11/28/00       5,105.59
30 YR DEAL           COUNTRYWIDE           6262305                 988,822.37   8.375     12/1/30       11/21/00       7,600.73
30 YR DEAL           COUNTRYWIDE           6262306                 276,915.69   8.125      1/1/31       12/12/00       2,079.00
30 YR DEAL           COUNTRYWIDE           6262762                 827,007.20   8.125      3/1/31        1/30/01       6,199.86
30 YR DEAL           COUNTRYWIDE           6262971                 420,544.77   8.375      1/1/31       12/14/00       3,230.31
30 YR DEAL           COUNTRYWIDE           6263452                 790,041.95     7.5      1/1/31       12/14/00       5,593.72
30 YR DEAL           COUNTRYWIDE           6263644                 400,832.02   8.125      2/1/31        1/4/01        3,007.12
30 YR DEAL           COUNTRYWIDE           6263866                 702,859.67   7.875      3/1/31        2/15/01       5,148.00
30 YR DEAL           COUNTRYWIDE           6263868               1,089,246.01   7.625      4/1/31        3/22/01       7,785.74
30 YR DEAL           COUNTRYWIDE           6263877                 743,594.06   8.125      1/1/31       12/28/00       5,583.58
30 YR DEAL           COUNTRYWIDE           6264060                 337,389.06     7.5      2/1/31        1/12/01       2,386.84
30 YR DEAL           COUNTRYWIDE           6264196                 593,671.03       8      2/1/31        1/19/01       4,402.59
30 YR DEAL           COUNTRYWIDE           6264664                 609,651.03    7.75      3/1/31        2/24/01       4,413.10
30 YR DEAL           COUNTRYWIDE           6265540                 296,835.45       8      2/1/31        1/30/01       2,201.30
30 YR DEAL           COUNTRYWIDE           6266014                 559,520.74   7.875      3/1/31        2/14/01       4,181.84
30 YR DEAL           COUNTRYWIDE           6266022                 494,990.87     7.5      4/1/31        2/28/01       3,496.08
30 YR DEAL           COUNTRYWIDE           6266394                 427,878.89    7.75      4/1/31        3/20/01       3,094.91
30 YR DEAL           COUNTRYWIDE           6266397                 971,346.65       8      3/1/31        2/15/01       7,337.65
30 YR DEAL           COUNTRYWIDE           6266416                 395,877.28    7.75      3/1/31        2/16/01       2,865.65
30 YR DEAL           COUNTRYWIDE           6266487                 112,972.41   8.125      5/1/31        4/6/01          846.45
30 YR DEAL           COUNTRYWIDE           6266524                 292,816.71       8      4/1/31        3/10/01       2,168.28
30 YR DEAL           COUNTRYWIDE           6266532                 497,282.72       8      7/1/31        6/7/01        3,704.05
30 YR DEAL           COUNTRYWIDE           6266554                 547,787.15       8      6/1/31        5/31/01       4,050.39
30 YR DEAL           COUNTRYWIDE           6266665                 495,390.76     7.5      5/1/31        4/24/01       3,496.08
30 YR DEAL           COUNTRYWIDE           6266674                 124,177.12   7.625      4/1/31        3/14/01         888.64
30 YR DEAL           COUNTRYWIDE           6266844                 483,716.76    7.75      5/1/31        4/17/01       3,496.10
30 YR DEAL           COUNTRYWIDE           6267325                 443,620.21   7.625      4/1/31        3/29/01       3,170.92
30 YR DEAL           COUNTRYWIDE           6267496                  42,550.03    7.75      6/1/31        5/30/01         307.35
30 YR DEAL           COUNTRYWIDE           6267826                 618,069.34   7.375      3/1/31        2/23/01       4,316.72
30 YR DEAL           COUNTRYWIDE           6268024                 350,810.40    7.75      5/1/31        4/6/01        2,536.10
30 YR DEAL           COUNTRYWIDE           6268114                 331,724.93   7.625      4/1/31        3/21/01       2,371.11
30 YR DEAL           COUNTRYWIDE           6268744                 407,925.69   7.375      3/1/31        2/28/01       2,849.04
30 YR DEAL           COUNTRYWIDE           6269694                 376,527.73    7.75      5/1/31        4/5/01        2,722.37
30 YR DEAL           COUNTRYWIDE           6269949                 321,883.83     7.5      5/1/31        3/27/01       2,272.45
30 YR DEAL           COUNTRYWIDE           6269988                 316,775.92   7.375      5/1/31        4/2/01        2,210.17
30 YR DEAL           COUNTRYWIDE           6270615                 311,787.13   7.125      5/1/31        4/27/01       2,122.21
30 YR DEAL           COUNTRYWIDE           6270781                 461,707.40   8.375      6/1/31        5/17/01       3,534.34
30 YR DEAL           COUNTRYWIDE           6272490                 359,512.06   7.125      6/1/31        5/7/01        2,444.26
30 YR DEAL           COUNTRYWIDE           6274900                  92,761.92     7.5      6/1/31        5/29/01         654.12
30 YR DEAL           COUNTRYWIDE           6275820                 580,115.91   7.875      6/1/31        5/18/01       4,241.66
30 YR DEAL           COUNTRYWIDE           6275839                 488,844.05   8.375      7/1/31        6/8/01        3,739.56
30 YR DEAL           COUNTRYWIDE           6276327                 387,235.29   7.875      7/1/31        5/29/01       2,827.78
30 YR DEAL           COUNTRYWIDE           6276705               1,519,420.49       8      7/1/31        6/1/01       11,226.60
30 YR DEAL           COUNTRYWIDE           6276946                 553,562.99       7      6/1/31        5/23/01       3,742.33
30 YR DEAL           COUNTRYWIDE           6277449                 555,056.29     7.5      6/1/31        5/11/01       3,915.60
30 YR DEAL           COUNTRYWIDE           6277998                 595,420.90       8      6/1/31        5/31/01       4,402.59
30 YR DEAL           COUNTRYWIDE           6532614                 620,868.91   7.125      8/1/29        4/30/99       4,308.10
30 YR DEAL           COUNTRYWIDE           6653134                 531,921.73   8.375      1/1/27       12/13/96       4,256.41
30 YR DEAL           COUNTRYWIDE           6657138                 298,772.22   7.875      1/1/27       12/13/96       2,291.22
30 YR DEAL           COUNTRYWIDE           6669982                 262,692.88    7.25      1/1/27       12/24/96       1,908.73
30 YR DEAL           COUNTRYWIDE           6678690               1,573,273.63    7.25      1/1/27       12/24/96      11,426.46
30 YR DEAL           COUNTRYWIDE           6698109                 264,695.19    7.75      2/1/27       12/30/96       2,005.96
30 YR DEAL           COUNTRYWIDE           7005418                 330,856.78    7.25      2/1/27        1/24/97       2,401.27
30 YR DEAL           COUNTRYWIDE           7146279                 485,076.34   7.375      1/1/27        4/3/96        3,563.89
30 YR DEAL           COUNTRYWIDE           7760280                  38,265.23    6.75     12/1/26       11/15/96         269.50
30 YR DEAL           COUNTRYWIDE           8048521                 391,531.41    7.75      5/1/27        4/2/97        2,957.35
30 YR DEAL           COUNTRYWIDE           8057385                 295,121.28     7.5      5/1/27        4/7/97        2,180.92
30 YR DEAL           WELLS FARGO           8342556                 108,173.73   7.875     11/1/30        11/1/00         794.75
30 YR DEAL           WELLS FARGO           8399522                 395,806.79   9.125     12/1/30        12/1/00       3,254.53
30 YR DEAL           WELLS FARGO           8421827                 114,683.06   7.625      2/1/31        2/1/01          821.04
30 YR DEAL           WELLS FARGO           8438617                  41,934.55       9      2/1/31        2/1/01          340.36
30 YR DEAL           WELLS FARGO           8491802                  76,125.16    7.25      3/1/31        3/1/01          525.28
30 YR DEAL           WELLS FARGO           8553167                 143,790.46    6.75      4/1/31        4/1/01          946.31
30 YR DEAL           WELLS FARGO           8554212                  95,038.22     7.5      4/1/31        4/1/01          671.25
30 YR DEAL           WELLS FARGO           8576417                 272,376.73    7.75      4/1/31        4/1/01        1,970.13
30 YR DEAL           WELLS FARGO           8623196                 272,384.62   6.875      6/1/31        6/1/01        1,806.55
30 YR DEAL           WELLS FARGO           8665493                 150,659.46   7.125      9/1/31        9/1/01        1,021.69
30 YR DEAL           WELLS FARGO           8671417                 272,626.11   7.375      6/1/31        6/1/01        1,899.36
30 YR DEAL           WELLS FARGO           8708852                 101,639.82     7.5      6/1/31        6/1/01          734.18
30 YR DEAL           WELLS FARGO           8742972                 101,709.53   7.375      6/1/31        6/1/01          794.28
30 YR DEAL           WELLS FARGO           8744343                 206,326.56    7.25      7/1/31        7/1/01        1,418.89
30 YR DEAL           WELLS FARGO           8746386                 982,086.75   7.375      6/1/31        6/1/01        6,906.75
30 YR DEAL           WELLS FARGO           8753213                  77,293.14   7.125      6/1/31        6/1/01          525.50
30 YR DEAL           WELLS FARGO           8754170                 133,580.35   8.625      7/1/31        7/1/01        1,045.35
30 YR DEAL           WELLS FARGO           8770660                  50,716.40    7.25     10/1/31        10/1/01         347.91
30 YR DEAL           WELLS FARGO           8778226                 146,377.80     7.5      7/1/31        7/1/01        1,034.31
30 YR DEAL           COUNTRYWIDE           8778784                 355,412.47   7.375      6/1/27        5/6/97        2,596.94
30 YR DEAL           WELLS FARGO           8874817                 261,676.24    7.25      9/1/31        9/1/01        1,796.55
30 YR DEAL           WELLS FARGO           8885146                 182,643.76     6.5      9/1/31        9/1/01        1,163.01
30 YR DEAL           WELLS FARGO           9000132                 212,649.76    7.75      5/1/26        5/1/01        1,631.51
30 YR DEAL           WELLS FARGO           9001133                  98,808.13   7.375      2/1/31        2/1/01          690.68
30 YR DEAL           WELLS FARGO           9001389                 166,118.07       8      2/1/31        2/1/01        1,232.73
30 YR DEAL           WELLS FARGO           9002138                  24,084.90     8.5      4/1/31        4/1/01          189.93
30 YR DEAL           WELLS FARGO           9003096                  58,688.59       9      2/1/31        2/1/01          476.34
30 YR DEAL           WELLS FARGO           9003204                 100,137.31     8.5      2/1/31        2/1/01          781.99
30 YR DEAL           WELLS FARGO           9003243                  78,553.78   8.875      2/1/31        2/1/01          635.72
30 YR DEAL           WELLS FARGO           9003727                 107,958.79     8.5      2/1/31        2/1/01          838.12
30 YR DEAL           WELLS FARGO           9004865                 111,572.75     9.5      2/1/31        2/1/01          945.54
30 YR DEAL           WELLS FARGO           9005914                  83,346.08     8.5      2/1/31        2/1/01          647.05
30 YR DEAL           WELLS FARGO           9014790                 141,495.17    8.75      2/1/31        2/1/01        1,123.41
30 YR DEAL           WELLS FARGO           9016949                  40,146.83    8.75      3/1/31        3/1/01          319.40
30 YR DEAL           WELLS FARGO           9017477                 160,555.98     9.5     12/1/30        12/1/00       1,362.19
30 YR DEAL           WELLS FARGO           9021476                  43,880.82      10      1/1/31        1/1/01          391.84
30 YR DEAL           WELLS FARGO           9048620                 163,113.87     8.5      1/1/31        1/1/01        1,267.17
30 YR DEAL           WELLS FARGO           9056307                 126,716.96       9      1/1/31        1/1/01        1,029.12
30 YR DEAL           WELLS FARGO           9059480                 217,996.26   8.375      3/1/31        3/1/01        1,672.16
30 YR DEAL           WELLS FARGO           9071109                  93,624.04     8.5      4/1/31        4/1/01          725.86
30 YR DEAL           WELLS FARGO           9071447                 121,512.26     9.5      3/1/31        3/1/01        1,029.21
30 YR DEAL           WELLS FARGO           9073460                 113,929.32    8.75      3/1/31        3/1/01          903.92
30 YR DEAL           WELLS FARGO           9086652                 268,290.18    8.75      2/1/31        2/1/01        2,130.00
30 YR DEAL           WELLS FARGO           9185852                  20,926.17    8.75     11/1/31        11/1/01         165.21
30 YR DEAL           WELLS FARGO           9209840                 293,176.38    7.75      4/1/31        4/1/01        2,120.58
30 YR DEAL           WELLS FARGO           9212878                 206,537.23     8.5      4/1/31        4/1/01        1,601.27
30 YR DEAL           WELLS FARGO           9227792                  76,609.90     7.5      5/1/31        5/1/01          542.59
30 YR DEAL           WELLS FARGO           9232892                 148,095.43   7.875      3/1/31        3/1/01        1,084.71
30 YR DEAL           WELLS FARGO           9235569                 114,524.26    8.75      3/1/31        3/1/01          908.64
30 YR DEAL           WELLS FARGO           9235835                  63,797.31     8.5      2/1/31        2/1/01          505.95
30 YR DEAL           WELLS FARGO           9263174                 135,084.25   8.625      6/1/31        6/1/01        1,057.80
30 YR DEAL           WELLS FARGO           9268598                 354,534.85     8.5      6/1/31        6/1/01        2,745.03
30 YR DEAL           WELLS FARGO           9280274                  53,666.90     9.5      5/1/31        5/1/01          454.07
30 YR DEAL           COUNTRYWIDE           9285367                  80,896.75   8.625      7/1/27        6/17/97         661.13
30 YR DEAL           WELLS FARGO           9285392                 547,650.73    7.75      5/1/31        5/1/01        3,958.18
30 YR DEAL           WELLS FARGO           9289592                 596,358.78     7.5      9/1/31        9/1/01        4,195.29
30 YR DEAL           WELLS FARGO           9294373                  23,048.75    7.75      8/1/31        8/1/01          166.21
30 YR DEAL           WELLS FARGO           9309540                 115,193.13    7.75      6/1/31        6/1/01          832.83
30 YR DEAL           WELLS FARGO           9311873                 283,923.41    8.25      6/1/31        6/1/01        2,148.63
30 YR DEAL           COUNTRYWIDE           9398885                  43,515.29    6.95     11/1/25       10/24/95         313.72
30 YR DEAL           COUNTRYWIDE           9398967                  41,765.12    6.95     11/1/25        10/4/95         300.52
30 YR DEAL           COUNTRYWIDE           9399049                  35,550.62    5.25      8/1/25        7/28/95         220.89

(TABLE CONTINUED)

  Group         Occupancy          Property Type      OLTV       Documentation            Address
-------------------------------------------------------------------------------------------------------------------------
30 YR DEAL    Owner Occupied       Single Family       71.9   Full Documentation   7301 WHARTON LN
30 YR DEAL    Owner Occupied       Single Family       79.2   Full Documentation   26047 MCCUTCHEONVILLE RD
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   156 US ROUTE
30 YR DEAL    Owner Occupied       Single Family       89.9   Full Documentation   22 LOUDON HEIGHTS
30 YR DEAL    Owner Occupied       Single Family       62.5   Full Documentation   264 BARTON SHORE DR
30 YR DEAL    Owner Occupied       Single Family       73.9   Full Documentation   6112 PENFIELD LN
30 YR DEAL    Owner Occupied       Single Family       87.2   Full Documentation   6335 ALISSA LN
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   8509 TWILIGHT TEAR LN
30 YR DEAL    Owner Occupied       Single Family       49.1   Full Documentation   2579 OLDE BROOKSIDE RD
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   4755 14TH ST
30 YR DEAL    Owner Occupied       Single Family         75   Full Documentation   75995 OVERSEAS HIGHWAY
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   150 VINE ST
30 YR DEAL    Owner Occupied       PUD                 77.6   Full Documentation   4787 RIVERFRONT PL
30 YR DEAL    Owner Occupied       Single Family        100   Full Documentation   26 GLEN DR
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   6100 ASHTON CT
30 YR DEAL    Owner Occupied       Single Family       75.9   Full Documentation   5590 LANCASTER-CIRCLEVILLE RD
30 YR DEAL    Owner Occupied       PUD                 56.8   Full Documentation   24 COLUMBIA KEY
30 YR DEAL    Owner Occupied       Condo               74.4   Full Documentation   80707 CHERRY HILL
30 YR DEAL    Owner Occupied       Condo              103.3   Full Documentation   4 CRESTWOOD DR
30 YR DEAL    Owner Occupied       Single Family       73.9   Full Documentation   984 N 500 W
30 YR DEAL    Owner Occupied       Single Family       79.9   Full Documentation   4099 SWAN LAKE RD
30 YR DEAL    Owner Occupied       PUD                   80   Full Documentation   15792 ASHVILLE LN
30 YR DEAL    Second Home          Single Family       84.6   Full Documentation   400 LAKE AVE
30 YR DEAL    Owner Occupied       Single Family       77.8   Full Documentation   301 E BROAD
30 YR DEAL    Owner Occupied       Single Family       77.8   Full Documentation   217 BELLA BELLA
30 YR DEAL    Owner Occupied       Single Family       62.3   Full Documentation   8975 DUBLIN RD
30 YR DEAL    Owner Occupied       Single Family       52.5   Full Documentation   3294 ERIE AVE
30 YR DEAL    Owner Occupied       Condo               64.5   Full Documentation   909 E NEWTON UNIT A2
30 YR DEAL    Owner Occupied       Single Family       71.4   Full Documentation   6206 WILDWOOD LANE
30 YR DEAL    Owner Occupied       PUD                100.2   Full Documentation   5923 DEANE DRIVE
30 YR DEAL    Owner Occupied       PUD                 85.7   Full Documentation   14707 136TH AVE E
30 YR DEAL    Owner Occupied       Single Family       33.8   Full Documentation   203 MILL STREET
30 YR DEAL    Owner Occupied       Townhouse            100   Full Documentation   2200 BAILEY R
30 YR DEAL    Owner Occupied       PUD                   75   Full Documentation   4043 NORTHWEST THUNDER CREST
30 YR DEAL    Owner Occupied       2-4 Family            80   Full Documentation   57 VIKING V
30 YR DEAL    Second Home          Condo                 75   Full Documentation   618 MOUNTAIN VILLAGE BLVD 301
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   105 JINGLEVILLE RD
30 YR DEAL    Second Home          PUD                 72.3   Full Documentation   13140 COMINITO RAMILLETTE
30 YR DEAL    Second Home          Single Family         92   Full Documentation   9820 KOPACHUCK DRIVE NW
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   1120 N HOUSTON DRIVE
30 YR DEAL    Owner Occupied       Single Family         75   Full Documentation   303 KINFOLK
30 YR DEAL    Owner Occupied       PUD                   90   Full Documentation   3492 COURTLAND DR
30 YR DEAL    Owner Occupied       Single Family       63.8   Full Documentation   1210 SW MYRTLE DR
30 YR DEAL    Owner Occupied       Single Family       77.3   Full Documentation   3612 STANFORD
30 YR DEAL    Owner Occupied       Single Family        100   Full Documentation   LOT 2 COUNTRY CLUB ROAD
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   508 MANOR BROOK DR
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   1 VALLEY VIEW COURT
30 YR DEAL    Owner Occupied       Single Family       84.5   Full Documentation   1010 LONE TREE COURT
30 YR DEAL    Owner Occupied       Single Family       99.4   Full Documentation   1289 LAKEHURST DRIVE NORTHWEST
30 YR DEAL    Owner Occupied       Single Family       74.1   Full Documentation   15221 GROVEWOOD AVENUE
30 YR DEAL    Owner Occupied       Single Family       39.3      Cash On Hand      3136 RIVER ROAD S
30 YR DEAL    Owner Occupied       PUD                 68.5     Alternate Doc      10421 NW BURKHARDT COURT
30 YR DEAL    Owner Occupied       2-4 Family          70.3   Full Documentation   108110 BISHOP AVENUE
30 YR DEAL    Owner Occupied       Single Family       83.7     Alternate Doc      14 OLE MUSKET ROAD
30 YR DEAL    Missing              Single Family       79.9        Missing         2626 W PENICK POINT LANE
30 YR DEAL    Missing              PUD                 56.4        Missing         6280 SW SHERIDAN STREET
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      10538 FALLS CREEK
30 YR DEAL    Owner Occupied       Single Family       88.8     Alternate Doc      55 NEW SCOTLAND SOUTH ROAD
30 YR DEAL    Owner Occupied       Single Family      102.3     Alternate Doc      113 OAKLAND AVENUE
30 YR DEAL    Missing              PUD                 74.2        Missing         30 CRESCENT KEY
30 YR DEAL    Missing              PUD                 77.6        Missing         7196 SW ASCOT COURT
30 YR DEAL    Missing              Single Family       82.2        Missing         4001 JANET LEE CIRCLE
30 YR DEAL    Owner Occupied       Single Family       67.2   Full Documentation   2214 E. CRESCENT DRIVE
30 YR DEAL    Owner Occupied       Single Family       74.8     Alternate Doc      1930 COUNTY LINE ROAD
30 YR DEAL    Missing              Single Family       42.4        Missing         20 GRANDIN LANE
30 YR DEAL    Missing              Single Family       92.6        Missing         140 SOARING HAWK LANE
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      13 WOODS HILL ROAD
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      1845 TWIN OAKS DRIVE
30 YR DEAL    Second Home          Single Family         72     Alternate Doc      125 WHISPERING PINES ROAD
30 YR DEAL    Missing              Single Family       76.8        Missing         4620 NORTH BANTRY PLACE
30 YR DEAL    Owner Occupied       Single Family       78.7     Alternate Doc      2845 SW BUCHAREST COURT
30 YR DEAL    Missing              Single Family         80        Missing         7887 KINSMAN RD
30 YR DEAL    Missing              PUD                 90.6        Missing         3994 CALGARY COURT
30 YR DEAL    Owner Occupied       Single Family       99.7     Alternate Doc      46 TRADITIONAL LANE
30 YR DEAL    Owner Occupied       Single Family       79.6     Alternate Doc      RR 2 BOX 513A
30 YR DEAL    Missing              Single Family       64.2        Missing         440 BEAVER MEADOW ROAD
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   4820 SLAYDEN ROAD NE
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   3400 OAKHILL COURT
30 YR DEAL    Missing              Single Family       74.1        Missing         31 FROSWICK AVENUE
30 YR DEAL    Owner Occupied       Single Family       61.4     Alternate Doc      726 LE BRUN ROAD
30 YR DEAL    Owner Occupied       Single Family       78.6   Full Documentation   40 BROAD COVE ROAD
30 YR DEAL    Missing              Single Family       79.4        Missing         6119 YEAZELL WAY ROAD KPS
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   10354 COUNTY R
30 YR DEAL    Owner Occupied       PUD                 55.6     Alternate Doc      27524 RIVERBANK DRIVE
30 YR DEAL    Owner Occupied       2-4 Family            74   Full Documentation   3546 135TH ST
30 YR DEAL    Non-Owner Occupied   Single Family       88.9   Full Documentation   10 TALBOT COURT
30 YR DEAL    Owner Occupied       Single Family       89.2   Full Documentation   93 SOUTHERN PARKWAY
30 YR DEAL    Owner Occupied       PUD                 61.3     Alternate Doc      6630 EAST CABALLO DRIVE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      4235 S BELLAIRE CIRCLE
30 YR DEAL    Owner Occupied       Single Family       78.7     Alternate Doc      24920 110TH AVENUE EAST
30 YR DEAL    Second Home          PUD                   80     Alternate Doc      5150 HIGH RIDGE ROAD
30 YR DEAL    Missing              Single Family        102        Missing         BOX 160 ERIEVILLE ROAD
30 YR DEAL    Owner Occupied       Single Family        102     Alternate Doc      4513 BROADBUSH DRIVE
30 YR DEAL    Missing              Single Family         40        Missing         840 NW POWHATAN TERRACE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      3525 BROOKWOOD MEADOW
30 YR DEAL    Owner Occupied       Single Family       75.2   Full Documentation   625 LAMPARD RD
30 YR DEAL    Missing              Single Family      101.7        Missing         7125 N OMAHA AVENUE
30 YR DEAL    Owner Occupied       Single Family       26.1     Alternate Doc      3025 ROUNDWOOD ROAD
30 YR DEAL    Owner Occupied       Single Family       60.2     Alternate Doc      6991 KINGSCOTE PARK DRIVE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   9148 ROLLING HILL
30 YR DEAL    Second Home          Single Family         90   Full Documentation   610 FOREST D
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   7830 PROVIDENCE-NEAPOLIS RD.
30 YR DEAL    Owner Occupied       Single Family       79.4   Full Documentation   10449 SOUTH CANYON OAKS CIRCLE
30 YR DEAL    Owner Occupied       Single Family         75   Full Documentation   13412 S. LOVERS LANE
30 YR DEAL    Owner Occupied       Single Family       73.8     Alternate Doc      12929 N.W. LAIDLAW ROAD
30 YR DEAL    Owner Occupied       Single Family       31.6   Full Documentation   2237 NORTHSHORE RD
30 YR DEAL    Owner Occupied       Single Family      100.9   Full Documentation   21 AURORA STREET
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   2914 RIVA RIDGE ROAD
30 YR DEAL    Owner Occupied       Single Family       69.5     Alternate Doc      4359 BROMFIELD CIRCLE
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   6244 BARTZ ROAD
30 YR DEAL    Owner Occupied       Single Family       54.8   Full Documentation   11940 S. HIDDEN CANYON LANE
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   267 FRANKLIN AVENUE
30 YR DEAL    Owner Occupied       Single Family       76.8     Alternate Doc      3333 GREENLEAF BLVD
30 YR DEAL    Owner Occupied       Single Family       79.3   Full Documentation   49 SUNSET BLVD
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   9220 25TH AVE. NW
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   NUMBER FOUR ROAD
30 YR DEAL    Owner Occupied       Single Family         75     Alternate Doc      SOMERSET AVENUE
30 YR DEAL    Owner Occupied       Single Family       78.8   Full Documentation   11196 S. IVY CREEK COVE
30 YR DEAL    Owner Occupied       Single Family       74.7     Alternate Doc      36 BROADWAY
30 YR DEAL    Owner Occupied       Single Family       29.5   Full Documentation   2821 SELKIRK COURT
30 YR DEAL    Owner Occupied       Single Family       58.9   Full Documentation   1351 EAST PERRY'S HOLLOW DR
30 YR DEAL    Owner Occupied       Single Family       61.3   Full Documentation   6020 SE 77TH AVE
30 YR DEAL    Owner Occupied       Single Family       61.8   Full Documentation   128 SINCAVICH RD
30 YR DEAL    Missing              Single Family        100        Missing         3614 WEST 49TH STREET
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   NARROWS POND ROAD
30 YR DEAL    Owner Occupied       PUD                   79   Full Documentation   25 S. SNOWSTAR LANE
30 YR DEAL    Owner Occupied       Single Family       43.9     Alternate Doc      10149 CEDAR ROAD
30 YR DEAL    Owner Occupied       Condo               98.7   Full Documentation   1076 #26 WORTHINGTON WOODS BOU
30 YR DEAL    Owner Occupied       Single Family       77.2   Full Documentation   22015 NE 137TH STREET
30 YR DEAL    Owner Occupied       Single Family         99   Full Documentation   921 QUINCY COURT
30 YR DEAL    Owner Occupied       Single Family      101.9   Full Documentation   427 RENSSELAER ROAD
30 YR DEAL    Owner Occupied       Single Family       29.8   Full Documentation   3615 EVERGREEN POINT RD
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   4745 S 975 E
30 YR DEAL    Owner Occupied       Single Family      101.9   Full Documentation   140 MAIN ST
30 YR DEAL    Owner Occupied       Single Family      100.2   Full Documentation   1327 BAKER AVENUE
30 YR DEAL    Owner Occupied       Single Family       79.9   Full Documentation   658 ST. ANNES DRIVE
30 YR DEAL    Owner Occupied       Single Family       80.7     Alternate Doc      7 MAYFLOWER ROAD
30 YR DEAL    Owner Occupied       Single Family      101.6   Full Documentation   3790 MIDWAY AVE. NE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   5606 GOLF CREEK DR.
30 YR DEAL    Owner Occupied       Single Family       56.3     Alternate Doc      2097 CHAGRIN RIVER RD
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   206 E. CHERRY STREET
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   16 SOUTHERN PARKWAY
30 YR DEAL    Second Home          Single Family       55.6   Full Documentation   631 PECONIC BAY BLVD.
30 YR DEAL    Second Home          Single Family         70   Full Documentation   LOT 6 S DREWS LAKE
30 YR DEAL    Second Home          Condo               77.8     Alternate Doc      9566 GULF SHORE DR #203
30 YR DEAL    Owner Occupied       Single Family       77.2   Full Documentation   32942 LAKE ROAD
30 YR DEAL    Second Home          Single Family       65.6     Alternate Doc      NY STATE ROUTE 8
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   17116 SHAKER BLVD.
30 YR DEAL    Second Home          PUD                   80   Full Documentation   6086&6088 VILLAGE ON THE GREEN
30 YR DEAL    Owner Occupied       Condo                 80     Alternate Doc      2125 WESTERN AVENUE #1
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      2816 NW 126TH AVENUE
30 YR DEAL    Owner Occupied       Single Family       70.8     Alternate Doc      4959 SHERIDAN DRIVE
30 YR DEAL    Owner Occupied       Single Family       53.3   Full Documentation   700 SHIRLEY PLANTATION ROAD
30 YR DEAL    Owner Occupied       Single Family       74.9   Full Documentation   3121 FORD STREET
30 YR DEAL    Owner Occupied       PUD                   80   Full Documentation   10127 NE 66TH LANE
30 YR DEAL    Owner Occupied       Single Family       76.3   Full Documentation   9345 FAUNTLEROY WAY SOUTHWEST
30 YR DEAL    Owner Occupied       PUD                 69.8   Full Documentation   8209 NORTH THORNE LANE
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      116 MARSHALL ROAD
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      20 EMERSON STREET
30 YR DEAL    Owner Occupied       Single Family       99.7     Alternate Doc      343 MICHIGAN AVENUE
30 YR DEAL    Owner Occupied       Single Family       88.4   Full Documentation   1 KOHLSAAT COURT
30 YR DEAL    Owner Occupied       Single Family      100.2     Alternate Doc      2192 NW 10TH AVENUE
30 YR DEAL    Owner Occupied       Single Family         97   Full Documentation   6802 LAMBERT
30 YR DEAL    Owner Occupied       Single Family         25     Alternate Doc      819 W LEE STREET
30 YR DEAL    Owner Occupied       PUD                   74     Alternate Doc      48400 MIRADOR COURT
30 YR DEAL    Owner Occupied       Single Family       64.8   Full Documentation   5177 LOWER HONOAPIILANI ROAD
30 YR DEAL    Owner Occupied       Single Family       25.4   Full Documentation   14660 NW ROCK CREEK RD
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   1010 BOTANICAL HEIGHTS CIRCLE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   14 STONE BRIDGE ROAD
30 YR DEAL    Owner Occupied       Single Family         75   Full Documentation   9 HORSESHOE ROAD
30 YR DEAL    Owner Occupied       Single Family       83.8     Alternate Doc      4800 SPORTSMAN DRIVE
30 YR DEAL    Second Home          Condo               50.8     Alternate Doc      1299 MIDDLE GULF DR
30 YR DEAL    Owner Occupied       Single Family       88.3   Full Documentation   247 SOUTH FOREST STREET
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   17478 LAKE HAVEN DR.
30 YR DEAL    Owner Occupied       Condo              100.3   Full Documentation   927 132ND STREET SW UNIT D6
30 YR DEAL    Owner Occupied       Single Family         70   Full Documentation   4575 53RD AVENUE SW
30 YR DEAL    Owner Occupied       PUD                 73.5     Alternate Doc      7119 SILVER MOON LANE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   260 STEWART AVE.
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   8185 THACKERAY COURT
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   10512 119TH AVENUE COURT KPN
30 YR DEAL    Missing              PUD                 97.9        Missing         29280 REGENCY CIRCLE
30 YR DEAL    Owner Occupied       Single Family         90     Alternate Doc      3402 EAST EASTMAN AVENUE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      21865 BOONES BOROUGH DRIVE
30 YR DEAL    Missing              Single Family         80        Missing         2700 WEST PARK BOULEVARD
30 YR DEAL    Owner Occupied       Single Family       74.1   Full Documentation   4838 SW LEDROIT PLACE
30 YR DEAL    Owner Occupied       Single Family       72.2     Alternate Doc      209 BANNISTER STREET
30 YR DEAL    Owner Occupied       Single Family       71.8     Alternate Doc      9915 LARKIN ROAD
30 YR DEAL    Missing              PUD                 57.7        Missing         17624 GOLDFINCH LANE
30 YR DEAL    Owner Occupied       Single Family         38     Alternate Doc      1250 E WATKINS LANE
30 YR DEAL    Second Home          Single Family         80     Alternate Doc      46106 NE 89TH AVENUE
30 YR DEAL    Owner Occupied       PUD                   90   Full Documentation   6519 NEVILLE COURT
30 YR DEAL    Owner Occupied       Single Family         71   Full Documentation   11548 KEMPERWOOD DR
30 YR DEAL    Owner Occupied       Single Family         90     Alternate Doc      3709 FAWN RUN DR
30 YR DEAL    Owner Occupied       PUD                   68     Alternate Doc      1303 E BRIGHTWATER LANE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   17216 EDGEWATER DR
30 YR DEAL    Missing              Condo                 80        Missing         425 BEACH ROAD #1
30 YR DEAL    Missing              Single Family       70.3        Missing         1833 NORTHSHORE ROAD
30 YR DEAL    Missing              Single Family       79.3        Missing         224 MANSON VIEW DRIVE
30 YR DEAL    Owner Occupied       Single Family         81   Full Documentation   406 COMSTOCK PLACE
30 YR DEAL    Second Home          PUD                   80   Full Documentation   379 DEEP NECK RD
30 YR DEAL    Owner Occupied       Condo               52.7   Full Documentation   14 SUNRISE CAY DR
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   6020 W MERCER WAY
30 YR DEAL    Owner Occupied       Condo              103.5   Full Documentation   14725 NE 32ND ST #B-106
30 YR DEAL    Owner Occupied       Single Family       92.2   Full Documentation   3025 SILVER LAKE BLVD
30 YR DEAL    Owner Occupied       Single Family       79.6   Full Documentation   ROUTE 93 THE LOVELL RD
30 YR DEAL    Owner Occupied       Single Family       93.2   Full Documentation   2 ETON CT
30 YR DEAL    Owner Occupied       Single Family       79.4   Full Documentation   9465 WHITEGATE LN
30 YR DEAL    Owner Occupied       Single Family         50   Full Documentation   4 EAST RIDGE ROAD
30 YR DEAL    Owner Occupied       Single Family       69.7   Full Documentation   3212 W VIEWMONT WAY W
30 YR DEAL    Owner Occupied       Single Family       88.6   Full Documentation   2047 W LANE AVE
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   3497 MAPLETHORPE LN
30 YR DEAL    Second Home          Condo               98.6   Full Documentation   403 MAIN ST #207N
30 YR DEAL    Owner Occupied       Single Family       86.3   Full Documentation   3760 THURGOOD AVENUE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   4622 SOUTHWEST GREENHILLS WAY
30 YR DEAL    Owner Occupied       Single Family       88.5   Full Documentation   2326 EAST 89TH STREET
30 YR DEAL    Owner Occupied       Single Family       67.4   Full Documentation   37 WEST LAKE STREET
30 YR DEAL    Owner Occupied       PUD                 76.5   Full Documentation   8944 BAY BREEZE LN
30 YR DEAL    Owner Occupied       Single Family       73.7   Full Documentation   11500 RIVERA PLACE
30 YR DEAL    Owner Occupied       PUD                 70.6   Full Documentation   4520 177TH AVE SE
30 YR DEAL    Owner Occupied       PUD                   80   Full Documentation   7507 GREENSTONE TRAIL
30 YR DEAL    Second Home          Single Family       40.5   Full Documentation   544 OCEAN AVE
30 YR DEAL    Owner Occupied       Single Family       61.2   Full Documentation   4230 SW TORR LN
30 YR DEAL    Owner Occupied       Single Family       75.6   Full Documentation   2 WESTERN DR
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   40 BRANDON CT
30 YR DEAL    Owner Occupied       Single Family       34.4   Full Documentation   13535 NORTHSHIRE RD NW
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   1204 LEON ST
30 YR DEAL    Owner Occupied       2-4 Family            66   Full Documentation   3 BOLAND D
30 YR DEAL    Owner Occupied       Single Family       99.6   Full Documentation   ROUTE 15
30 YR DEAL    Owner Occupied       Single Family       84.3   Full Documentation   1330 BRIARCLIFFE DR
30 YR DEAL    Owner Occupied       Single Family         68   Full Documentation   10801 LAKE OTIS PARKWAY
30 YR DEAL    Owner Occupied       PUD                   90   Full Documentation   8028 CHESTERSHIRE DRIVE
30 YR DEAL    Owner Occupied       Single Family       61.4   Full Documentation   147 GURNEY ST
30 YR DEAL    Owner Occupied       Single Family       62.8   Full Documentation   5657 SE 171ST AVE
30 YR DEAL    Owner Occupied       Single Family       74.8   Full Documentation   181 CENTER'S POINT RD
30 YR DEAL    Owner Occupied       Single Family       61.9   Full Documentation   11100 BIRCH POINTE RD
30 YR DEAL    Second Home          Single Family         80   Full Documentation   1497 HEATHERD
30 YR DEAL    Owner Occupied       Single Family         70   Full Documentation   419 NE 2ND A
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   100 BOND ST
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   5837 NW 123RD
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   2786 1ST STREET
30 YR DEAL    Owner Occupied       Single Family      99.33     Alternate Doc      2527 NADYNE DRIVE
30 YR DEAL    Owner Occupied       PUD                   80   Full Documentation   2234 E BLUESTEM LANE
30 YR DEAL    Owner Occupied       Single Family      109.3      Streamlined       6470 SALMON CREEK ROAD
30 YR DEAL    Owner Occupied       Single Family       74.6   Full Documentation   220 GOLDEN BEACH DRIVE
30 YR DEAL    Owner Occupied       Single Family       74.1     Alternate Doc      5820 E TWIN CREEK ROAD
30 YR DEAL    Owner Occupied       Single Family         96   Full Documentation   177 SMUTTY LANE ROAD
30 YR DEAL    Owner Occupied       Single Family      100.7   Full Documentation   100 LAWLOR LANE
30 YR DEAL    Second Home          Single Family       75.9     Alternate Doc      100 SCHRAFT CIRCLE
30 YR DEAL    Second Home          Single Family       61.9   Full Documentation   94 GENOES POINT ROAD
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   3707 SULPHUR SPRINGS ROAD
30 YR DEAL    Owner Occupied       PUD                 86.8     Alternate Doc      27090 COURTLAND MEADOWS
30 YR DEAL    Owner Occupied       Condo               97.6     Alternate Doc      27469 149TH AVENUE SE UNIT 48
30 YR DEAL    Owner Occupied       Single Family       72.9     Alternate Doc      2660 LOYOLA CIRCLE NW
30 YR DEAL    Owner Occupied       Condo               77.2     Alternate Doc      101 N MAIN ST #903A & 903B
30 YR DEAL    Owner Occupied       Condo                 80     Alternate Doc      2200 FALLEN OAKS
30 YR DEAL    Owner Occupied       Single Family      104.7   Full Documentation   232 HEWITT AVENUE, C/O
30 YR DEAL    Owner Occupied       PUD                   47   Full Documentation   27787 CAMARGO DRIVE
30 YR DEAL    Owner Occupied       Single Family       65.6     Alternate Doc      3816 SPRING VALLEY TRAIL
30 YR DEAL    Owner Occupied       Single Family         70     Alternate Doc      24400 SE 103RD STREET
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   9420 SOUTHEAST 5TH STREET
30 YR DEAL    Owner Occupied       Single Family       71.7   Full Documentation   1666 GRASSY LANE
30 YR DEAL    Owner Occupied       Single Family       55.6     Alternate Doc      25 CROSSWAYS
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   1839 40TH AVENUE EAST
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      909 W. STAFFORD DRIVE
30 YR DEAL    Owner Occupied       Single Family       19.3   Full Documentation   13535 476TH AVENUE SOUTHEAST
30 YR DEAL    Owner Occupied       Single Family       76.9     Alternate Doc      5055 TAFT PLACE RD
30 YR DEAL    Owner Occupied       Single Family       77.9   Full Documentation   10472 MACKENZIE WAY
30 YR DEAL    Owner Occupied       Single Family        100   Full Documentation   4602 SANDWICH COURT
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      8535 ST IVES PLACE
30 YR DEAL    Owner Occupied       Single Family         90     Alternate Doc      1241 MARTIN DRIVE
30 YR DEAL    Missing              Single Family         80        Missing         HAWK DRIVE
30 YR DEAL    Owner Occupied       Single Family       58.8     Alternate Doc      4121 BELLMONT PLACE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   CENTERVILLE TRAIL
30 YR DEAL    Owner Occupied       Single Family       65.6     Alternate Doc      3820 CHEVIOT WAY SOUTH
30 YR DEAL    Owner Occupied       Single Family       63.8     Alternate Doc      17147 OLD RIVER ROAD
30 YR DEAL    Owner Occupied       Single Family       78.7     Alternate Doc      4305 LYON DRIVE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      17432 DEEPVIEW DR.
30 YR DEAL    Owner Occupied       Single Family       86.3   Full Documentation   ROUTE 5 MERCER ROAD
30 YR DEAL    Owner Occupied       Single Family       78.8   Full Documentation   15900 BRANCH WATER
30 YR DEAL    Second Home          PUD                 81.5   Full Documentation   18092 SE OLD TRAIL DRIVE
30 YR DEAL    Second Home          Single Family         80     Alternate Doc      265 TOBIN CREEK
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   54915 COLONIAL RIDGE
30 YR DEAL    Owner Occupied       Single Family       77.8   Full Documentation   3165 WILLOW LANE
30 YR DEAL    Owner Occupied       Single Family       64.9   Full Documentation   909 SW SCHAEFFER ROAD
30 YR DEAL    Owner Occupied       Single Family       55.6     Alternate Doc      1107 LAURELWOOD DRIVE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      7689 LAKE ROAD
30 YR DEAL    Missing              Single Family       56.4        Missing         3584 HAMILTON DRIVE
30 YR DEAL    Owner Occupied       Single Family       77.6     Alternate Doc      58897 RIVER FOREST DRIVE
30 YR DEAL    Owner Occupied       Single Family         87   Full Documentation   WOODS HOLLOW ROAD
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      6993 N SPURWING WAY
30 YR DEAL    Owner Occupied       Single Family       89.6     Alternate Doc      2394 PETERS ROAD
30 YR DEAL    Owner Occupied       Single Family       57.6   Full Documentation   KISSEE COURT
30 YR DEAL    Owner Occupied       Single Family       89.3   Full Documentation   1602 WEST 161ST STREET
30 YR DEAL    Owner Occupied       PUD                 79.8   Full Documentation   6949 N SPURWING WAY
30 YR DEAL    Owner Occupied       Single Family       66.7   Full Documentation   22200 CHINOOK ROAD
30 YR DEAL    Owner Occupied       Single Family       99.1   Full Documentation   7748 SEWARD PARK AVENUE SOUTH
30 YR DEAL    Owner Occupied       Single Family       71.6   Full Documentation   386 BEECHNUT HILL
30 YR DEAL    Owner Occupied       Single Family       71.9     Alternate Doc      7 DIAMOND SOUTH RANCH
30 YR DEAL    Second Home          Single Family       73.3     Alternate Doc      426 GRANADA GLEN
30 YR DEAL    Second Home          Single Family       72.4     Alternate Doc      15340 SOUTH SHORE ROAD
30 YR DEAL    Owner Occupied       Single Family       73.6     Alternate Doc      3594 SW LAKEVIEW BOULEVARD
30 YR DEAL    Owner Occupied       PUD                 44.7     Alternate Doc      10 SHAKER BAY ROAD
30 YR DEAL    Owner Occupied       Single Family        103   Full Documentation   RD #2 BOX 526B ROUTE 199 WEST
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      8631 NATIONAL RD SW
30 YR DEAL    Owner Occupied       Single Family      101.3     Alternate Doc      14404 TOKAY AVENUE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      5166 CANTERBURY DRIVE
30 YR DEAL    Second Home          Condo               77.5     Alternate Doc      8030 FIRST COAST HIGHWAY,#209
30 YR DEAL    Owner Occupied       Single Family        103   Full Documentation   55 HOOKE ROAD
30 YR DEAL    Owner Occupied       Single Family       79.9     Alternate Doc      5280 BEAN BLOSSOM ROAD
30 YR DEAL    Owner Occupied       Single Family       89.9   Full Documentation   12 WILD RUN
30 YR DEAL    Owner Occupied       Single Family         60     Alternate Doc      1334 JACOBSON BOULEVARD
30 YR DEAL    Owner Occupied       Single Family       75.7     Alternate Doc      2515 MONTAVISTA PLACE WEST
30 YR DEAL    Second Home          Single Family         80     Alternate Doc      13164 PERSONS ROAD
30 YR DEAL    Owner Occupied       Single Family      100.9     Alternate Doc      4096 BELL AVENUE
30 YR DEAL    Owner Occupied       Condo                 80   Full Documentation   1475 WESTHAVEN DRIVE UNIT 36
30 YR DEAL    Owner Occupied       PUD                   80   Full Documentation   727 N MORNINGSIDE WAY
30 YR DEAL    Second Home          Single Family         80     Alternate Doc      4444 MT. MARIA ROAD
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   10 SHELDON PLACE
30 YR DEAL    Second Home          PUD                   50   Full Documentation   2 MANOR FOREST HIGHLANDS
30 YR DEAL    Owner Occupied       Single Family        101     Alternate Doc      688 WILLOWBROOK DRIVE
30 YR DEAL    Owner Occupied       PUD                   80   Full Documentation   2631 W CONIFER DRIVE
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      200 E BRAEMERE
30 YR DEAL    Missing              Single Family       64.3        Missing         14221 SE 266TH STREET
30 YR DEAL    Second Home          PUD                   56     Alternate Doc      10040 E HAPPY VALLEY RD UNIT 1
30 YR DEAL    Owner Occupied       Single Family       79.4     Alternate Doc      1848 N CLARENDON WAY
30 YR DEAL    Owner Occupied       Single Family       39.8     Alternate Doc      20 FARMSTEAD LANE
30 YR DEAL    Missing              Single Family       45.5        Missing         11025 WING POINT WAY
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   12984 MARINER COURT
30 YR DEAL    Owner Occupied       Single Family       98.1   Full Documentation   1232 NORTH MAIN STREET
30 YR DEAL    Missing              Single Family         43        Missing         12953 GREENLEAF STREET
30 YR DEAL    Owner Occupied       Single Family         90     Alternate Doc      30 CLIFF ROAD
30 YR DEAL    Owner Occupied       Single Family         50     Alternate Doc      3865 W MERCER WAY N.E.
30 YR DEAL    Owner Occupied       Single Family       71.2     Alternate Doc      5741 SW PATTON ROAD
30 YR DEAL    Second Home          Single Family       53.9     Alternate Doc      5483 EAST LAKE ROAD
30 YR DEAL    Owner Occupied       Single Family         95     Alternate Doc      6400 HEISE ROAD T/O CHERYL
30 YR DEAL    Owner Occupied       Single Family       63.2   Full Documentation   5047 88TH AVENUE SE
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   19331 DUTCH GAP ROAD
30 YR DEAL    Owner Occupied       PUD                 77.2     Alternate Doc      4691 N QUAIL TERRACE PLACE
30 YR DEAL    Second Home          Single Family         80     Alternate Doc      CLUB HILL BOULEVARD
30 YR DEAL    Owner Occupied       PUD                   80     Alternate Doc      9350 W RIVERSIDE DRIVE
30 YR DEAL    Owner Occupied       Single Family       78.9     Alternate Doc      7859 CAHILL ROAD
30 YR DEAL    Owner Occupied       Single Family       53.3     Alternate Doc      22056 LAKE RD
30 YR DEAL    Owner Occupied       Single Family      101.1     Alternate Doc      2305 W SPAULDING STREET
30 YR DEAL    Owner Occupied       Single Family       79.3     Alternate Doc      63 NEWTOWN ROAD
30 YR DEAL    Owner Occupied       Single Family         74     Alternate Doc      125 GREENTREE RD
30 YR DEAL    Owner Occupied       Single Family       52.4     Alternate Doc      5920 HUNT STREET NW
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      2936 NORTHAMPTON ROAD
30 YR DEAL    Owner Occupied       PUD                102.4     Alternate Doc      12485 W ENGLEMANN DRIVE
30 YR DEAL    Owner Occupied       Single Family       99.8     Alternate Doc      27471 COBBLESTONE WAY
30 YR DEAL    Owner Occupied       Single Family       84.9     Alternate Doc      5831 PACKARD LANE NE
30 YR DEAL    Owner Occupied       Single Family       99.2     Alternate Doc      809 LIBERTY STREET
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      777 ALLENS CREEK ROAD
30 YR DEAL    Owner Occupied       Single Family       79.3     Alternate Doc      1212 VIA DEL MAR
30 YR DEAL    Owner Occupied       Single Family       54.9   Full Documentation   7438 W MERCER WAY
30 YR DEAL    Owner Occupied       Single Family       73.5     Alternate Doc      11744 HILLSIDE DRIVE
30 YR DEAL    Owner Occupied       PUD                 63.5     Alternate Doc      4274 N NINES RIDGE LANE
30 YR DEAL    Owner Occupied       Single Family        100   Full Documentation   12022 5TH AVENUE NORTHEAST
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      2585 E GREYSTONE COURT
30 YR DEAL    Owner Occupied       Single Family        100   Full Documentation   70 HARDING ROAD
30 YR DEAL    Owner Occupied       Single Family         55     Alternate Doc      205 N SUMMIT RIDGE DRIVE
30 YR DEAL    Owner Occupied       Single Family       99.1   Full Documentation   2101 BERKLEY
30 YR DEAL    Owner Occupied       PUD                 79.9     Alternate Doc      313 MILLRIDGE DRIVE
30 YR DEAL    Owner Occupied       Single Family         73   Full Documentation   16101 PARELIUS CIRCLE
30 YR DEAL    Owner Occupied       Single Family        102     Alternate Doc      435 CAPEN BOULEVARD
30 YR DEAL    Owner Occupied       Single Family       62.5     Alternate Doc      61255 HOWELL DR
30 YR DEAL    Owner Occupied       Single Family      100.7     Alternate Doc      1154 MARYLYNN WAY
30 YR DEAL    Owner Occupied       Single Family       82.5     Alternate Doc      215 SUYDAM LANE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      317 S DAWSON AVE
30 YR DEAL    Owner Occupied       Single Family        102     Alternate Doc      20 WILLIAM STREET
30 YR DEAL    Owner Occupied       Single Family       71.4     Alternate Doc      801 YORK STREET
30 YR DEAL    Owner Occupied       Single Family       76.6     Alternate Doc      4540 COACH RD
30 YR DEAL    Owner Occupied       Single Family         90     Alternate Doc      31202 SE 64TH STREET
30 YR DEAL    Owner Occupied       PUD                 71.9   Full Documentation   5484 159TH PLACE
30 YR DEAL    Owner Occupied       Condo               59.4     Alternate Doc      150 COLUMBUS AVENUE UNIT 18F
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      20 GROVE STREET
30 YR DEAL    Second Home          Single Family       15.9     Alternate Doc      470 N BIGWOOD DRIVE
30 YR DEAL    Second Home          Single Family       71.6     Alternate Doc      152 BLAZING TREE ROAD
30 YR DEAL    Owner Occupied       Single Family       63.6     Alternate Doc      364 A HOUGHTONVILLE RD
30 YR DEAL    Owner Occupied       Single Family         90     Alternate Doc      18052 HOBBIT COURT
30 YR DEAL    Owner Occupied       Single Family       66.5     Alternate Doc      280 HICKORY HILLS DRIVE
30 YR DEAL    Owner Occupied       Single Family       79.8     Alternate Doc      2560 FORESTVALE RD
30 YR DEAL    Second Home          Single Family       99.5     Alternate Doc      ATATEKA DRIVE
30 YR DEAL    Owner Occupied       Single Family       95.1     Alternate Doc      36 RYANS RUN
30 YR DEAL    Owner Occupied       Condo                100     Alternate Doc      525 W 3RD AVENUE UNIT 1
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      30118 4TH AVENUE EAST
30 YR DEAL    Owner Occupied       Single Family       77.4   Full Documentation   2 CHERRY LANE
30 YR DEAL    Owner Occupied       Single Family         90     Alternate Doc      3 PINE GROVE LANE
30 YR DEAL    Second Home          PUD                   80     Alternate Doc      8357 E SUNNYSIDE DRIVE
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      289 DICKSON POINT ROAD
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      23000 2ND FORK ROAD
30 YR DEAL    Owner Occupied       2-4 Family         100.7     Alternate Doc      352 SECOND STREET
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   5350 DEERFIELD AVENUE NW
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      1425 STRUBLE AVENUE N E
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      218 POPLAR STREET
30 YR DEAL    Owner Occupied       Single Family      100.2     Alternate Doc      6511 POPLAR STREET
30 YR DEAL    Owner Occupied       Single Family      100.2     Alternate Doc      607 IOWA
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      6921 CAPE LISBURNE LOOP
30 YR DEAL    Owner Occupied       Single Family       77.1     Alternate Doc      8456 SW MAPLE RIDGE DRIVE
30 YR DEAL    Owner Occupied       Single Family       87.9     Alternate Doc      1481 LARCHMONT ROAD
30 YR DEAL    Owner Occupied       Condo                100     Alternate Doc      301 EAST 2700 SOUTH #19
30 YR DEAL    Owner Occupied       Single Family         95     Alternate Doc      17512 SHELBURNE ROAD
30 YR DEAL    Owner Occupied       Condo                100     Alternate Doc      5235 S GLENDON STREET #K-1
30 YR DEAL    Owner Occupied       Single Family       99.9     Alternate Doc      9025 EAST 50TH S
30 YR DEAL    Second Home          Single Family         80     Alternate Doc      2438/2442 BASEVIEW DRIVE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      2783 TABLE ROCK ROAD
30 YR DEAL    Owner Occupied       Condo                100     Alternate Doc      5235 S GLENDON STREET #C-2
30 YR DEAL    Owner Occupied       Condo                100     Alternate Doc      3739 SOUTH 700 EAST #103
30 YR DEAL    Owner Occupied       Condo               99.9     Alternate Doc      2220 E MURRAY HOLLADAY RD #76
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      7615 LAKE O'SPRINGS AVE. NW
30 YR DEAL    Owner Occupied       Single Family         75     Alternate Doc      17600 NE OLDS LANE
30 YR DEAL    Owner Occupied       Single Family       69.2     Alternate Doc      241 S ST RD 2
30 YR DEAL    Owner Occupied       Single Family         90     Alternate Doc      492 MISTY LANE
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      79 LEICESTER ROAD
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      8045 SHAWNEE RUN ROAD
30 YR DEAL    Owner Occupied       PUD                 89.9   Full Documentation   6171 NORTH 29TH PLACE
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      1394 GABRIOLA CT
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      810 KELSEY COURT
30 YR DEAL    Owner Occupied       Single Family       45.7     Alternate Doc      630 11TH AVE W
30 YR DEAL    Owner Occupied       Single Family         75     Alternate Doc      14014 SAGE CT
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   9461 WALNUT HALL DRIVE
30 YR DEAL    Owner Occupied       Single Family       42.6   Full Documentation   1207 208TH AVE SE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      10547 EVANSTON AVENUE N
30 YR DEAL    Owner Occupied       Single Family       59.6     Alternate Doc      10550 SOUTH KELLAND COURT
30 YR DEAL    Owner Occupied       Single Family       89.5     Alternate Doc      239 PARK AVENUE
30 YR DEAL    Owner Occupied       Single Family         97     Alternate Doc      2532 SEQUOIA COURT
30 YR DEAL    Second Home          Single Family         90     Alternate Doc      S1 SADDLE RIDGE PHASE IV
30 YR DEAL    Owner Occupied       Single Family         71     Alternate Doc      7966 INDIAN HILL ROAD WEST
30 YR DEAL    Owner Occupied       Single Family       68.8     Alternate Doc      900 W ELKHORN AVE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   87 BAYVIEW AVENUE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   22550 NE 99TH WAY
30 YR DEAL    Second Home          Single Family         75     Alternate Doc      530 N HOLOKAI
30 YR DEAL    Second Home          Single Family         80   Full Documentation   1083 MCKEAN CIR.
30 YR DEAL    Non-Owner Occupied   Single Family       62.5     Alternate Doc      315 WOODSIDE
30 YR DEAL    Owner Occupied       Single Family         75     Alternate Doc      30 SPOONBILL RD
30 YR DEAL    Owner Occupied       Single Family       70.9     Alternate Doc      10462 E PRENICE AVENUE
30 YR DEAL    Owner Occupied       Single Family       74.9     Alternate Doc      16907 WOODLAND HILLS DR
30 YR DEAL    Owner Occupied       Single Family       34.5   Full Documentation   79 TINGLER ISLAND
30 YR DEAL    Second Home          Condo               47.6     Alternate Doc      1734 GOLF COURSE LANE #67
30 YR DEAL    Owner Occupied       Single Family       94.6     Alternate Doc      11709 SE BOISE ST
30 YR DEAL    Non-Owner Occupied   Single Family         75   Full Documentation   4122 WHITMAN AVE N
30 YR DEAL    Second Home          Single Family         80     Alternate Doc      921  TAKHOMA FARM LN
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      3919 SABLE RIDGE DRIVE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      2308 WALNUT AVE SW
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      8 ACRON DRIVE
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      6526 MOORE DRIVE
30 YR DEAL    Second Home          Condo                 80     Alternate Doc      49-545 AVENIDA VISTA BONITA
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      627 POST AVENUE
30 YR DEAL    Owner Occupied       Single Family       75.8   Full Documentation   7224 LAUREL AVENUE
30 YR DEAL    Owner Occupied       Single Family       60.5     Alternate Doc      181 JONNY CAKE LANE
30 YR DEAL    Owner Occupied       Single Family       55.8   Full Documentation   13219 SW DEERFIELD COURT
30 YR DEAL    Owner Occupied       Single Family         75   Full Documentation   9629 E TOM TOM DRIVE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   952 GENESEE RD
30 YR DEAL    Owner Occupied       Single Family       46.4     Alternate Doc      17379 SW CANAL CIRCLE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   33222 CANAAN ROAD
30 YR DEAL    Owner Occupied       Single Family       75.9     Alternate Doc      6026 105TH AVENUE NE
30 YR DEAL    Owner Occupied       Single Family        100     Alternate Doc      8142 SALT SPRINGS ROAD
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      3112 SW DOSCH RD
30 YR DEAL    Owner Occupied       Single Family       99.5     Alternate Doc      5415 THORNBROOK TRAIL
30 YR DEAL    Second Home          Single Family         75     Alternate Doc      4424 STREAMSIDE CIRCLE
30 YR DEAL    Owner Occupied       Single Family       84.8     Alternate Doc      1468 BEVERLY DRIVE
30 YR DEAL    Second Home          Single Family       63.9     Alternate Doc      1240 DOLPHIN BAYWAY #502
30 YR DEAL    Owner Occupied       PUD                   75     Alternate Doc      7 REGENCY DRIVE
30 YR DEAL    Owner Occupied       Single Family         75     Alternate Doc      7539 SIESTA HILLS COURT
30 YR DEAL    Owner Occupied       Single Family       84.8     Alternate Doc      36W 772&6 WHISPERING TRIL
30 YR DEAL    Owner Occupied       Single Family         75     Alternate Doc      347 LOUDONVILLE ROAD
30 YR DEAL    Owner Occupied       Single Family         80     Alternate Doc      5521 WEST HOLLILYNN DRIVE
30 YR DEAL    Owner Occupied       Single Family       69.8   Full Documentation   STATE HIGHWAY #80
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   2887 ISTRA LANE
30 YR DEAL    Owner Occupied       Single Family       84.3   Full Documentation   8134 GOLDEN OAK CIRCLE
30 YR DEAL    Owner Occupied       Single Family         67   Full Documentation   8592 HUNTS POINT LANE
30 YR DEAL    Owner Occupied       Single Family       77.6   Full Documentation   2720 EAST 1600 NORTH
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   6390 SW RICHEY LANE
30 YR DEAL    Owner Occupied       PUD                 77.6   Full Documentation   9306 NW WILEY LANE
30 YR DEAL    Owner Occupied       Single Family      100.9   Full Documentation   BOG ROAD
30 YR DEAL    Owner Occupied       Single Family       79.1   Full Documentation   315 SCHMEIZER LANE
30 YR DEAL    Owner Occupied       Single Family       75.2   Full Documentation   4836 SW FAIRHAVEN DRIVE
30 YR DEAL    Owner Occupied       Single Family         97   Full Documentation   10870 SASBRE H
30 YR DEAL    Second Home          Single Family         80   Full Documentation   9100 OLD GEOR
30 YR DEAL    Owner Occupied       Single Family         66   Full Documentation   2 MILES EA
30 YR DEAL    Second Home          2-4 Family            90   Full Documentation   2 JACKSON
30 YR DEAL    Owner Occupied       Single Family         74   Full Documentation   2222 10TH AVE
30 YR DEAL    Owner Occupied       2-4 Family            78   Full Documentation   1250 VAN BURE
30 YR DEAL    Owner Occupied       Single Family         75   Full Documentation   502 OAK DRIV
30 YR DEAL    Second Home          2-4 Family            75   Full Documentation   2000 LITTLE R
30 YR DEAL    Owner Occupied       Single Family         77   Full Documentation   3118 ALMOND R
30 YR DEAL    Owner Occupied       2-4 Family            95   Full Documentation   900 BITNER R
30 YR DEAL    Owner Occupied       Single Family         87   Full Documentation   741 SHOREWOO
30 YR DEAL    Second Home          Single Family         53   Full Documentation   2909 PORTSMOU
30 YR DEAL    Non-Owner Occupied   Single Family         58   Full Documentation   28 TEAL CR
30 YR DEAL    Owner Occupied       Single Family         97   Full Documentation   9444 PERTH CI
30 YR DEAL    Owner Occupied       Single Family         62   Full Documentation   14364 NOLEN LA
30 YR DEAL    Non-Owner Occupied   2-4 Family            44   Full Documentation   730B LAGOON D
30 YR DEAL    Owner Occupied       Single Family        101   Full Documentation   6060 DEER DR
30 YR DEAL    Second Home          2-4 Family            90   Full Documentation   22940 10TH AVE
30 YR DEAL    Owner Occupied       Single Family         97   Full Documentation   1248 ASHLAND
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   1046 7TH AVENUE S
30 YR DEAL    Owner Occupied       Single Family         94   Full Documentation   5353 ARCADIA
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   3311 MIDDLEBR
30 YR DEAL    Owner Occupied       2-4 Family            80   Full Documentation   217-44 100TH AV
30 YR DEAL    Owner Occupied       Single Family         70   Full Documentation   21 HOG HEAD
30 YR DEAL    Owner Occupied       Single Family         71   Full Documentation   407 CANVASBA
30 YR DEAL    Owner Occupied       Single Family         65   Full Documentation   4110 MARGARET
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   1701 SIANO LO
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   15 MORTON S
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   12117 JOAN DRI
30 YR DEAL    Owner Occupied       Single Family         52   Full Documentation   14 GORHAM L
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   1505 BRITISH
30 YR DEAL    Owner Occupied       Single Family         90   Full Documentation   1801 HAWTHORN
30 YR DEAL    Owner Occupied       Single Family         84   Full Documentation   2796 ZION ROA
30 YR DEAL    Owner Occupied       Single Family         70   Full Documentation   2023 BROADWAY
30 YR DEAL    Second Home          2-4 Family            90   Full Documentation   5003 GROVE ST
30 YR DEAL    Second Home          Single Family         95   Full Documentation   2407 SHERIDAN
30 YR DEAL    Owner Occupied       Single Family         95   Full Documentation   4133 SHELTER
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   8235 JUPITER
30 YR DEAL    Owner Occupied       Single Family         79   Full Documentation   3331 WINCHEST
30 YR DEAL    Owner Occupied       Single Family         73   Full Documentation   258&26 19 RD
30 YR DEAL    Second Home          2-4 Family            90   Full Documentation   10869 ANSLEY A
30 YR DEAL    Non-Owner Occupied   Single Family         73   Full Documentation   407 PLANTATI
30 YR DEAL    Owner Occupied       2-4 Family            95   Full Documentation   30 GEORGIA
30 YR DEAL    Owner Occupied       Single Family         75   Full Documentation   690 7TH STRE
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   12734 DAKOTA A
30 YR DEAL    Owner Occupied       Single Family         85   Full Documentation   19810 SOUTH DA
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   755 NORTH LI
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   635 GETTYSBU
30 YR DEAL    Non-Owner Occupied   Single Family         70   Full Documentation   974 VASSAR A
30 YR DEAL    Owner Occupied       Single Family         70   Full Documentation   272 THIRD AV
30 YR DEAL    Second Home          2-4 Family            85   Full Documentation   82-553 DELANO D
30 YR DEAL    Owner Occupied       2-4 Family            32   Full Documentation   305 SIXTH AV
30 YR DEAL    Second Home          2-4 Family            90   Full Documentation   64-66 BEDFORD
30 YR DEAL    Owner Occupied       Single Family        100   Full Documentation   4322 LINCOLN AVE
30 YR DEAL    Non-Owner Occupied   2-4 Family            65   Full Documentation   198 CALABRIA
30 YR DEAL    Owner Occupied       Single Family         71   Full Documentation   15895 ARMSBY L
30 YR DEAL    Owner Occupied       Single Family         80   Full Documentation   633 SEAGIRT
30 YR DEAL    Owner Occupied       Single Family         75   Full Documentation   11889 RINEHART
30 YR DEAL    Owner Occupied       Single Family         70   Full Documentation   15312 NIMES CI
30 YR DEAL    Owner Occupied       Single Family      102.3   Full Documentation   FRENCHVILLE RD
30 YR DEAL    Owner Occupied       Single Family        102   Full Documentation   9 BARTLETT ST
30 YR DEAL    Owner Occupied       Single Family         50   Full Documentation   WARD HILL RD

(TABLE CONTINUED)

  Group           City                          State    Zip      Last Name                      First Name
-----------------------------------------------------------------------------------------------------------
30 YR DEAL    NOVELTY                             OH     44072    O'TOOLE                        CHARLES
30 YR DEAL    DOWLING                             OH     43551    SALEH                          MOHAMAD
30 YR DEAL    WELD                                ME      4285    LEE                            RAYMOND
30 YR DEAL    ALBANY                              NY     12211    GILDAY                         PATRICK
30 YR DEAL    ANN ARBOR                           MI     48105    DAVIS                          WILLIAM
30 YR DEAL    BENTLEYVILLE                        OH     44139    TUASON                         MAURO
30 YR DEAL    COLUMBUS                            OH     43213    WATKINS                        LAWRENCE
30 YR DEAL    CINCINNATI                          OH     45249    WHITFIELD                      MELVIN
30 YR DEAL    TOLEDO                              OH     43615    TUSCHMAN                       JAMES
30 YR DEAL    LOVELAND                            CO     80537    MCMAHILL                       BRIAN
30 YR DEAL    ISLAMORDA                           FL     33036    BAUER                          SALLY
30 YR DEAL    DENVER                              CO     80206    MARTIN                         JAMES
30 YR DEAL    BOISE                               ID     83703    PAUL                           JOHN
30 YR DEAL    WOODBURY                            NY     11797    OFEK                           YUVAL
30 YR DEAL    FORT COLLINS                        CO     80525    BUNTEN                         STEVEN
30 YR DEAL    LANCASTER                           OH     43130    WELLNER                        JOHN
30 YR DEAL    BELLEVUE                            WA     98006    URBAN                          MICHAEL
30 YR DEAL    LA QUINTA                           CA     92253    CRAKER                         GERALD
30 YR DEAL    SPRINGVALE                          ME      4083    DUFFY                          FRANCIS
30 YR DEAL    ANDERSON                            IN     46011    SNYDER                         THOMAS
30 YR DEAL    RICHFIELD                           OH     44313    TIPTON                         JAMES
30 YR DEAL    GRANGER                             IN     46530    BEYER                          ROBERT
30 YR DEAL    ASPEN                               CO     81611    HERNANDEZ                      CECIL
30 YR DEAL    NAPPANEE                            IN     46550    WEGMILLER                      TODD
30 YR DEAL    FOX IS                              WA     98333    BYRNE                          KEVIN
30 YR DEAL    POWELL                              OH     43065    FARNEMAN                       ROY
30 YR DEAL    CINCINNATI                          OH     45208    SUBRAMANYA                     MRIDULA
30 YR DEAL    SEATTLE                             WA     98102    O'FARRELL                      BRENDAN
30 YR DEAL    BURR RIDGE                          IL     60521    WOLFERT                        FREDERICK
30 YR DEAL    TOLEDO                              OH     43613    WOLFE                          GENE
30 YR DEAL    PUYALLUP                            WA     98374    HAVSY                          SCOTT
30 YR DEAL    GOSHEN                              IN     46526    INC.                           LACASA OF
30 YR DEAL    COATS                               NC     27521    OVERBEE                        DAVID
30 YR DEAL    PORTLAND                            OR     97229    DAVENPORT                      WILLIAM
30 YR DEAL    ROCHESTER                           MN     55901    GOODNOW                        JONATHON
30 YR DEAL    MOUNTAIN VILLAGE                    CO     81435    FJELDSTAD                      ROBERT
30 YR DEAL    BUCKS BRIDGE                        NY     13617    DOX                            DAVID
30 YR DEAL    RANCHO BERNARDO                     CA     92128    SOLEIMANPOUR                   MEHDI
30 YR DEAL    GIG HARBOR                          WA     98335    SHIELDS                        WILLIAM
30 YR DEAL    BOISE                               ID     83706    GIBSON                         SAMUEL
30 YR DEAL    ITALY                               TX     76651    CLARK                          GARY
30 YR DEAL    PEPPER PIKE                         OH     44122    ADZICH                         BRANKO
30 YR DEAL    PORTLAND                            OR     97201    JEDDELOH                       JAMES
30 YR DEAL    CLEVELAND                           OH     44109    FLORES                         RAMONE
30 YR DEAL    STAMFORD                            CT      6903    DEBRULE                        ALTHEA
30 YR DEAL    RUSSELL                             OH     44022    HAMMER                         DONALD
30 YR DEAL    HUNTINGTON                          NY     11743    IVANOV                         GEORGII
30 YR DEAL    BELLINGHAM                          WA     98226    ERVIN                          WARREN
30 YR DEAL    BREMERTON                           WA     98312    CLEMEN                         JAMES
30 YR DEAL    CLEVELAND                           OH     44110    STEPLIGHT                      CAROLYN
30 YR DEAL    SALEM                               OR     97302    SMITH                          BOB
30 YR DEAL    PORTLAND                            OR     97229    BRILES                         JOHN
30 YR DEAL    LOUISVILLE                          NY     13662    FREDERICKS                     FRANCOIS
30 YR DEAL    CUMBERLAND                          ME      4110    BRODER                         JAMES
30 YR DEAL    MERIDIAN                            ID     83642    MCCLURE                        MONTE
30 YR DEAL    PORTLAND                            OR     97225    FRUECHTEL                      THOMAS
30 YR DEAL    CENTERVILLE                         OH     45458    DUNSKY                         MARTIN
30 YR DEAL    DELMAR                              NY     12054    MACOMBER                       E
30 YR DEAL    MANCHESTER                          NH      3104    SPENCE                         ANGELA
30 YR DEAL    BELLEVUE                            WA     98006    MATTSON                        NORMAN
30 YR DEAL    PORTLAND                            OR     97225    OPSAHL                         JOSEPH
30 YR DEAL    ANCHORAGE                           AK     99516    DARBY                          EDWIN
30 YR DEAL    SEATTLE                             WA     98112    HERMER                         NEVIL
30 YR DEAL    GATES MILLS                         OH     44040    BROWN                          SCOTT
30 YR DEAL    CINCINNATI                          OH     45208    SCHLEGEL                       JOHN
30 YR DEAL    CHARLOTTE                           VT      5445    SIEGEL                         CHARLES
30 YR DEAL    NEW SCOTLAND                        NY     12186    LECHOWICZ                      ANDRZEJ
30 YR DEAL    GIRARD                              OH     44420    MICHAELS                       RICHARD
30 YR DEAL    MCCALL                              ID     83638    SCHRANDT                       RICHARD
30 YR DEAL    BOISE                               ID     83702    SHEA                           KEVIN
30 YR DEAL    PORTLAND                            OR     97225    JARVIS                         PETER
30 YR DEAL    RUSSELL                             OH     44072    DONAHEY                        ROBERT
30 YR DEAL    PITTSFIELD TOWNSHIP                 MI     48108    RODRIGUEZ                      ALBERT
30 YR DEAL    LOUDONVILLE                         NY     12211    GOLDSTOCK                      LEONARD
30 YR DEAL    RED HOOK                            NY     12571    NUSSBAUM                       ABRAHAM
30 YR DEAL    T O MIDDLEFIELD                     NY     13326    MOFFAT                         J
30 YR DEAL    TACOMA                              WA     98422    WELLS                          CONNER
30 YR DEAL    SAN MATEO                           CA     94403    KAUFMAN                        CAROL
30 YR DEAL    SOUTH PORTLAND                      ME      4106    CRANGLE                        WILLIAM
30 YR DEAL    AMHERST                             NY     14226    FORS                           RICHARD
30 YR DEAL    CAPE ELIZABETH                      ME      4107    MOWERS                         CAROLYN
30 YR DEAL    LONG BRANCH                         WA     98351    WIENER                         NEIL
30 YR DEAL    FORT MORGAN                         CO     80701    FRINK                          SHAWN
30 YR DEAL    BONITA SPRINGS                      FL     34134    BRUCE                          EARLE
30 YR DEAL    HAWTHORNE                           CA     90250    MENASHE                        DAVID
30 YR DEAL    CLIFTON PARK                        NY     12065    YAKE                           J.
30 YR DEAL    ROCHESTER                           NY     14618    GREENE                         ROBERT
30 YR DEAL    PARADISE VALLEY                     AZ     85253    LENNON                         JOHN
30 YR DEAL    ENGLEWOOD                           CO     80110    CUDAHY                         EDWARD
30 YR DEAL    GRAHAM                              WA     98338    RADFORD                        MARVIN
30 YR DEAL    GEARHART                            OR     97138    CARLSON                        DANIEL
30 YR DEAL    ERIEVILLE                           NY     13061    BARROWS                        GEORGE
30 YR DEAL    DAYTON                              OH     45419    DEWBERRY                       BELINDA
30 YR DEAL    PORTLAND                            OR     97210    SMITH                          ANDREW
30 YR DEAL    CINCINNATI                          OH     45208    GORDON                         ABRAM
30 YR DEAL    FRIDAY HARBOR                       WA     98250    BUCK                           STEVEN
30 YR DEAL    PORTLAND                            OR     97217    CARVER                         KELLY
30 YR DEAL    HUNTING VALLEY                      OH     44022    MAYNARD                        ROBERT
30 YR DEAL    INDEPENDENCE                        OH     44131    KLUBNIK                        GARY
30 YR DEAL    HOLLAND                             OH     43528    CAUFFIEL                       FORD
30 YR DEAL    PAYSON                              AZ     85541    RICHARDS                       JOY
30 YR DEAL    SWANTON                             OH     43558    REID                           RONALD
30 YR DEAL    SANDY                               UT     84092    FISCHER                        NOLAN
30 YR DEAL    RIVERTON                            UT     84065    HOLT                           GOLDEN
30 YR DEAL    PORTLAND                            OR     97229    LEDBETTER                      GORDON
30 YR DEAL    BELLINGHAM                          WA     98226    KUKES                          WILBUR
30 YR DEAL    VLG OF MORAVIA                      NY     13118    PORTZLINE                      FREDRIC
30 YR DEAL    TOLEDO                              OH     43615    ZAKERI                         AHMAD
30 YR DEAL    TOLEDO                              OH     43623    BOGGS                          JOHN
30 YR DEAL    LOCKPORT                            NY     14094    KRON                           CHARLES
30 YR DEAL    SANDY                               UT     84092    ZIMMERMAN                      JOHN
30 YR DEAL    SEA CLIFF                           NY     11579    FLEISHMAN                      MADELINE
30 YR DEAL    ELKHART                             IN     46514    PAULEN                         RICHARD
30 YR DEAL    PITTSFORD                           NY     14534    CUNNINGHAM                     PAUL
30 YR DEAL    SEATTLE                             WA     98117    HEINECKE                       STUART
30 YR DEAL    TOWN OF NEW BREMEN                  NY     13367    STEVENS                        RODNEY
30 YR DEAL    PITTSFIELD                          ME      4967    VIGUE                          PETER
30 YR DEAL    SOUTH JORDAN                        UT     84095    WAHLQUIST                      DAVID
30 YR DEAL    GREENLAWN                           NY     11740    ANTENUCCI                      EUGENE
30 YR DEAL    BOISE                               ID     83702    HILL                           MARY
30 YR DEAL    SALT LAKE CITY                      UT     84103    WRIGHT                         MARSHALL
30 YR DEAL    MERCER ISLAND                       WA     98040    CRESWELL                       BRADFORD
30 YR DEAL    OLD CHATHAM                         NY     12136    MISHKIN                        JONATHAN
30 YR DEAL    CLEVELAND                           OH     44102    COLON                          RAFAEL
30 YR DEAL    WINTHROP                            ME      4364    ZIMMERMAN                      PAUL
30 YR DEAL    SANDY                               UT     84092    DEROSA                         JOHN
30 YR DEAL    NEWBURY                             OH     44026    LEECH                          JOHN
30 YR DEAL    COLUMBUS                            OH     43085    HAYES                          TINA
30 YR DEAL    WOODINVILLE                         WA     98072    BEARD                          TIMOTHY
30 YR DEAL    MEDINA                              OH     44256    SZUCS                          BERNARD
30 YR DEAL    RENSSELAER FALLS                    NY     13680    SHIRTZ                         RONALD
30 YR DEAL    MEDINA                              WA     98039    SWIHART                        JOHN
30 YR DEAL    ZIONSVILLE                          IN     46077    WALSH                          MICHAEL
30 YR DEAL    RICHVILLE                           NY     13681    BANGO                          TERRY
30 YR DEAL    SCHENECTADY                         NY     12309    GRIFFIN                        JUNE
30 YR DEAL    HOLLAND                             OH     43528    ZARUGA                         DAVID
30 YR DEAL    FALMOUTH                            ME      4105    COYNE                          THOMAS
30 YR DEAL    SALEM                               OR     97301    BISSELL                        TROY
30 YR DEAL    TOLEDO                              OH     43623    LODGE                          KEVIN
30 YR DEAL    GATES MILLS                         OH     44040    REITMAN                        ROBERT
30 YR DEAL    LIBERTY CENTER                      OH     43532    BOWSER                         WILLIAM
30 YR DEAL    TOWN OF BRIGHTON                    NY     14618    VARON                          MAURICE
30 YR DEAL    JAMESPORT                           NY     11947    GANDIN                         MICHAEL
30 YR DEAL    LINNEUS                             ME      4755    SAN BENTO                      DONALD
30 YR DEAL    NAPLES                              FL     34108    COWELL                         CHARLES
30 YR DEAL    AVON LAKE                           OH     44012    O'NEILL                        JOHN
30 YR DEAL    LAKE PLEASANT                       NY     12108    REYNOLDS                       JOHN
30 YR DEAL    SHAKER HEIGHTS                      OH     44120    POHLMAN                        BRAD
30 YR DEAL    CARRABASSETT VALLEY                 ME      4947    MARCUS                         GEORGE
30 YR DEAL    SEATTLE                             WA     98102    ADDIE                          DAVID
30 YR DEAL    PORTLAND                            OR     97229    MARDESICH                      PAUL
30 YR DEAL    AMHERST                             NY     14221    BAKER                          DOUGLAS
30 YR DEAL    CHARLES CITY                        VA     23030    DAMERON                        SUSAN
30 YR DEAL    SOUTH BEND                          IN     46619    OF ST JOSEPH COUNTY            HOUSING DEVELOPMENT
30 YR DEAL    KIRKLAND                            WA     98033    CLARKSON                       LAWRENCE
30 YR DEAL    SEATTLE                             WA     98136    ROCK                           PAUL
30 YR DEAL    TACOMA                              WA     98498    WAGNER                         GEORGE
30 YR DEAL    FORT FAIRFIELD                      ME      4742    SHAW                           PETER
30 YR DEAL    SANFORD                             ME      4073    TURNER                         THOMAS
30 YR DEAL    ADRIAN                              MI     49221    POE                            DANIEL
30 YR DEAL    SMITHTOWN                           NY     11787    KRUMHOLZ                       THOMAS
30 YR DEAL    MERIDIAN                            ID     83642    HERNANDEZ                      ALFRED
30 YR DEAL    GROVE CITY                          OH     43123    CRAIG                          JEFFREY
30 YR DEAL    SEATTLE                             WA     98119    SARKOWSKY                      STEVEN
30 YR DEAL    PALM DESERT                         CA     92260    MILNER                         DAVID
30 YR DEAL    LAHAINA                             HI     96761    NELSON                         ROBERT
30 YR DEAL    PORTLAND                            OR     97231    JERSEY                         JOHN
30 YR DEAL    ANCHORAGE                           AK     99515    GARDNER                        ROBERT
30 YR DEAL    CAPE ELIZABETH                      ME      4107    KAYATTA                        WILLIAM
30 YR DEAL    OLD WESTBURY                        NY     11568    STIER                          LESLEY
30 YR DEAL    ANCHORAGE                           AK     99502    DAVIS                          JEFFREY
30 YR DEAL    SANIBEL                             FL     33957    COWAN                          DOUGLAS
30 YR DEAL    BELLINGHAM                          WA     98225    CARPENTER                      KENNETH
30 YR DEAL    LAKE OSWEGO                         OR     97035    KRESS                          SAMUEL
30 YR DEAL    EVERETT                             WA     98204    PARK                           ALFIE
30 YR DEAL    SEATTLE                             WA     98116    WALSH                          ROBERT
30 YR DEAL    FORT COLLINS                        CO     80525    COOKE                          CECELIA
30 YR DEAL    GARDEN CITY                         NY     11530    GRANVILLE                      THOMAS
30 YR DEAL    BROADVIEW HEIGHTS                   OH     44147    ZURA                           ANDREW
30 YR DEAL    GIG HARBOR                          WA     98329    HUFF                           THOMAS
30 YR DEAL    WESTLAKE                            OH     44145    JHAVERI                        SAUMIL
30 YR DEAL    DENVER                              CO     80210    FREEMAN                        PAUL
30 YR DEAL    BEND                                OR     97701    WELBORN                        GORDON
30 YR DEAL    SHAKER HEIGHTS                      OH     44120    JANICKI                        THOMAS
30 YR DEAL    SEATTLE                             WA     98136    HEWSON III                     EDWARD
30 YR DEAL    FOSTORIA                            OH     44830    DOE                            TREVORD
30 YR DEAL    EDEN                                NY     14057    GACIOCH                        MICHAEL
30 YR DEAL    SUNRIVER                            OR     97707    REGAN                          DAVID
30 YR DEAL    ALPINE                              UT     84004    PEARCE                         TERRY
30 YR DEAL    WOODLAND                            WA     98674    STANLEY                        NICHOLAS
30 YR DEAL    MASON                               OH     45040    DUNN                           MARTINE
30 YR DEAL    CINCINNATI                          OH     45249    PERRY                          DENNIS
30 YR DEAL    CINCINNATI                          OH     45241    BAKER                          BRUCE
30 YR DEAL    BOISE                               ID     83706    FITZPATRICK                    MICHAEL
30 YR DEAL    LAKEWOOD                            OH     44107    SNYDER                         C
30 YR DEAL    TEQUESTA                            FL     33469    BARROTT                        WILLIAM
30 YR DEAL    BELLINGHAM                          WA     98226    MONTAG                         RICHARD
30 YR DEAL    MANSON                              WA     98831    JOHNSON                        CRAIG
30 YR DEAL    SEATTLE                             WA     98109    OVERAND                        PATRICK
30 YR DEAL    COROLLA                             NC     27927    COORS JR                       JOSEPH
30 YR DEAL    KEY LARGO                           FL     33037    TRUMAN                         WILLIAM
30 YR DEAL    MERCER ISLAND                       WA     98040    COOPER                         MICHAEL
30 YR DEAL    BELLEVUE                            WA     98007    ULRICH                         KATHARINA
30 YR DEAL    SILVER LAKE                         OH     44224    BEESON                         MICHAEL
30 YR DEAL    SWEDEN                              ME      4051    GRAHAM                         WILLIAM
30 YR DEAL    SARATOGA SPA                        NY     12866    BODEN                          ROBERT
30 YR DEAL    CINCINNATI                          OH     45243    GILL                           THOMAS
30 YR DEAL    COLONIE                             NY     12211    MOLYNEUX                       RICHARD
30 YR DEAL    FORT LAWTON                         WA     98199    MISKA                          STEVEN
30 YR DEAL    COLUMBUS                            OH     43221    JAMES                          CAMERON
30 YR DEAL    SOQUEL                              CA     95073    BARCROFT                       ADAM
30 YR DEAL    SAN FRANCISCO                       CA     94105    KELLER                         ANN
30 YR DEAL    CLEVELAND                           OH     44115    GWIN                           GAIL
30 YR DEAL    PORTLAND                            OR     97221    CARTWRIGHT                     IAN
30 YR DEAL    CLEVELAND                           OH     44103    TRAMBLE                        TIMOTHY
30 YR DEAL    SKANEATELES                         NY     13152    FUCCILLO                       WILLIAM
30 YR DEAL    INDIANAPOLIS                        IN     46236    GRAY                           LINDA
30 YR DEAL    SEATTLE                             WA     98125    BOYLE                          RALPH
30 YR DEAL    BELLEVUE                            WA     98006    SUNICH                         PAUL
30 YR DEAL    FORT COLLINS                        CO     80525    SULLIVAN                       WILLIAM
30 YR DEAL    GEARHART                            OR     97221    HERING                         JOHN
30 YR DEAL    PORTLAND                            OR     97221    HERING                         JOHN
30 YR DEAL    COLTS NECK                          NJ      7722    EPSTEIN                        DAVID
30 YR DEAL    AUBURN                              OH     44022    FISHMAN                        DAVID
30 YR DEAL    BITTER LAKE                         WA     98177    BAYLEY                         DOUGLAS
30 YR DEAL    KEY WEST                            FL     33040    DAVIS                          LINDA
30 YR DEAL    WEST ORANGE                         NJ      7052    SIMON                          JAY
30 YR DEAL    GUILFORD                            ME      4443    CARTWRIGHT                     JOHN
30 YR DEAL    POWELL                              OH     43065    ISLAT                          GLENN
30 YR DEAL    ANCHORAGE                           AK     99516    MILLHOUSE                      DENNIS
30 YR DEAL    CINCINNATI                          OH     45241    NEACK                          LAWRENCE
30 YR DEAL    ROCKPORT                            ME      4856    SIMON                          FRANK
30 YR DEAL    BELLEVUE                            WA     98006    SMITH                          MASON
30 YR DEAL    BOWDOINHAM                          ME      4008    LENNA                          ROBERT
30 YR DEAL    WHITEHOUSE                          OH     43571    ANDERSON                       MATTHEW
30 YR DEAL    SANTA CLARA                         CA     95050    CARMAN                         JOHN
30 YR DEAL    FORT LAUDERDALE                     FL     33301    TEMPLE                         ERIC
30 YR DEAL    SUNOL                               CA     94586    NELSON                         DAVID
30 YR DEAL    CORAL SPRINGS                       FL     33076    TRENT                          THOMAS
30 YR DEAL    PORT ORCHARD                        WA     98366    PIERCY                         DAVID
30 YR DEAL    YOUNGSTOWN                          OH     44511    RESSE                          ERIC
30 YR DEAL    BOISE                               ID     83706    THORNTON                       D
30 YR DEAL    WILLIAMSON                          NY     14589    DOCKSTADER                     JAMES
30 YR DEAL    GOLDEN BEACH                        FL     33160    WILKERSON                      RICHARD
30 YR DEAL    SALT LAKE CITY                      UT     84108    MARTINO                        ROBERT
30 YR DEAL    SACO                                ME      4072    KLOCK                          RUSSELL
30 YR DEAL    GUILDERLAND                         NY     12009    TRAUTWEIN                      CHANDRA
30 YR DEAL    PINE                                ID     83647    KELSON                         R
30 YR DEAL    SUPPLY                              NC     28462    DALEY                          JAMES
30 YR DEAL    TOLEDO                              OH     43606    FRANKLIN                       MARVIN
30 YR DEAL    WESTLAKE                            OH     44145    YUNASKA                        LAWRENCE
30 YR DEAL    KENT                                WA     98042    JONES                          MICHAEL
30 YR DEAL    NORTH CANTON                        OH     44720    LEATH                          JAMES
30 YR DEAL    ANN ARBOR                           MI     48104    POTTER                         MICHAEL
30 YR DEAL    WESTLAKE                            OH     44145    CAMPBELL                       OWEN
30 YR DEAL    BUFFALO                             NY     14215    COLE                           ANDREA
30 YR DEAL    GOLDEN                              CO     80401    KREIDLE                        BRADLEY
30 YR DEAL    EVERGREEN                           CO     80439    TOPP                           ROBERT
30 YR DEAL    ISSAQUAH                            WA     98027    ALEXANDER                      JEFFREY
30 YR DEAL    BELLEVUE                            WA     98004    WARJONE                        JAMES
30 YR DEAL    CAZENOVIA                           NY     13035    O'HARA                         DAVID
30 YR DEAL    EAST HAMPTON                        NY     11937    WAKSAL                         JACK
30 YR DEAL    SEATTLE                             WA     98112    COHEN                          MICHAEL
30 YR DEAL    EAGLE                               ID     83616    MAIER                          MICHAEL
30 YR DEAL    NORTH BEND                          WA     98045    CONDIT                         JANICE
30 YR DEAL    CINCINNATI                          OH     45243    ELLIS                          M
30 YR DEAL    DUBLIN                              OH     43017    NEUHART                        FRITZ
30 YR DEAL    DUBLIN                              OH     43016    ST JOHN                        ROY
30 YR DEAL    CINCINNATI                          OH     45244    VONDERBRINK                    JOSEPH
30 YR DEAL    CINCINNATI                          OH     45202    FEGHALI                        GEORGE
30 YR DEAL    BEDFORD                             NH      3110    PURINGTON                      THEODORE
30 YR DEAL    NEW ALBANY                          OH     43054    GREENWALD                      GARY
30 YR DEAL    AURORA                              OH     44202    GALLAGHER                      TIMOTHY
30 YR DEAL    SALEM                               OR     97302    BOSS                           ROBERT
30 YR DEAL    LAKE OSWEGO                         OR     97034    MORSE                          JAMES
30 YR DEAL    COLUMBUS                            OH     43220    BARNETT                        KEVIN
30 YR DEAL    CHAGRIN FALLS                       OH     44023    SHALL                          JEFFREY
30 YR DEAL    NEW CASTLE                          PA     16105    COLBY                          PAUL
30 YR DEAL    MISHAWAKA                           IN     46545    DEL PILAR                      ARNOLD
30 YR DEAL    JUPITER                             FL     33478    ERDLY                          DALE
30 YR DEAL    LIVINGSTON                          MT     59018    SCHNABEL JR                    ROBERT
30 YR DEAL    BRISTOL                             IN     46507    STULTS                         LINDSEY
30 YR DEAL    BEACHWOOD                           OH     44122    DASKAL                         BRUCE
30 YR DEAL    WEST LINN                           OR     97068    BITTNER                        J  TERRENCE
30 YR DEAL    CARMEL                              IN     46032    JOHNSON                        WILLIAM
30 YR DEAL    SODUS                               NY     14551    MICHAEL                        KENNETH
30 YR DEAL    RICHFIELD                           OH     44286    CARRAHER                       KEVIN
30 YR DEAL    GOSHEN                              IN     46526    VAHALA                         DAVID
30 YR DEAL    WESTFORD                            VT      5494    JOHANSSON                      JOHN
30 YR DEAL    MERIDIAN                            ID     83642    KOTOSKI                        RALPH
30 YR DEAL    ANN ARBOR                           MI     48103    MEHTA                          JITENDRA
30 YR DEAL    ANCHORAGE                           AK     99517    KUNTZ                          JAMES
30 YR DEAL    WESTFIELD                           IN     46074    ROBERTSON                      GREG
30 YR DEAL    MERIDIAN                            ID     83642    MONTAIGNE                      PETER
30 YR DEAL    WOODWAY                             WA     98020    MICHAEL                        ERNEST
30 YR DEAL    SEATTLE                             WA     98118    MELENDEZ                       MARCOS
30 YR DEAL    BATH                                OH     44333    MAYORS                         DEAN
30 YR DEAL    BELLEVUE                            WA     98004    PIRO                           BYRON
30 YR DEAL    CORDILLERA                          CO     81632    BIEBER                         JEFFREY
30 YR DEAL    LEAVENWORTH                         WA     98826    HOUGLUM                        STEVEN
30 YR DEAL    LAKE OSWEGO                         OR     97035    MAGLIANA                       JOHN
30 YR DEAL    T/O COLONIE                         NY     12110    WEISSMAN                       CHARLES
30 YR DEAL    RED HOOK                            NY     12571    CONROY                         KEVIN
30 YR DEAL    PATASKALA                           OH     43062    BLAHA                          RENE
30 YR DEAL    MAPLE HEIGHTS                       OH     44137    DAVIS                          JACQUELINE
30 YR DEAL    POWELL                              OH     43065    HERBSTREIT                     KIRK
30 YR DEAL    AMELIA ISLAND                       FL     32034    MCCLURG                        JOHN
30 YR DEAL    FREMONT                             NH      3044    FOWLER                         JOHN
30 YR DEAL    NINEVAH                             IN     46164    ADAMS                          WILLIAM
30 YR DEAL    SMITHTOWN                           NY     11787    IANNELLO                       SALVATORE
30 YR DEAL    BREMERTON                           WA     98310    MCCULLOUGH                     PAUL
30 YR DEAL    SEATTLE                             WA     98199    BUNTING                        KENNETH
30 YR DEAL    MT VERNON                           WA     98273    ADDIE                          DAVID
30 YR DEAL    EUGENE                              OR     97402    CEFALU                         NICHOLAS
30 YR DEAL    VAIL                                CO     81657    JONES                          SYDNEY
30 YR DEAL    BOISE                               ID     83712    KROUTH                         GARY
30 YR DEAL    HUBBARD LAKE                        MI     49747    BARKLEY                        GREGORY
30 YR DEAL    RUTLAND                             VT      5701    LYNN                           DOUGLAS
30 YR DEAL    FLAGSTAFF                           AZ     86001    DILLE III                      JOHN
30 YR DEAL    MERIDIAN                            ID     83642    KENT                           SHERI
30 YR DEAL    EAGLE                               ID     83616    AGRUSA                         PHILLIP
30 YR DEAL    BOISE                               ID     83702    WEST                           TIMOTHY
30 YR DEAL    KENT                                WA     98042    KLEPPEN                        ARTHUR
30 YR DEAL    SCOTTSDALE                          AZ     85255    KLEPPEN                        ARTHUR
30 YR DEAL    EAGLE                               ID     83616    JOHNSON                        GREGORY
30 YR DEAL    BROOKVILLE                          NY     11545    SCHACHER                       PAUL
30 YR DEAL    BAINBRIDGE ISLAND                   WA     98110    DIXON                          DONNA
30 YR DEAL    MCCORDSVILLE                        IN     46055    CARLSON                        STEPHEN
30 YR DEAL    ELKHART                             IN     46514    DAVIS                          JOHN
30 YR DEAL    STUDIO CITY                         CA     91604    KOZLOFF                        STUART
30 YR DEAL    NORTHPORT                           ME      4849    RICHTER                        HARRY
30 YR DEAL    MERCER ISLAND                       WA     98040    NORDSTROM                      JAMES
30 YR DEAL    PORTLAND                            OR     97221    GRENLEY                        GARY
30 YR DEAL    DEWITTVILLE                         NY     14728    SNYDER                         C DAVID
30 YR DEAL    CLARENCE                            NY     14032    GRAY                           ROGER
30 YR DEAL    MERCER ISLAND                       WA     98040    WILLIAMS                       R
30 YR DEAL    LAFARGEVILLE                        NY     13656    SENTELL                        GARY
30 YR DEAL    BOISE                               ID     83703    FLANDRO                        GERALD
30 YR DEAL    MCCALL                              ID     83638    KORN                           ROBERT
30 YR DEAL    BOISE                               ID     83703    GIBSON                         ROBERT
30 YR DEAL    MANLIUS                             NY     13104    BONGIOVANNI                    MICHAEL
30 YR DEAL    ROCKY RIVER                         OH     44116    MURRAY                         ROBERT
30 YR DEAL    BOISE                               ID     83705    SCHMIDT                        GINNY
30 YR DEAL    HAMPTON BAY                         NY     11968    SALVATORE                      MAX
30 YR DEAL    MORELAND HILLS                      OH     44022    JACOBS                         IRWIN
30 YR DEAL    GIG HARBOR                          WA     98335    NORSTROM                       MICHELLE
30 YR DEAL    CUYAHOGA FALLS                      OH     44223    FREEMAN                        ERNEST
30 YR DEAL    BOISE                               ID     83713    NICHOLES                       N. SETH
30 YR DEAL    ELKHART                             IN     46514    DIXON                          MARK
30 YR DEAL    BAINBRIDGE ISLAND                   WA     98110    WRIGHT                         JOEL
30 YR DEAL    SOUTH BEND                          IN     46619    NAVARRETE                      WENSESLAO
30 YR DEAL    T/O PITTSFORD                       NY     14618    MCNAMARA                       READ
30 YR DEAL    WINTER PARK                         FL     32789    JAMES                          J
30 YR DEAL    MERCER ISLAND                       WA     98040    BATRA                          M
30 YR DEAL    ANCHORAGE                           AK     99516    CARR-AGNI                      JACQUELINE
30 YR DEAL    BOISE                               ID     83702    MARRIA                         CRAIG
30 YR DEAL    SEATTLE                             WA     98125    WEST                           MARK
30 YR DEAL    EAGLE                               ID     83616    THOMAS                         SHANE
30 YR DEAL    AMHERST                             NY     14221    ADORNETTO                      MARY-LOUISE
30 YR DEAL    BOISE                               ID     83702    THOMAS                         WILLIAM
30 YR DEAL    SOUTH BEND                          IN     46616    JOHNSON                        DOROTHY
30 YR DEAL    INDIANAPOLIS                        IN     46290    TABLER                         NORMAN
30 YR DEAL    LAKE OSWEGO                         OR     97034    DEBONNY                        MICHAEL
30 YR DEAL    AMHERST                             NY     14226    FIELDS,                        LARRY
30 YR DEAL    CASSOPOLIS                          MI     49031    DEE                            JEFFREY
30 YR DEAL    WOODBURN                            OR     97071    NEGRETE                        GERARDO
30 YR DEAL    BAYPORT                             NY     11705    DONATELLI                      ANTHONY
30 YR DEAL    COLUMBUS                            OH     43209    CRALL                          COLBY
30 YR DEAL    V/O DANSVILLE                       NY     14437    HENRY                          MARVIN
30 YR DEAL    DENVER                              CO     80206    GROSSMAN                       JOHN
30 YR DEAL    UPPER ARLINGTON                     OH     43220    ROLLAND                        ROBERT
30 YR DEAL    PRESTON                             WA     98050    CAREY                          CHRISTOPHER
30 YR DEAL    BELLEVUE                            WA     98006    GERRITY                        DANIEL
30 YR DEAL    NEW YORK                            NY     10023    ORCE                           RUFINO
30 YR DEAL    MORAVIA                             NY     13118    WARNER                         ERIC
30 YR DEAL    KETCHUM                             ID     83340    HOGAN                          CHARLES
30 YR DEAL    FRIDAY HARBOR                       WA     98250    NELSON                         JOSEPH
30 YR DEAL    GRAFTON                             VT      5146    DRABYN                         GERALD
30 YR DEAL    LAKE OSWEGO                         OR     97034    EVANS                          LAWRENCE
30 YR DEAL    SPRINGBORO                          OH     45066    HAYDEN                         KERRY DAVID
30 YR DEAL    TOLEDO                              OH     43615    FINLEY                         E ROY
30 YR DEAL    CHESTERTOWN                         NY     12817    KEEHFUS                        GARY
30 YR DEAL    BATTLE CREEK                        MI     49014    SHOLES                         RUSSELL
30 YR DEAL    ANCHORAGE                           AK     99501    KUTSCH                         CHRISTOPHER
30 YR DEAL    ROY                                 WA     98580    NAMES                          RICK
30 YR DEAL    AIRMONT                             NY     10952    GEORGEADIS                     STAVROS
30 YR DEAL    CLIFTON PARK                        NY     12148    ZIMMERMAN                      EARL
30 YR DEAL    SCOTTSDALE                          AZ     85260    ANCICH                         JACK
30 YR DEAL    PLATTSBURGH                         NY     12901    ALIX                           JOSEPH
30 YR DEAL    OLA                                 ID     83657    SELF                           LEE
30 YR DEAL    TROY                                NY     12180    EDWARDS                        HEATHER
30 YR DEAL    NORTH LAWRENCE                      OH     44666    SHEARER                        ROBERT
30 YR DEAL    CANTON                              OH     44705    GEBHART                        DALE
30 YR DEAL    MANSFIELD                           OH     44903    BOYD                           JEFFREY
30 YR DEAL    BOISE                               ID     83704    KRUSE                          ZANDRA
30 YR DEAL    BOISE                               ID     83706    HAYNES                         CHAD
30 YR DEAL    ANCHORAGE                           AK     99504    JASPER                         ROBERTA
30 YR DEAL    PORTLAND                            OR     97225    ROBAK                          WILLIAM
30 YR DEAL    CLEVELAND                           OH     44110    HALL                           YVETTE
30 YR DEAL    SOUTH SALT LAKE CITY                UT     84115    GROETHE                        ERIK
30 YR DEAL    CLEVELAND HTS                       OH     44118    MICKEL                         ANDRE
30 YR DEAL    MURRAY                              UT     84123    WHITNEY                        ALEXANDRA
30 YR DEAL    KNOX                                IN     46534    DALTON                         ERIC
30 YR DEAL    PINCKNEY                            MI     48169    WRIGHT                         CARL
30 YR DEAL    BOISE                               ID     83712    O'RIORDAN                      W. HUGH
30 YR DEAL    MURRAY                              UT     84123    HARMAN                         JACKIE
30 YR DEAL    SALT LAKE CITY                      UT     84106    DIMICK                         MICHAEL
30 YR DEAL    HOLLADAY                            UT     84117    GARDNER                        JAY
30 YR DEAL    NORTH CANTON                        OH     44720    REMLINGER                      JOHN
30 YR DEAL    NEWBERG                             OR     97132    KRAMIEN                        STANLEY
30 YR DEAL    VALPARAISO                          IN     46385    ROSSMAN                        ROBERT
30 YR DEAL    COPLEY                              OH     44321    HARTENSTEIN                    ROBERT
30 YR DEAL    KENMORE                             NY     14217    BARITOT                        MICHAEL
30 YR DEAL    CINCINNATI                          OH     45243    ARMITAGE                       JAMES
30 YR DEAL    PHOENIX                             AZ     85016    CHAKRIN                        LAWRENCE
30 YR DEAL    BELLINGHAM                          WA     98226    COOK                           DAVID
30 YR DEAL    CENTERVILLE                         OH     45458    BOZZO                          MICHAEL
30 YR DEAL    KIRKLAND                            WA     98033    MUDARRI                        EUGENE
30 YR DEAL    MCCALL                              ID     83638    ZACHARY                        NORMAN
30 YR DEAL    WESTERVILLE                         OH     43082    RICE                           FREDERICK
30 YR DEAL    SAMMAMISH                           WA     98075    ROBERTS                        HARRY
30 YR DEAL    SEATTLE                             WA     98133    REYNOLDS                       SHELLEY
30 YR DEAL    OREGON CITY                         OR     97045    BUNDY                          DEAN
30 YR DEAL    EASTCHESTER                         NY     10707    TESTAVERDE                     CHRISTINE
30 YR DEAL    BLOOMFIELD                          MI     48304    BELL                           JEFFREY
30 YR DEAL    BIG SKY                             MT     59716    SWANSON                        NEIL
30 YR DEAL    MANLIUS                             NY     13104    SINOPOLI                       JOSEPH
30 YR DEAL    ESTES PARK                          CO     80517    WITT                           BRADLEY
30 YR DEAL    NORTHPORT                           NY     11768    FLOOD                          ERIK
30 YR DEAL    REDMOND                             WA     98053    KELLIHER                       ROBERT
30 YR DEAL    HAIKU                               HI     96708    LLOYD                          JAMES
30 YR DEAL    WINTER PARK                         FL     32789    SCHMIDT                        CHARLES
30 YR DEAL    PARK CITY                           UT     84060    MARTINO                        ROBERT
30 YR DEAL    MANALAPAN                           FL     33462    EITEL                          MYA
30 YR DEAL    ENGLEWOOD                           CO     80111    REEVES                         ANTHONY
30 YR DEAL    GRANGER                             IN     46530    HAMMER                         F JAMES
30 YR DEAL    MARATHON                            FL     33050    WEIR                           WILLIAM
30 YR DEAL    VAIL                                CO     81657    LIPPITT                        MARC
30 YR DEAL    PORTLAND                            OR     97266    STANEK                         MINDY
30 YR DEAL    SEATTLE                             WA     98103    MEDAWAR                        AMIR
30 YR DEAL    ELLENSBURG                          WA     98926    CHESNUT                        CHARLES
30 YR DEAL    BELLBROOK                           OH     45305    GAISER                         KARIN
30 YR DEAL    SEATTLE                             WA     98116    DUFFY                          BARBARA
30 YR DEAL    WALDEN                              NY     12586    PEREIRA                        MARTIN
30 YR DEAL    LOS ANGELES                         CA     90000    GALETI                         DONNA
30 YR DEAL    LA QUINTA                           CA     92253    LEAVITT                        GAIL MARIE
30 YR DEAL    ROCHESTER                           NY     14619    WILCOX                         RONALD
30 YR DEAL    SNOQUALMIE                          WA     98065    TROUT                          EVAN
30 YR DEAL    NORTH ANDOVER                       MA      1845    INCAMPO                        PAOLO
30 YR DEAL    LAKE OSWEGO                         OR     97035    LAMPUS                         JAMES
30 YR DEAL    PARKER                              CO     80134    BEIZAEI                        KIYOMARS
30 YR DEAL    AKRON                               OH     44303    BERNLOHR                       MARK
30 YR DEAL    LAKE OSWEGO                         OR     97035    WHITCOMB                       CYNTHIA SUSANNE
30 YR DEAL    DEER ISLAND                         OR     97054    JAHN                           MERVIN
30 YR DEAL    KIRKLAND                            WA     98033    CLARK                          RICHARD
30 YR DEAL    MANLIUS                             NY     13104    HARRIS                         LAURENCE
30 YR DEAL    PORTLAND                            OR     97201    GARNER                         BENNETT
30 YR DEAL    TOLEDO                              OH     43611    HARRACKSINGH                   DEREK
30 YR DEAL    VAIL                                CO     81657    ALLEN                          STUART
30 YR DEAL    OGDEN                               UT     84403    PACKHAM                        JO
30 YR DEAL    SARASOTS                            FL     34242    ASSALY                         MARWAN
30 YR DEAL    MIRAGE                              CA     92270    BESS                           JAMES
30 YR DEAL    SANDY                               UT     84093    MECHAM                         JOHN
30 YR DEAL    ST CHARLES                          IL     60175    FOLEY                          JOHN
30 YR DEAL    LOUDONVILLE                         NY     12211    YAKE                           BARBARA
30 YR DEAL    BOISE                               ID     83709    EBORN                          RICHARD
30 YR DEAL    OTSEGO                              NY     13326    SMITH MOFFAT                   COREY
30 YR DEAL    WILLOUGHBY HILLS                    OH     44092    ANTUNEZ                        JUAN
30 YR DEAL    CLARENCE                            NY     14221    MARGARONE                      JOSEPH
30 YR DEAL    BELLEVUE                            WA     98004    BREKKE                         JAN
30 YR DEAL    LAYTON                              UT     84040    KENDALL                        MICHAEL
30 YR DEAL    PORTLAND                            OR     97223    RHOADES                        GARY
30 YR DEAL    PORTLAND                            OR     97229    ORLANDO                        CONSTANCE
30 YR DEAL    HERMAN                              ME      4401    GODIN                          MICKEY
30 YR DEAL    BOISE                               ID     83706    BRADY                          BRENT
30 YR DEAL    PORTLAND                            OR     97221    GLOWASKY                       ALBERT
30 YR DEAL    SAN DIEGO                           CA     92128    BELSAN                         JOHN
30 YR DEAL    BETHESDA                            MD     20814    FEENEY                         LINDA
30 YR DEAL    KYLE                                TX     78640    SIMON                          REAGAN
30 YR DEAL    VERNON TOWNSHIP                     NJ      7422    PETROZZI                       FRANK
30 YR DEAL    GREELEY                             CO     80631    HOLLOWAY                       DICK
30 YR DEAL    CHICAGO                             IL     60607    MCCARTHY                       MICHAEL
30 YR DEAL    ROUND ROCK                          TX     78664    HAINES                         WILLIAM
30 YR DEAL    DENVER                              CO     80202    THEODORE                       MARC
30 YR DEAL    AMES                                IA     50014    ROVER                          CRAIG
30 YR DEAL    PARK CITY                           UT     84098    BOEHM                          WILLIAM
30 YR DEAL    COPPELL                             TX     75019    PAUL                           CHARLES
30 YR DEAL    CINCINNATI                          OH     45208    POGUE                          JUDITH
30 YR DEAL    PAGOSA SPRINGS                      CO     81147    TONTZ                          LEN
30 YR DEAL    TINLEY PARK                         IL     60477    ZAHARA                         ANDREW
30 YR DEAL    CHARLOTTE                           NC     28277    CROWELL                        WILLIAM
30 YR DEAL    FRISCO                              CO     80443    ANKRUM                         RICHARD
30 YR DEAL    FLAGSTAFF                           AZ     86004    DUNCAN                         BENJAMIN
30 YR DEAL    DES MOINES                          WA     98198    COOK                           GARY
30 YR DEAL    LEMOORE                             CA     93245    MONTGOME                       JAMESON
30 YR DEAL    EDMONDS                             WA     98020    CONROY                         KEVIN
30 YR DEAL    SKOKIE                              IL     60076    BROWN                          ROBERT
30 YR DEAL    DURHAM                              NC     27705    WANG                           TRACY
30 YR DEAL    QUEENS VILLAGE                      NY     11329    BATISTA                        RAFAEL
30 YR DEAL    SCENERY HILL                        PA     15360    METTS                          PATRICIA
30 YR DEAL    SUISUN CITY                         CA     94585    MCCORD                         KAREN
30 YR DEAL    BRYAN                               TX     77803    LUNA                           EJINIO
30 YR DEAL    FLORENCE                            OR     97439    THOMAS                         DEBORAH
30 YR DEAL    WHEATLAND                           PA     16161    BADGER                         MARY
30 YR DEAL    PITTSBURGH                          PA     15235    DANENBER                       ALEX
30 YR DEAL    CENTERVILLE                         MA      2632    MASOTTA                        CHRISTIN
30 YR DEAL    GRAND PRAIRIE                       TX     75050    GOMEZ                          ARIEL
30 YR DEAL    PLANO                               TX     75074    RYAN                           JAMES
30 YR DEAL    BELLEFONTE                          PA     16823    DENO                           JANET
30 YR DEAL    PITTSBURGH                          PA     15226    PANIZZA                        RICHARD
30 YR DEAL    MARYSVILLE                          WA     98270    HEITMAN                        LEE
30 YR DEAL    DALLAS                              TX     75235    UVALDO                         RUBEN
30 YR DEAL    SAN BRUNO                           CA     94066    WICKS                          DAVID
30 YR DEAL    FLAGSTAFF                           AZ     86004    REED                           CATHERIN
30 YR DEAL    PAHRUMP                             NV     89048    SLY                            DAVID
30 YR DEAL    MIAMI                               FL     33129    GARCIA                         NOEL
30 YR DEAL    BATON ROUGE                         LA     70816    SHELTON                        MICHAEL
30 YR DEAL    PHARR                               TX     78577    CARDENAS                       GRISELDA
30 YR DEAL    BROOKLYN                            NY     11207    REEFER                         KIZZY
30 YR DEAL    PHILADELPHIA                        PA     15068    ZEILER                         RAYMOND
30 YR DEAL    LAKEWOOD                            CO     80228    RINCON                         JOHN
30 YR DEAL    LYNNWOOD                            WA     98036    STAEGER                        KEN
30 YR DEAL    GROVE CITY                          PA     16127    SAY                            ALVERTA
30 YR DEAL    PITTSBURGH                          PA     15206    RABINOVI                       MARILYN
30 YR DEAL    MERCED                              CA     95340    SOUNGPAN                       HOMPHAT
30 YR DEAL    RENSSELAER                          NY     12144    COOK                           THOMAS
30 YR DEAL    INDIO                               CA     92201    HOULE                          LES
30 YR DEAL    BROOKLYN                            NY     11215    EDOUARD                        ELALIO
30 YR DEAL    NEW BEDFORD                         MA      2740    BOUDRIA                        FERNALD
30 YR DEAL    PARMA                               OH     44134    TIMOTED                        DAVID
30 YR DEAL    APTOS                               CA     95003    CASTELLO                       ROSALIE
30 YR DEAL    MORGAN HILL                         CA     95037    ANDERSON                       ALBERTHA
30 YR DEAL    PITTSBURGH                          PA     15221    BUCKNER                        FRANK
30 YR DEAL    WAYNESBORO                          PA     17268    NEWLIN                         BRYAN
30 YR DEAL    IRVINE                              CA     92604    MIHALOVI                       THERESA
30 YR DEAL    ASHLAND                             ME      4732    CHARETTE                       PATRICK
30 YR DEAL    FAIRFIELD                           ME      4937    PELLETIER                      LORIANN
30 YR DEAL    MADISON                             ME      4950    DULEY                          DEBRA




                                SCHEDULE III

                         PAC AMORTIZATION SCHEDULE

                               (See Attached)


                               2AB3                  2AB4                  2AB6                  2AB7
Distribution Date        Planned Balance       Planned Balance       Planned Balance       Targeted Balance

May 25, 2002                25,323,667.00         18,088,333.00          1,250,000.00         44,145,715.00
June 25, 2002               24,896,664.09         17,783,330.93          1,250,000.00         43,994,359.06
July 25, 2002               24,472,496.89         17,480,354.37          1,250,000.00         43,845,090.23
August 25, 2002             24,051,147.37         17,179,390.44          1,250,000.00         43,697,884.14
September 25, 2002          23,632,597.63         16,880,426.35          1,250,000.00         43,552,716.62
October 25, 2002            23,216,829.89         16,583,449.39          1,250,000.00         43,409,563.75
November 25, 2002           22,803,826.45         16,288,446.95          1,250,000.00         43,268,401.84
December 25, 2002           22,393,569.78         15,995,406.48          1,250,000.00         43,129,207.38
January 25, 2003            21,986,042.43         15,704,315.52          1,250,000.00         42,991,957.13
February 25, 2003           21,581,227.08         15,415,161.71          1,250,000.00         42,856,628.01
March 25, 2003              21,179,106.52         15,127,932.75          1,250,000.00         42,723,197.21
April 25, 2003              20,779,663.66         14,842,616.43          1,250,000.00         42,591,642.08
May 25, 2003                20,382,881.50         14,559,200.62          1,250,000.00         42,461,940.22
June 25, 2003               19,988,743.20         14,277,673.26          1,250,000.00         42,334,069.42
July 25, 2003               19,597,231.97         13,998,022.39          1,250,000.00         42,208,007.68
August 25, 2003             19,208,331.18         13,720,236.12          1,250,000.00         42,083,733.20
September 25, 2003          18,822,024.28         13,444,302.63          1,250,000.00         41,961,224.40
October 25, 2003            18,438,294.86         13,170,210.19          1,250,000.00         41,840,459.86
November 25, 2003           18,057,126.57         12,897,947.15          1,250,000.00         41,721,418.41
December 25, 2003           17,678,503.23         12,627,501.91          1,250,000.00         41,604,079.04
January 25, 2004            17,302,408.72         12,358,862.98          1,250,000.00         41,488,420.95
February 25, 2004           16,928,827.04         12,092,018.93          1,250,000.00         41,374,423.53
March 25, 2004              16,557,742.30         11,826,958.42          1,250,000.00         41,262,066.36
April 25, 2004              16,189,138.72         11,563,670.15          1,250,000.00         41,151,329.22
May 25, 2004                15,823,000.61         11,302,142.94          1,250,000.00         41,042,192.05
June 25, 2004               15,459,312.41         11,042,365.65          1,250,000.00         40,934,635.00
July 25, 2004               15,098,058.61         10,784,327.24          1,250,000.00         40,828,638.41
August 25, 2004             14,739,223.87         10,528,016.72          1,250,000.00         40,724,182.78
September 25, 2004          14,382,792.91         10,273,423.18          1,250,000.00         40,621,248.81
October 25, 2004            14,028,750.56         10,020,535.79          1,250,000.00         40,519,817.37
November 25, 2004           13,677,081.75          9,769,343.79          1,250,000.00         40,419,869.51
December 25, 2004           13,327,771.51          9,519,836.50          1,250,000.00         40,321,386.45
January 25, 2005            12,980,804.98          9,272,003.27          1,250,000.00         40,224,349.60
February 25, 2005           12,636,167.39          9,025,833.57          1,250,000.00         40,128,740.51
March 25, 2005              12,293,844.07          8,781,316.92          1,250,000.00         40,034,540.94
April 25, 2005              11,953,820.44          8,538,442.90          1,250,000.00         39,941,732.80
May 25, 2005                11,616,082.03          8,297,201.18          1,250,000.00         39,850,298.16
June 25, 2005               11,280,614.45          8,057,581.49          1,250,000.00         39,760,219.27
July 25, 2005               10,947,403.42          7,819,573.62          1,250,000.00         39,671,478.55
August 25, 2005             10,616,434.75          7,583,167.44          1,250,000.00         39,584,058.56
September 25, 2005          10,287,694.35          7,348,352.87          1,250,000.00         39,497,942.05
October 25, 2005             9,961,168.22          7,115,119.93          1,250,000.00         39,413,111.88
November 25, 2005            9,636,842.44          6,883,458.67          1,250,000.00         39,329,551.15
December 25, 2005            9,314,703.21          6,653,359.23          1,250,000.00         39,247,243.02
January 25, 2006             8,994,736.80          6,424,811.80          1,250,000.00         39,166,170.90
February 25, 2006            8,676,929.58          6,197,806.65          1,250,000.00         39,086,318.28
March 25, 2006               8,361,268.02          5,972,334.11          1,250,000.00         39,007,668.83
April 25, 2006               8,047,738.65          5,748,384.57          1,250,000.00         38,930,206.40
May 25, 2006                 7,736,328.12          5,525,948.49          1,250,000.00         38,853,914.94
June 25, 2006                7,427,023.17          5,305,016.39          1,250,000.00         38,778,778.56
July 25, 2006                7,119,810.61          5,085,578.85          1,250,000.00         38,704,781.55
August 25, 2006              6,814,677.35          4,867,626.52          1,250,000.00         38,631,908.31
September 25, 2006           6,511,610.38          4,651,150.12          1,250,000.00         38,560,143.38
October 25, 2006             6,210,596.78          4,436,140.42          1,250,000.00         38,489,471.49
November 25, 2006            5,911,623.72          4,222,588.24          1,250,000.00         38,419,877.47
December 25, 2006            5,614,678.46          4,010,484.49          1,250,000.00         38,351,346.28
January 25, 2007             5,319,748.34          3,799,820.12          1,250,000.00         38,283,863.05
February 25, 2007            5,026,820.77          3,590,586.15          1,250,000.00         38,217,413.05
March 25, 2007               4,735,883.28          3,382,773.66          1,250,000.00         38,151,981.64
April 25, 2007               4,446,923.44          3,176,373.79          1,250,000.00         38,087,554.37
May 25, 2007                 4,165,379.86          2,975,271.23          1,250,000.00         38,014,772.48
June 25, 2007                3,929,303.38          2,806,645.18          1,250,000.00         37,885,182.33
July 25, 2007                3,701,311.85          2,643,794.09          1,250,000.00         37,745,930.88
August 25, 2007              3,481,153.33          2,486,538.01          1,250,000.00         37,597,415.15
September 25, 2007           3,268,583.51          2,334,702.43          1,250,000.00         37,440,019.39
October 25, 2007             3,063,365.46          2,188,118.12          1,250,000.00         37,274,115.41
November 25, 2007            2,865,269.43          2,046,620.96          1,250,000.00         37,100,063.02
December 25, 2007            2,674,072.61          1,910,051.80          1,250,000.00         36,918,210.38
January 25, 2008             2,489,558.93          1,778,256.32          1,250,000.00         36,728,894.32
February 25, 2008            2,311,518.88          1,651,084.86          1,250,000.00         36,532,440.72
March 25, 2008               2,139,749.28          1,528,392.30          1,250,000.00         36,329,164.83
April 25, 2008               1,974,053.13          1,410,037.90          1,250,000.00         36,119,371.60
May 25, 2008                 1,814,239.37          1,295,885.23          1,250,000.00         35,903,355.97
June 25, 2008                1,670,916.43          1,193,511.69          1,250,000.00         35,668,245.54
July 25, 2008                1,532,854.30          1,094,895.89          1,250,000.00         35,427,866.96
August 25, 2008              1,399,883.01            999,916.40          1,250,000.00         35,182,479.90
September 25, 2008           1,271,837.81            908,455.55          1,250,000.00         34,932,335.31
October 25, 2008             1,148,559.02            820,399.27          1,250,000.00         34,677,675.71
November 25, 2008            1,029,891.88            735,637.03          1,250,000.00         34,418,735.40
December 25, 2008              915,686.40            654,061.70          1,250,000.00         34,155,740.73
January 25, 2009               805,797.23            575,569.43          1,250,000.00         33,888,910.36
February 25, 2009              700,083.50            500,059.62          1,250,000.00         33,618,455.47
March 25, 2009                 598,408.68            427,434.76          1,250,000.00         33,344,580.03
April 25, 2009                 500,640.49            357,600.34          1,250,000.00         33,067,480.97
May 25, 2009                   406,650.73            290,464.79          1,250,000.00         32,787,348.45
June 25, 2009                  334,669.84            239,049.87          1,250,000.00         32,482,985.28
July 25, 2009                  265,619.22            189,728.00          1,250,000.00         32,176,868.45
August 25, 2009                199,396.48            142,426.05          1,250,000.00         31,869,145.06
September 25, 2009             135,902.55             97,073.25          1,250,000.00         31,559,956.77
October 25, 2009                75,041.60             53,601.14          1,250,000.00         31,249,439.90
November 25, 2009               16,720.89             11,943.49          1,250,000.00         30,937,725.65
December 25, 2009                    0                     0             1,182,886.97         30,624,940.22
January 25, 2010                                                         1,091,161.75         30,311,205.01
February 25, 2010                                                        1,003,344.84         29,996,636.78
March 25, 2010                                                             919,297.07         29,681,347.74
April 25, 2010                                                             838,883.82         29,365,445.78
May 25, 2010                                                               761,974.92         29,049,034.54
June 25, 2010                                                              713,303.57         28,716,668.92
July 25, 2010                                                              666,771.70         28,384,967.05
August 25, 2010                                                            622,298.26         28,053,985.14
September 25, 2010                                                         579,805.03         27,723,776.76
October 25, 2010                                                           539,216.51         27,394,392.95
November 25, 2010                                                          500,459.88         27,065,882.24
December 25, 2010                                                          463,464.84         26,738,290.83
January 25, 2011                                                           428,163.60         26,411,662.59
February 25, 2011                                                          394,490.75         26,086,039.18
March 25, 2011                                                             362,383.18         25,761,460.15
April 25, 2011                                                             331,780.04         25,437,962.95
May 25, 2011                                                               302,622.61         25,115,583.08
June 25, 2011                                                              293,090.92         24,784,539.68
July 25, 2011                                                              283,853.45         24,455,563.31
August 25, 2011                                                            274,901.23         24,128,641.94
September 25, 2011                                                         266,225.57         23,803,763.40
October 25, 2011                                                           257,818.03         23,480,915.42
November 25, 2011                                                          249,670.45         23,160,085.61
December 25, 2011                                                          241,774.87         22,841,261.51
January 25, 2012                                                           234,123.63         22,524,430.53
February 25, 2012                                                          226,709.24         22,209,580.03
March 25, 2012                                                             219,524.48         21,896,697.27
April 25, 2012                                                             212,562.34         21,585,769.42
May 25, 2012                                                               205,816.01         21,276,783.60
June 25, 2012                                                              199,278.90         20,969,726.86
July 25, 2012                                                              192,944.60         20,664,586.20
August 25, 2012                                                            186,806.91         20,361,348.55
September 25, 2012                                                         180,859.82         20,060,000.79
October 25, 2012                                                           175,097.50         19,760,529.74
November 25, 2012                                                          169,514.28         19,462,922.22
December 25, 2012                                                          164,104.68         19,167,164.98
January 25, 2013                                                           158,863.38         18,873,244.74
February 25, 2013                                                          153,785.22         18,581,148.19
March 25, 2013                                                             148,865.21         18,290,862.00
April 25, 2013                                                             144,098.48         18,002,372.83
May 25, 2013                                                               139,480.34         17,715,667.28
June 25, 2013                                                              135,006.23         17,430,731.97
July 25, 2013                                                              130,671.72         17,147,553.51
August 25, 2013                                                            126,472.53         16,866,118.47
September 25, 2013                                                         122,404.50         16,586,413.45
October 25, 2013                                                           118,463.60         16,308,425.01
November 25, 2013                                                          114,645.92         16,032,139.73
December 25, 2013                                                          110,947.67         15,757,544.20
January 25, 2014                                                           107,365.17         15,484,625.00
February 25, 2014                                                          103,894.87         15,213,368.72
March 25, 2014                                                             100,533.30         14,943,761.96
April 25, 2014                                                              97,277.12         14,675,791.33
May 25, 2014                                                                94,123.08         14,409,443.45
June 25, 2014                                                               91,068.03         14,144,704.97
July 25, 2014                                                               88,108.92         13,881,562.54
August 25, 2014                                                             85,242.78         13,620,002.85
September 25, 2014                                                          82,466.76         13,360,012.59
October 25, 2014                                                            79,778.06         13,101,578.48
November 25, 2014                                                           77,173.99         12,844,687.27
December 25, 2014                                                           74,651.94         12,589,325.74
January 25, 2015                                                            72,209.36         12,335,480.69
February 25, 2015                                                           69,843.81         12,083,138.93
March 25, 2015                                                              67,552.89         11,832,287.36
April 25, 2015                                                              65,334.29         11,582,912.86
May 25, 2015                                                                63,185.79         11,335,002.34
June 25, 2015                                                               61,105.20         11,088,542.79
July 25, 2015                                                               59,090.42         10,843,521.19
August 25, 2015                                                             57,139.41         10,599,924.59
September 25, 2015                                                          55,250.19         10,357,740.05
October 25, 2015                                                            53,420.84         10,116,954.70
November 25, 2015                                                           51,649.51          9,877,555.68
December 25, 2015                                                           49,934.40          9,639,530.18
January 25, 2016                                                            48,273.74          9,402,865.47
February 25, 2016                                                           46,665.86          9,167,548.78
March 25, 2016                                                              45,109.11          8,933,567.46
April 25, 2016                                                              43,601.90          8,700,908.88
May 25, 2016                                                                42,142.69          8,469,560.43
June 25, 2016                                                               40,729.98          8,239,509.59
July 25, 2016                                                               39,362.32          8,010,743.85
August 25, 2016                                                             38,038.30          7,783,250.78
September 25, 2016                                                          36,756.58          7,557,017.93
October 25, 2016                                                            35,515.81          7,332,033.00
November 25, 2016                                                           34,314.74          7,108,283.64
December 25, 2016                                                           33,152.11          6,885,757.61
January 25, 2017                                                            32,026.72          6,664,442.70
February 25, 2017                                                           30,937.41          6,444,326.75
March 25, 2017                                                              29,883.05          6,225,397.64
April 25, 2017                                                              28,862.55          6,007,643.31
May 25, 2017                                                                27,874.85          5,791,051.75
June 25, 2017                                                               26,918.91          5,575,611.02
July 25, 2017                                                               25,993.74          5,361,309.18
August 25, 2017                                                             25,098.37          5,148,134.40
September 25, 2017                                                          24,231.88          4,936,074.85
October 25, 2017                                                            23,393.34          4,725,118.78
November 25, 2017                                                           22,581.90          4,515,254.49
December 25, 2017                                                           21,796.68          4,306,470.32
January 25, 2018                                                            21,036.86          4,098,754.69
February 25, 2018                                                           20,301.66          3,892,096.02
March 25, 2018                                                              19,590.28          3,686,482.83
April 25, 2018                                                              18,901.98          3,481,903.67
May 25, 2018                                                                18,236.04          3,278,347.15
June 25, 2018                                                               17,591.74          3,075,801.92
July 25, 2018                                                               16,968.40          2,874,256.70
August 25, 2018                                                             16,365.36          2,673,700.25
September 25, 2018                                                          15,781.98          2,474,121.37
October 25, 2018                                                            15,217.63          2,275,508.95
November 25, 2018                                                           14,671.72          2,077,851.88
December 25, 2018                                                           14,143.65          1,881,139.15
January 25, 2019                                                            13,632.87          1,685,359.77
February 25, 2019                                                           13,138.82          1,490,502.81
March 25, 2019                                                              12,660.97          1,296,557.40
April 25, 2019                                                              12,198.81          1,103,512.70
May 25, 2019                                                                11,751.84            911,357.95
June 25, 2019                                                               11,319.58            720,082.42
July 25, 2019                                                               10,901.56            529,675.43
August 25, 2019                                                             10,497.31            340,126.37
September 25, 2019                                                          10,106.42            151,424.65
October 25, 2019                                                             9,728.44                  0
November 25, 2019                                                            9,362.97
December 25, 2019                                                            9,009.60
January 25, 2020                                                             8,667.96
February 25, 2020                                                            8,337.66
March 25, 2020                                                               8,018.34
April 25, 2020                                                               7,709.65
May 25, 2020                                                                 7,411.24
June 25, 2020                                                                7,122.80
July 25, 2020                                                                6,843.99
August 25, 2020                                                              6,574.51
September 25, 2020                                                           6,314.06
October 25, 2020                                                             6,062.34
November 25, 2020                                                            5,819.09
December 25, 2020                                                            5,584.01
January 25, 2021                                                             5,356.85
February 25, 2021                                                            5,137.35
March 25, 2021                                                               4,925.27
April 25, 2021                                                               4,720.37
May 25, 2021                                                                 4,522.40
June 25, 2021                                                                4,331.15
July 25, 2021                                                                4,146.40
August 25, 2021                                                              3,967.94
September 25, 2021                                                           3,795.56
October 25, 2021                                                             3,629.07
November 25, 2021                                                            3,468.27
December 25, 2021                                                            3,312.98
January 25, 2022                                                             3,163.01
February 25, 2022                                                            3,018.20
March 25, 2022                                                               2,878.37
April 25, 2022                                                               2,743.37
May 25, 2022                                                                 2,613.03
June 25, 2022                                                                2,487.19
July 25, 2022                                                                2,365.73
August 25, 2022                                                              2,248.48
September 25, 2022                                                           2,135.31
October 25, 2022                                                             2,026.08
November 25, 2022                                                            1,920.67
December 25, 2022                                                            1,818.95
January 25, 2023                                                             1,720.80
February 25, 2023                                                            1,626.09
March 25, 2023                                                               1,534.72
April 25, 2023                                                               1,446.58
May 25, 2023                                                                 1,361.55
June 25, 2023                                                                1,279.53
July 25, 2023                                                                1,200.43
August 25, 2023                                                              1,124.14
September 25, 2023                                                           1,050.57
October 25, 2023                                                               979.63
November 25, 2023                                                              911.24
December 25, 2023                                                              845.3
January 25, 2024                                                               781.74
February 25, 2024                                                              720.47
March 25, 2024                                                                 661.42
April 25, 2024                                                                 604.52
May 25, 2024                                                                   549.68
June 25, 2024                                                                  496.84
July 25, 2024                                                                  445.94
August 25, 2024                                                                396.9
September 25, 2024                                                             349.67
October 25, 2024                                                               304.17
November 25, 2024                                                              260.37
December 25, 2024                                                              218.18
January 25, 2025                                                               177.57
February 25, 2025                                                              138.47
March 25, 2025                                                                 100.84
April 25, 2025                                                                  64.62
May 25, 2025                                                                    29.77
June 25, 2025                                                                    0



                                EXHIBIT IA-A

                       Form of Class IA-A Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IA-A CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IA-A CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-A CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 6.00%                    INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS IA-A CERTIFICATES AS OF
                                    THE CLOSING DATE: $8,663,469

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-A CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IA-A Certificates (the "Class IA-A Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IA-A Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IA-A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:________________________________
                                                 AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT - Custodian
                                                        ----------------------
TEN ENT - as tenants by the                             (Cust)  (Minor)
            entireties
JT TEN - as joint tenants with      Under Uniform Gifts to Minors Act__________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                 Additional abbreviations may also be used
                       though not in the above list.


                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________


--------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.



                                EXHIBIT IA-B

                       Form of Class IA-B Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-B CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IA-B CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IA-B CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-B CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 6.50%                    INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS IA-B CERTIFICATES AS OF
                                    THE CLOSING DATE: $59,953,000

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016
                                    CUSTODIAN: JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-B CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IA-B Certificates (the "Class IA-B Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IA-B Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IA-B CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          --------------------
TEN ENT -as tenants by the                                (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                         (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.


                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.



                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.



                                EXHIBIT IA-C

                       Form of Class IA-C Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-C CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IA-C CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IA-C CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-C CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 7.50%                    INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS IA-C CERTIFICATES AS OF
                                    THE CLOSING DATE: $26,742,649

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IA-C CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IA-C Certificates (the "Class IA-C Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IA-C Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IA-C CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT - Custodian
                                                        ----------------------
TEN ENT -as tenants by the                              (Cust)  (Minor)
           entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                       (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.


                               EXHIBIT IIA-A
                      Form of Class IIA-A Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIA-A CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIA-A CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-A CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 6.50%                    INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS IIA-A CERTIFICATES AS OF
                                    THE CLOSING DATE: $48,607,008

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-A CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-A Certificates (the "Class IIA-A Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-A Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT - Custodian
                                                       ----------------------
TEN ENT -as tenants by the                             (Cust)  (Minor)
          entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.




Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.




-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.






                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.



                               EXHIBIT IIA-B1

                      Form of Class IIA-B1 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIA-B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIA-B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B1 CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: VARIABLE (1)             INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS IIA-B1 CERTIFICATES AS OF
                                    THE CLOSING DATE: $15,301,285

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.


------------------------------

(1) The Class IIA-B1 Certificates will bear interest at a rate equal to LIBOR plus 0.70%, subject to a maximum rate of 8.50% and a minimum rate of 0.70%. For the initial Distribution Date, the Certificate Rate for the Class IIA-B1 Certificates will equal 2.54%.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-B1 Certificates (the "Class IIA-B1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ----------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
          entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.




-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.



                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.




                               EXHIBIT IIA-B2

                      Form of Class IIA-B2 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS IIA-B2 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS IIA-B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIA-B2 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL NOTIONAL AMOUNT
FLOATING(1)                         AS OF THE CUT-OFF DATE:  $15,301,285

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $1,000,000 AND $1 IN EXCESS OF $1,000,000


DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002


FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.





------------------------------

(1) The Class IIA-B2 Certificates will bear interest at a rate equal to 7.80% minus LIBOR, subject to a maximum rate of 7.80% and a minimum rate of 0.00%. For the initial Distribution Date, the Certificate Rate for the Class IIA-B2 Certificates will equal 5.96%.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-B2 Certificates (the "Class IIA-B2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      This Certificate will not be entitled to any distribution of principal. Interest on this Certificate, for any Distribution Date, will accrue based on a year of 360 days and the actual number of days in the Interest Accrual Period. The Interest Accrual Period, for any Distribution Date, is the period from and including the prior Distribution Date to, but excluding, such Distribution Date.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Class IIA-B2 Certificates were issued on May 29, 2002 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class IIA-B2 Certificates will be entitled to receive an amount equal to one-twelfth of the Certificate Rate multiplied by the Class IIA-B2 Notional Amount. The Class IIA-B2 Notional Amount, for any Distribution Date, will equal the Certificate Balance of the Class IIA-B1 Certificates for such Distribution Date. Certificateholders should be aware that the methodology for accruing OID on the Class IIA-B2 Certificates is not entirely clear under current law.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ----------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.



                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.



                               EXHIBIT IIA-B3

                      Form of Class IIA-B3 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIA-B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIA-B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B3 CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 5.50%                    INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS IIA-B3 CERTIFICATES AS OF
                                    THE CLOSING DATE: $25,323,667

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE: JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN: JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-B3 Certificates (the "Class IIA-B3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT - Custodian
                                                        ----------------------
TEN ENT -as tenants by the                              (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.


                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.



-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.







                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.



                               EXHIBIT IIA-B4

                      Form of Class IIA-B4 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B4 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIA-B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIA-B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B4 CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: VARIABLE(1)              INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS IIA-B4 CERTIFICATES AS OF
                                    THE CLOSING DATE: $18,088,333

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.


---------------------

(1) The Class IIA-B4 Certificates will bear interest at a rate equal to LIBOR plus 0.35%, subject to a maximum rate of 8.50% and a minimum rate of 0.35%. For the initial Distribution Date, the Certificate Rate for the Class IIA-B4 Certificates will equal 2.19%.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B4 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-B4 Certificates (the "Class IIA-B4 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         -------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act ________
        rights of survivorship                                         (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.


                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.




Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.




-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.



                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:
                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.




                               EXHIBIT IIA-B5

                      Form of Class IIA-B5 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B5 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS IIA-B5 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS IIA-B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIA-B5 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL NOTIONAL AMOUNT
FLOATING(1)                         AS OF THE CUT-OFF DATE:  $18,088,333

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $1,000,000 AND $1 IN EXCESS OF $1,000,000


DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002


FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.





------------------------------

(1) The Class IIA-B5 Certificates will bear interest at a rate equal to 8.15% minus LIBOR, subject to a maximum rate of 8.15% and a minimum rate of 0.00%. For the initial Distribution Date, the Certificate Rate for the Class IIA-B5 Certificates will equal 6.31%.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B5 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-B5 Certificates (the "Class IIA-B5 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      This Certificate will not be entitled to any distribution of principal. Interest on this Certificate, for any Distribution Date, will accrue based on a year of 360 days and the actual number of days in the Interest Accrual Period. The Interest Accrual Period, for any Distribution Date, is the period from and including the prior Distribution Date to, but excluding, such Distribution Date.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Class IIA-B5 Certificates were issued on May 29, 2002 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class IIA-B2 Certificates will be entitled to receive an amount equal to one-twelfth of the Certificate Rate multiplied by the Class IIA-B5 Notional Amount. The Class IIA-B5 Notional Amount, for any Distribution Date, will equal the Certificate Balance of the Class IIA-B4 Certificates for such Distribution Date. Certificateholders should be aware that the methodology for accruing OID on the Class IIA-B5 Certificates is not entirely clear under current law.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ---------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
                  entireties
JT TEN -as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.



                              EXHIBIT IIA-B6

                     Form of Class IIA-B6 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                         CLASS IIA-B6 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIA-B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIA-B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B6 CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 6.75%                    INITIAL CERTIFICATE PRINCIPAL BALANCE OF
                                    THE CLASS IIA-B6 CERTIFICATES AS OF THE
                                    CLOSING DATE: $1,250,000

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-B6 Certificates (the "Class IIA-B6 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ----------------------
TEN ENT -as tenants by the                                (Cust)  (Minor)
           entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                         (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.





-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.







                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.



                               EXHIBIT IIA-B7

                      Form of Class IIA-B7 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B7 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIA-B7 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIA-B7 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B7 CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 6.75%                    INITIAL CERTIFICATE PRINCIPAL BALANCE OF
                                    THE CLASS IIA-B7 CERTIFICATES AS OF THE
                                    CLOSING DATE: $44,145,715

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B7 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-B7 Certificates (the "Class IIA-B7 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-B7 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-B7 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ---------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                       (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.




-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:
                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.






                               EXHIBIT IIA-B8

                      Form of Class IIA-B8 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B8 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIA-B8 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIA-B8 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B8 CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 6.75%(1)                 INITIAL CERTIFICATE PRINCIPAL BALANCE OF
                                    THE CLASS IIA-B8 CERTIFICATES AS OF THE
                                    CLOSING DATE: $3,000,000

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.

---------------------------

(1) The Class IIA-B8 Certificates do not pay interest on a current basis. Current interest accrual on the Class IIA-B8 Certificates will be added to the Certificate Balance of the Class IIA-B8 Certificates on each Distribution Date as provided in the Trust Agreement.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-B8 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-B8 Certificates (the "Class IIA-B8 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-B8 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class IIA-B8 Certificates were issued on May 29, 2002 with original issue discount ("OID") for federal income tax purposes. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-B8 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         -------------------
TEN ENT -as tenants by the                                (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                         (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.



-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.




                               EXHIBIT IIA-C1

                      Form of Class IIA-C1 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-C1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIA-C1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIA-C1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-C1 CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: VARIABLE(1)              INITIAL CERTIFICATE PRINCIPAL BALANCE OF
                                    THE CLASS IIA-C1 CERTIFICATES AS OF THE
                                    CLOSING DATE: $46,206,213

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.

--------------------------

(1) The Class IIA-C1 Certificates will bear interest at a rate equal to LIBOR plus 0.65%, subject to a maximum rate of 8.50% and a minimum rate of 0.65%. For the initial Distribution Date, the Certificate Rate for the Class IIA-C1 Certificates will equal 2.49%.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-C1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-C1 Certificates (the "Class IIA-C1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIA-C1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Class IIA-C1 Certificates were issued on May 29, 2002 with original issue discount ("OID") for federal income tax purposes. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-C1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ----------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:
                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.






                               EXHIBIT IIA-C2

                      Form of Class IIA-C2 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-C2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS IIA-C2 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS IIA-C2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIA-C2 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL NOTIONAL AMOUNT
FLOATING(1)                         AS OF THE CUT-OFF DATE:  $46,206,213

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $1,000,000 AND $1 IN EXCESS OF $1,000,000


DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002


FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.





------------------------------

(1) The Class IIA-C2 Certificates will bear interest at a rate equal to 7.85% minus LIBOR, subject to a maximum rate of 7.85% and a minimum rate of 0.00%. For the initial Distribution Date, the Certificate Rate for the Class IIA-C2 Certificates will equal 6.01%.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIA-C2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIA-C2 Certificates (the "Class IIA-C2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      This Certificate will not be entitled to any distribution of principal. Interest on this Certificate, for any Distribution Date, will accrue based on a year of 360 days and the actual number of days in the Interest Accrual Period. The Interest Accrual Period, for any Distribution Date, is the period from and including the prior Distribution Date to, but excluding, such Distribution Date.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Class IIA-C2 Certificates were issued on May 29, 2002 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class IIA-C2 Certificates will be entitled to receive an amount equal to one-twelfth of the Certificate Rate multiplied by the Class IIA-C2 Notional Amount. The Class IIA-C2 Notional Amount, for any Distribution Date, will equal the Certificate Balance of the Class IIA-C1 Certificates for such Distribution Date. Certificateholders should be aware that the methodology for accruing OID on the Class IIA-C2 Certificates is not entirely clear under current law.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.



      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIA-C2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:________________________________
                                                 AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ----------------------
TEN ENT -as tenants by the                                 (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                _________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.



                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.




                                EXHIBIT A-X

                       Form of Class A-X Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS A-X CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS A-X CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS A-X CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                           CLASS A-X CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL NOTIONAL AMOUNT
8.50%                               AS OF THE CUT-OFF DATE:  $342,973

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $342,973(1)


DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002


FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.




------------------------

(1)  The entire Certificate Balance.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS A-X CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A-X Certificates (the "Class A-X Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue for an Interest Accrual Period based on a 360-day year of twelve 30-day months. The Interest Accrual Period, for any Distribution Date, is the immediately preceding calendar month.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class A-X Certificates were issued on May 29, 2002 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class A-X Certificates will be entitled to receive distributions of interests based on the Class A-X Notional Amount. On each Distribution Date, the Class A-X Notional Amount will equal the sum of the Group I Notional Component and the Group II Notional Component. On each Distribution Date, the Group I Notional Component will equal the total principal balance of the mortgage loans in Group I having Net Rates greater than 7.50% per annum multiplied by the following fraction: (weighted average Net Rate for all such mortgage loans minus 7.50%) / 8.50%. On each Distribution Date, the Group II Notional Component will equal the total principal balance of the mortgage loans in Group II having Net Rates greater than 8.50% per annum multiplied by the following fraction:
(weighted average Net Rate for all such mortgage loans minus 8.50%) / 8.50%. Certificateholders should be aware that the methodology for accruing OID on the Class A-X Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.
         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-X CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ---------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.




                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.







                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.



                                EXHIBIT A-P

                       Form of Class A-P Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS A-P CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-P CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A-P CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS A-P CERTIFICATE

CERTIFICATE RATE                    APPROXIMATE AGGREGATE
PER ANNUM: 0.00%(1)                 INITIAL CERTIFICATE PRINCIPAL BALANCE OF
                                    THE CLASS A-P CERTIFICATES AS OF THE
                                    CLOSING DATE: $702,695

PERCENTAGE INTEREST: 100%

MINIMUM                             $702,695(2)
DENOMINATION:

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
MAY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

CLOSING DATE:                       SERVICER:
MAY 29, 2002                        COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. 1                               CUSIP NO.

------------------------------

(1) The Class A-P Certificates are "principal only" Certificates and will not be entitled to any interest.

(2)   The entire Certificate Balance.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS A-P CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A-P Certificates (the "Class A-P Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A-P Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Class A-P Certificates were issued on May 29, 2002 with original issue discount ("OID") for federal income tax purposes. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicer, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicer, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: May 29, 2002                         JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-P CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ---------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                         (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.




-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.





                                EXHIBIT IB-1

                       Form of Class IB-1 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-1 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IB-1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IB-1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IB-1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                           CLASS IB-1 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL CERTIFICATE
6.50%                               PRINCIPAL BALANCE OF THE CLASS IB-1
                                    CERTIFICATES:  $582,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF
                                    $250,000

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016

NO. 1                               CUSIP NO.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IB-1 Certificates (the "Class IB-1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IB-1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IB-1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
                                                          --------------------
TEN ENT -as tenants by the                                (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.





                                EXHIBIT IB-2

                       Form of Class IB-2 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IB-2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IB-2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IB-2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                           CLASS IB-2 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL CERTIFICATE
6.50%                               PRINCIPAL BALANCE OF THE CLASS IB-2
                                    CERTIFICATES:  $340,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF
                                    $250,000

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016

NO. 1                               CUSIP NO.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IB-2 Certificates (the "Class IB-2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IB-2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IB-2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ---------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.







                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.





                                EXHIBIT IB-3

                       Form of Class IB-3 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-3 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IB-3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IB-3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IB-3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                           CLASS IB-3 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL CERTIFICATE
6.50%                               PRINCIPAL BALANCE OF THE CLASS IB-3
                                    CERTIFICATES:  $242,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $242,000(1)

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016

NO. 1                               CUSIP NO.





------------------------

(1)      The entire Certificate Balance.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IB-3 Certificates (the "Class IB-3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IB-3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IB-3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ---------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.


                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.





                                EXHIBIT IB-4

                       Form of Class IB-4 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS IB-4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IB-4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IB-4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                           CLASS IB-4 CERTIFICATE


CERTIFICATE RATE:                   AGGREGATE INITIAL CERTIFICATE
6.50%                               PRINCIPAL BALANCE OF THE CLASS IB-4
                                    CERTIFICATES: $97,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $97,000(1)

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016

NO. 1                               CUSIP NO.




------------------------

(1)      The entire Certificate Balance.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-4 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-3F, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class IB-4 Certificate") the principal sum of NINETY-SEVEN THOUSAND UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IB-4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IB-4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY


                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ------------------
TEN ENT -as tenants by the                                 (Cust)  (Minor)
        entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                       (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.





                                EXHIBIT IB-5

                       Form of Class IB-5 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS IB-5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IB-5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IB-5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                           CLASS IB-5 CERTIFICATE


CERTIFICATE RATE:                   AGGREGATE INITIAL CERTIFICATE
6.50%                               PRINCIPAL BALANCE OF THE CLASS IB-5
                                    CERTIFICATES: $97,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $97,000(1)

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANs, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016

NO. 1                               CUSIP NO.




------------------------

(1)      The entire Certificate Balance.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-5 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-3F, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class IB-5 Certificate") the principal sum of NINETY-SEVEN THOUSAND UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IB-5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IB-5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         ---------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                       (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 ________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.



                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.




                                EXHIBIT IB-6

                       Form of Class IB-6 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS IB-6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IB-6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IB-6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                           CLASS IB-6 CERTIFICATE


CERTIFICATE RATE:                   AGGREGATE INITIAL CERTIFICATE
6.50%                               PRINCIPAL BALANCE OF THE CLASS IB-6
                                    CERTIFICATES: $194,565

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $194,565(1)

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
AUGUST 25, 2016

NO. 1                               CUSIP NO.





------------------------

(1)      The entire Certificate Balance.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS IB-6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-3F, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class IB-6 Certificate") the principal sum of ONE HUNDRED NINETY-FOUR THOUSAND FIVE HUNDRED SIXTY-FIVE UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IB-6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IB-6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -  Custodian
                                                         --------------------
TEN ENT -as tenants by the                               (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.






                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.






                               EXHIBIT IIB-1

                      Form of Class IIB-1 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-1 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIB-1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IIB-1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIB-1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIB-1 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL CERTIFICATE
7.00%                               PRINCIPAL BALANCE OF THE CLASS IIB-1
                                    CERTIFICATES:  $2,644,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF
                                    $250,000

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIB-1 Certificates (the "Class IIB-1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIB-1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIB-1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT - Custodian
                                                        ---------------------
TEN ENT -as tenants by the                              (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act__________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

---------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

-------------------------------------------------------------------
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.



Dated:_____________________                 _______________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.


-----------------------------
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.






                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of distribution:

                  Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.





                               EXHIBIT IIB-2

                      Form of Class IIB-2 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIB-2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IIB-2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIB-2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIB-2 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL CERTIFICATE
7.00%                               PRINCIPAL BALANCE OF THE CLASS IIB-2
                                    CERTIFICATES:  $2,538,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF
                                    $250,000

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIB-2 Certificates (the "Class IIB-2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIB-2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                 as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS IIB-2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                               EXHIBIT IIB-3

                      Form of Class IIB-3 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-3 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS IIB-3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IIB-3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIB-3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIB-3 CERTIFICATE



CERTIFICATE RATE:                   APPROXIMATE INITIAL CERTIFICATE
7.00%                               PRINCIPAL BALANCE OF THE CLASS IIB-3
                                    CERTIFICATES:  $1,692,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF
                                    $250,000

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class IIB-3 Certificates (the "Class IIB-3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIB-3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                 as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS IIB-3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                               EXHIBIT IIB-4

                      Form of Class IIB-4 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS IIB-4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IIB-4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIB-4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIB-4 CERTIFICATE


CERTIFICATE RATE:                   AGGREGATE INITIAL CERTIFICATE
7.00%                               PRINCIPAL BALANCE OF THE CLASS IIB-4
                                    CERTIFICATES: $635,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS
                                    OF $250,000

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-4 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-3F, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class IIB-4 Certificate") the principal sum of SIX HUNDRED THIRTY-FOUR THOUSAND UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIB-4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.
         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                 as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS IIB-4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                               EXHIBIT IIB-5

                      Form of Class IIB-5 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS IIB-5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IIB-5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIB-5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIB-5 CERTIFICATE


CERTIFICATE RATE:                   AGGREGATE INITIAL CERTIFICATE
7.00%                               PRINCIPAL BALANCE OF THE CLASS IIB-5
                                    CERTIFICATES: $423,000

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS
                                    OF $250,000

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-5 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-3F, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class IIB-5 Certificate") the principal sum of FOUR HUNDRED TWENTY-THREE THOUSAND UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIB-5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.
         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                 as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS IIB-5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                               EXHIBIT IIB-6

                      Form of Class IIB-6 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS IIB-6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS IIB-6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS IIB-6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F,
                          CLASS IIB-6 CERTIFICATE


CERTIFICATE RATE:                   AGGREGATE INITIAL CERTIFICATE
7.00%                               PRINCIPAL BALANCE OF THE CLASS IIB-6
                                    CERTIFICATES: $1,058,052

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY
                                    THE TRUST:  $308,526,654

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS
                                                     OF $250,000

DATE OF TRUST AGREEMENT:            SERVICER:
AS OF MAY 1, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
JUNE 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS IIB-6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-3F, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS & CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class IIB-6 Certificate") the principal sum of SEVEN HUNDRED FORTY-ONE THOUSAND FIFTY-TWO UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class IIB-6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.
         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  May 29, 2002                        JPMORGAN CHASE BANK,
                                                 as Custodian


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS IIB-6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                 EXHIBIT R

                        Form of Class R Certificates

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS I-R1 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS I-R1 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS I-R1 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS I-R1 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS I-R1 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS I-R1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS I-R1 CERTIFICATE


CERTIFICATE RATE PER                AGGREGATE INITIAL CERTIFICATE
ANNUM(1)                            PRINCIPAL BALANCE OF THE CLASS I-R1
                                    CERTIFICATES(1)

PERCENTAGE INTEREST:  99.99%        APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL
                                    BALANCE AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $308,526,654

DENOMINATION: N/A                   SERVICER:
                                    COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

DATE OF TRUST AGREEMENT:            TRUSTEE: JPMORGAN CHASE BANK
AS OF MAY 1, 2002

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.

                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS I-R1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICER, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:



is the registered owner of the Percentage Interest evidenced by this Certificate in the Class I-R1 Certificates (the "Class I-R1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class I-R1 Certificates. The Class I-R1 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class I-R1 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class I-R1 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class I-R1 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class I-R1 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class I-R1 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class I-R1 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class I-R1 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class I-R1 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class I-R1 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class I-R1 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class I-R1 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class I-R1 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class I-R1 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class I-R1 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicer, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: May 29, 2002                                  JPMORGAN CHASE BANK,
                                                       as Custodian



                                                     BY:
                                                        ________________________
                                                           AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS I-R1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                                     JPMORGAN CHASE BANK,
                                                        As Certificate Registrar


                                                     BY:
                                                        ________________________
                                                         AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS I-R2 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS I-R2 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS I-R2 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS I-R2 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS I-R2 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS I-R2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS I-R2 CERTIFICATE


CERTIFICATE RATE PER                AGGREGATE INITIAL CERTIFICATE
ANNUM(1)                            PRINCIPAL BALANCE OF THE CLASS
                                    I-R2 CERTIFICATES(1)

PERCENTAGE INTEREST:  99.99%        APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF
                                    THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST:
                                    $308,526,654

DENOMINATION: N/A                   SERVICER: COUNTRYWIDE HOME
                                    LOANS, INC. WELLS FARGO
                                    HOME MORTGAGE, INC.

DATE OF TRUST AGREEMENT:            TRUSTEE: JPMORGAN CHASE BANK
AS OF MAY 1, 2002

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.






--------
(1) The Class I-R1 Certificates represent the residual interests in REMIC I-1, do not have a Certificate Balance and do not accrue interest.

                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-3F
                           CLASS I-R2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICER, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:



is the registered owner of the Percentage Interest evidenced by this Certificate in the Class I-R2 Certificates (the "Class I-R2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"),
(ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class I-R2 Certificates. The Class I-R2 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class I-R2 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class I-R2 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class I-R2 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class I-R2 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class I-R2 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class I-R2 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class I-R2 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class I-R2 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class I-R2 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class I-R2 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R1 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class I-R2 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class I-R2 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class I-R2 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicer, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: May 29, 2002                                  JPMORGAN CHASE BANK,
                                                        as Custodian



                                                     BY:
                                                        ________________________
                                                         AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS I-R2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                                     JPMORGAN CHASE BANK,
                                                        As Certificate Registrar


                                                     BY:
                                                        ________________________
                                                         AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS II-R1 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS II-R1 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS II-R1 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS II-R1 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS II-R1 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS II-R1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS II-R1 CERTIFICATE


CERTIFICATE RATE PER                AGGREGATE INITIAL CERTIFICATE
ANNUM(1)                            PRINCIPAL BALANCE OF THE CLASS
                                    II-R1 CERTIFICATES(1)

PERCENTAGE INTEREST:  99.99%        APPROXIMATE AGGREGATE
                                    SCHEDULED PRINCIPAL
                                    BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS
                                    HELD BY THE TRUST:
                                    $308,526,654

DENOMINATION: N/A                   SERVICER:
                                    COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

                                    TRUSTEE: JPMORGAN CHASE BANK


DATE OF TRUST AGREEMENT:
AS OF MAY 1, 2002

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.


---------------------
(1) The Class I-R2 Certificates represent the residual interests in REMIC I-2, do not have a Certificate Balance and do not accrue interest.

                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS II-R1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICER, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:



is the registered owner of the Percentage Interest evidenced by this Certificate in the Class II-R1 Certificates (the "Class II-R1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class II-R1 Certificates. The Class II-R1 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class II-R1 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class II-R1 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class II-R1 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class II-R1 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class II-R1 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class II-R1 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class II-R1 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class II-R1 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class II-R1 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class II-R1 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class II-R1 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class II-R1 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class II-R1 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class II-R1 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicer, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: May 29, 2002                                  JPMORGAN CHASE BANK,
                                                       as Custodian



                                                     BY:
                                                        ________________________
                                                          AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS II-R1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                                     JPMORGAN CHASE BANK,
                                                        As Certificate Registrar


                                                     BY:
                                                        ________________________
                                                         AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS II-R2 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS II-R2 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS II-R2 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS II-R2 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS II-R2 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS II-R2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS II-R2 CERTIFICATE


CERTIFICATE RATE PER                AGGREGATE INITIAL CERTIFICATE
ANNUM(1)                            PRINCIPAL BALANCE OF THE CLASS
                                    II-R2 CERTIFICATES(1)

PERCENTAGE INTEREST:  99.99%        APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF THE CUT-OFF
                                    DATE OF THE MORTGAGE LOANS HELD BY THE
                                    TRUST: $308,526,654

DENOMINATION: N/A                   SERVICER:
                                    COUNTRYWIDE HOME LOANS, INC.
                                    WELLS FARGO HOME MORTGAGE, INC.

DATE OF TRUST AGREEMENT:            TRUSTEE: JPMORGAN CHASE BANK
AS OF MAY 1, 2002

CLOSING DATE:
MAY 29, 2002

FIRST DISTRIBUTION DATE:
JUNE 25, 2002

FINAL SCHEDULED
DISTRIBUTION DATE:
DECEMBER 25, 2031

NO. 1                               CUSIP NO.



---------------------------
(1) The Class I-R2 Certificates represent the residual interests in REMIC I-2, do not have a Certificate Balance and do not accrue interest.

                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-3F
                          CLASS II-R2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICER, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:



is the registered owner of the Percentage Interest evidenced by this Certificate in the Class II-R2 Certificates (the "Class II-R2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranty Agreement, dated as of September 25, 2001, between KeyBank National Association and Bavaria RTT Corporation (the "KeyBank Sale Agreement"), (ii) the Servicing Agreement, dated as of September 25, 2001, between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Servicing Agreement") and (iii) the Seller's Warranty and Servicing Agreement, dated as of December 1, 2001, between GSMC and Wells Fargo Home Mortgage, Inc. (the "Wells Fargo Sale and Servicing Agreement" and together with the KeyBank Sale Agreement and the Countrywide Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in June 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-3F (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class II-R2 Certificates. The Class II-R2 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class II-R2 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class II-R2 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class II-R2 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class II-R2 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class II-R2 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class II-R2 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class II-R2 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class II-R2 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class II-R2 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class II-R2 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class II-R2 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class II-R2 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class II-R2 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class II-R2 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicer, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: May 29, 2002                                  JPMORGAN CHASE BANK,
                                                       as Custodian



                                                     BY:
                                                        ________________________
                                                           AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS II-R2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                                     JPMORGAN CHASE BANK,
                                                       As Certificate Registrar


                                                     BY:
                                                        ________________________
                                                         AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -   Custodian
TEN ENT -as tenants by the          (Cust)  (Minor)       ------------
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act
        rights of survivorship                                    (State)
        and not as Tenants in
        Common



                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.